  As filed with the Securities and Exchange Commission on December 28, 2001.


                                                     Registration Nos. 33-36528;
                                                                        811-6161


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /
                                                                          ---
    Pre-Effective Amendment No. ___                                      /   /
                                                                          ---

    Post-Effective Amendment No. 66                                      / X /
                                                                          ---

REGISTRATION STATEMENT UNDER THE INVESTMENT
        COMPANY ACT OF 1940                                              / X /
                                                                          ---

    Amendment No.  70                                                    / X /
                                                                          ---


                       PIMCO FUNDS: MULTI-MANAGER SERIES
              (Exact Name of Registrant as Specified in Charter)

               840 Newport Center Drive, Newport Beach, CA 92660
              (Address of principal executive offices) (Zip code)

                                (800) 427-4648
             (Registrant's telephone number, including area code)

Name and address
of agent for service:        Copies to:
---------------------        ----------
Stephen J. Treadway          Newton B. Schott, Jr.,    Joseph B. Kittredge, Esq.
c/o PIMCO Funds              Esq.                      Ropes & Gray
Distributors LLC             c/o PIMCO Funds           One International Place
2187 Atlantic Street         Distributors LLC          Boston, Massachusetts
Stamford, Connecticut        2187 Atlantic Street      02110
 06902                       Stamford, Connecticut
                             06902


It is proposed that this filing will become effective (check appropriate box):

/ X /  Immediately upon filing pursuant to paragraph (b)
 ---


/   /  60 days after filing pursuant to paragraph (a)(1)
 ---

/   /  On November 1, 2001 pursuant to paragraph (a)(1)
 ---

/   /  75 days after filing pursuant to paragraph (a)(2)
 ---

/   /  On [date] pursuant to paragraph (a)(2) of rule 485
 ---

If appropriate, check the following box:

/   /  This post-effective amendment designates a new effective date for a
 ---   previously filed post-effective amendment.


       This post-effective amendment relates only to the following thirteen series: PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Global Equity Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Mid-Cap Fund, PIMCO RCM Small-Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Tax-Managed Growth Fund, PIMCO RCM Balanced Fund, PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund and PIMCO RCM Europe Fund. No information relating to any other series of the Registrant is amended or superseded hereby.


       The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

            RCM Funds Prospectus



PIMCO
Funds:      This Prospectus describes 11 mutual funds offered by PIMCO Funds:
Multi-      Multi-Manager Series. The Funds provide access to the professional
Manager     investment advisory services offered by PIMCO Advisors L.P. and
Series      its investment management affiliate, Dresdner RCM Global Investors
            LLC which is the Sub-Adviser for the Funds. PIMCO Advisors' and Dresdner RCM's institutional heritage is reflected in the RCM
            Funds offered in this Prospectus.


January
18, 2002

            This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.


            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Share
Classes
Institutional
and
Administrative
                                                                   Prospectus

            Table of Contents



         Summary Information..............................................   3
         RCM Large-Cap Growth Fund........................................   4
         RCM Tax-Managed Growth Fund......................................   6
         RCM Mid-Cap Fund.................................................   8
         RCM Small-Cap Fund...............................................  10
         RCM Balanced Fund................................................  12
         RCM Global Small-Cap Fund........................................  14
         RCM Global Technology Fund.......................................  16
         RCM Global Equity Fund...........................................  18
         RCM International Growth Equity Fund.............................  20
         RCM Emerging Markets Fund........................................  22
         RCM Europe Fund..................................................  24
         Summary of Principal Risks.......................................  26
         Management of the Funds..........................................  30
         How Fund Shares Are Priced.......................................  39
         Fund Distributions...............................................  40
         Tax Consequences.................................................  40
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  41
         Financial Highlights.............................................  50

  PIMCO Funds: Multi-Manager Series
2

            Summary Information


The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.



                                                                                Approximate Approximate
                                    Investment                                  Number of   Capitalization
                Fund Name           Objective         Main Investments          Holdings    Range
 ----------------------------------------------------------------------------------------------------------
  Domestic      RCM Large-Cap       Long-term         Large capitalization        45-85     At least $3
  Funds         Growth              capital           equity securities                     billion
                                    appreciation
          -------------------------------------------------------------------------------------------------
                RCM Tax-Managed     After-tax growth  A broadly diversified       25-65     All
                Growth              of capital        portfolio of equity                   capitalizations
                                                      securities of U.S.
                                                      issuers
          -------------------------------------------------------------------------------------------------
                RCM Mid-Cap         Long-term         Small to medium             85-125    Up to $19.4
                                    capital           capitalization equity                 billion
                                    appreciation      securities
          -------------------------------------------------------------------------------------------------
                RCM Small-Cap       Long-term         Small capitalization        80-120    Between $30
                                    capital           equity securities                     million
                                    appreciation                                            and $3.5
                                                                                            billion
          -------------------------------------------------------------------------------------------------
                RCM Balanced        Long-term         Equity and fixed income     115-155   All
                                    capital           securities                            capitalizations
                                    appreciation and
                                    current income
 ----------------------------------------------------------------------------------------------------------
  Global Funds  RCM Global Small-   Long-term         Equity securities of        55-95     Between $10
                Cap                 capital           issuers located in at                 million
                                    appreciation      least three different                 and $1.7
                                                      countries                             billion
          -------------------------------------------------------------------------------------------------
                RCM Global          Long-term         Equity securities of        65-105    At least $500
                Technology          capital           technology-related                    million
                                    appreciation      issuers located in at
                                                      least three different
                                                      countries
          -------------------------------------------------------------------------------------------------
                RCM Global Equity   Long-term         Equity securities of        85-125    All
                                    capital           issuers located in at                 capitalizations
                                    appreciation      least three different
                                                      countries
 ----------------------------------------------------------------------------------------------------------
  International RCM International   Long-term         Equity securities of        75-115    All
  Funds         Growth Equity       capital           issuers located in at                 capitalizations
                                    appreciation      least ten different
                                                      countries
          -------------------------------------------------------------------------------------------------
                RCM Emerging        Long-term         Equity securities of        35-75     At least $100
                Markets             capital           issuers located in                    million
                                    appreciation      countries with emerging
                                                      securities markets
          -------------------------------------------------------------------------------------------------
                RCM Europe          Long-term         Equity securities of        30-70     All
                                    capital           European issuers                      capitalizations
                                    appreciation
 ----------------------------------------------------------------------------------------------------------


            The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.


Fund
Descriptions,
Performance
and Fees


            It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus

            RCM Large-Cap Growth Fund


--------------------------------------------------------------------------------

Principal     Investment          Fund Focus              Approximate
Investments   Objective                                   Capitalization Range
and                               Larger
Strategies                        capitalization
              Seeks long-term     common stocks
              capital                                     At least $3
              appreciation                                billion

                                  Approximate             Dividend
                                  Number of               Frequency
                                  Holdings
                                  45-85                   At least annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in large capitalization equity securities of U.S. companies. The Sub-Adviser defines "large capitalization" companies as those with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one foreign country or in emerging market securities).


             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk         .  Derivatives       .  Emerging
                                        Risk                 Markets Risk

              .  Issuer Risk         .  Liquidity Risk    .  Management
                                                             Risk
              .  Growth
                 Securities
                 Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.



--------------------------------------------------------------------------------

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


  PIMCO Funds: Multi-Manager Series
4

            Calendar Year Total Returns -- Institutional Class



                                                            More Recent Return
                                                            Information

                                                            --------------------

                                                            1/1/01-9/30/01
                                                            -28.24%





            [BAR CHART]
 '97      '98      '99       '00                            Highest and
31.88%   44.11%   44.84%    -8.37%                          Lowest Quarter
                                                            Returns


                Calendar Year End (through 12/31)           (for periods shown
                                                            in the bar chart)

                                                            --------------------

            Average Annual Total Returns (for periods ended 12/31/00)


                                                            Highest (10/1/98-
                                                            12/31/98)   29.25%


                                                                Fund inception
                                                      1 Year    (12/31/96)(/4/)
            -------------------------------------------------------------------
         Institutional Class                          -8.37%    26.05%
            -------------------------------------------------------------------
         Administrative Class(/1/)                    -8.60%    25.72%
            -------------------------------------------------------------------
         S&P 500 Index(/2/)                           -9.10%    17.20%
            -------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/3/)   -15.35%   17.33%
            -------------------------------------------------------------------

                                                            --------------------

                                                            Lowest (10/1/00-
                                                            12/31/00)  -11.07%


            (1) The Fund began operations on 12/31/96, the inception date of its Institutional Class shares. Performance shown in the Average Annual Total Returns Table for Administrative Class shares prior to the inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses paid by Administrative Class shares.


            (2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.


            (3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.


            (4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund


            Shareholder Fees (fees paid directly from your investment) None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    0.00%          0.30%         0.75%
            ------------------------------------------------------------------
         Administrative  0.45%    0.25%          0.30%         1.00%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)


         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $77      $240           $417          $930
            ------------------------------------------------------------------
         Administrative  $102     $318           $552          $1,225
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM Tax-Managed Growth Fund


--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate Capitalization Range
Investments   Objective
and                               Common stocks of
Strategies                        U.S. companies
              Seeks after-tax                             All
              growth of capital   Approximate             capitalizations
                                  Number of
                                  Holdings
                                                          Dividend
                                  25-65                   Frequency

                                                          At least annually



            The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one foreign country) and up to 5% of its assets in companies organized or headquartered in emerging market countries.

             To maximize after-tax returns, the Fund may use certain
            investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.

            In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities (though generally the Fund will not invest more than 10% of its assets in such securities). This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk         .  Smaller           .  Derivatives
                                        Company Risk         Risk

              .  Issuer Risk                              .  Management
                                                             Risk

              .  Growth
                 Securities
                 Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


--------------------------------------------------------------------------------

Performance
Information


            The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM

  PIMCO Funds: Multi-Manager Series
6

            Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional
            Class


                                                  More Recent Return Information

                                                            --------------------

                                                            1/1/01-9/30/01
                                                            -28.37%


                                              Highest and Lowest Quarter Returns


                                            (for periods shown in the bar chart)

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99)    31.98%

                                                            --------------------

                                                            Lowest (10/1/00-
                                                            12/31/00)   -11.38%

[BAR CHART]
 '99         '00
52.44%      -8.07%

                Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/00)



                                                                Fund inception
                                                      1 Year    (12/30/98)(/3/)
            -------------------------------------------------------------------
         Institutional Class                          -8.07%    18.38%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                           -9.10%     4.89%
            -------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)   -15.35%    7.33%
            -------------------------------------------------------------------


            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.


            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.


            (3) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund


            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.60%    0.00%          0.30%         0.90%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $92      $287           $498          $1,108
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM Mid-Cap Fund


--------------------------------------------------------------------------------

Principal     Investment          Fund Focus              Approximate
Investments   Objective                                   Capitalization Range
and                               Small and medium
Strategies                        capitalization
              Seeks long-term     common stocks
              capital                                     Up to $19.4
              appreciation                                billion

                                  Approximate             Dividend
                                  Number of               Frequency
                                  Holdings
                                                          At least annually
                                  85-125


            The Fund seeks to achieve its investment objective by normally investing 65% of its total assets (which includes cash) and at least 80% of its investments (which excludes cash) in equity and equity related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index, which ranged from $238 million to $13.26 billion as of 10/31/01. Equity related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign issuers. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.


             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(sm) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio manager management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return are:

              .  Market Risk         .  Smaller           .  Turnover Risk
                                        Company Risk

              .  Issuer Risk                              .  Management
                                     .  Liquidity Risk       Risk

              .  Growth
                 Securities          .  Sector
                 Risk                   Specific Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


--------------------------------------------------------------------------------

Performance
Information

            The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc., (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on November 6, 1979. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

  PIMCO Funds: Multi-Manager Series
8

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class




                                                            More Recent Return
                                                            Information



                                                            --------------------

            [BAR CHART]
                                                            1/1/01-9/30/01
                                                            -37.24%

 '91     '92    '93    '94      '95     '96      '97    '98      '99    '00
48.23%  7.03%  10.72%  0.76%   34.53%  18.07%   17.50%  16.06%  80.18%  1.25%

                Calendar Year End (through 12/31)           Highest and Lowest
                                                            Quarter Returns

                                                            (for periods shown
                                                            in the bar chart)

            Average Annual Total Returns (for periods ended 12/31/00)



                                                               Fund Inception
                                      1 Year  5 Years 10 Years (11/6/79)(/4/)
            -----------------------------------------------------------------
         Institutional Class            1.25% 21.16%  20.05%   20.30%
            -----------------------------------------------------------------
         Administrative Class(/1/)      0.99% 20.85%  19.75%   20.00%
            -----------------------------------------------------------------
         Russell Midcap Growth
          Index(/2/)                  -11.75% 17.77%  18.10%   N/A
            -----------------------------------------------------------------
         Lipper Mid-Cap Growth Funds
          Average(/3/)                 -7.94% 16.22%   17.88%  14.50%
            -----------------------------------------------------------------

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99)    42.24%

                                                            --------------------

                                                            Lowest (10/1/00-
                                                            12/31/00)   -25.02%


            (1) The Fund began operations on 11/6/79, the inception date of its Institutional Class shares. Performance shown in the Average Annual Total Returns Table for Administrative Class shares prior to the inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses paid by Administrative Class shares.


            (2) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the index.


            (3) The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.


            (4) The Fund began operations on 11/6/79. Index comparisons begin on 11/6/79.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund


            Shareholder Fees (fees paid directly from your investment) None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.47%    0.00%          0.30%         0.77%
            ------------------------------------------------------------------
         Administrative  0.47%    0.25%          0.30%         1.02%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 79     $246           $428          $  954
            ------------------------------------------------------------------
         Administrative  $104     $325           $563          $1,248
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM Small-Cap Fund


--------------------------------------------------------------------------------

Principal     Investment          Fund Focus              Approximate
Investments   Objective                                   Capitalization Range
and                               Smaller
Strategies                        capitalization
              Seeks long-term     common stocks
              capital                                     Between $30
              appreciation                                million and
                                                          $3.5 billion.

                                  Approximate
                                  Number of
                                  Holdings

                                                          Dividend
                                  80-120                  Frequency

                                                          At least annually


            The Fund seeks to achieve its investment objective by investing 65% of its assets (which includes cash) and 80% of its investments (which excludes cash) in equity and equity-related securities of companies with small market capitalizations. Under normal market conditions, the Fund invests at least 90% of its investments in companies with market capitalizations comparable to those of companies included in the Russell 2000 Index, which currently ranges between $30 million and $3.5 billion. The Fund may also invest up to 10% of its assets in foreign issuers. The Fund will maintain a weighted-average market capitalization that is no less than 50% and no more than 200% of the weighted-average market capitalization of the Russell 2000 Index securities. The Fund may from time to time invest a significant percentage of its assets in the technology sector.


             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk         .  Smaller           .  Turnover Risk
                                        Company Risk

              .  Issuer Risk                              .  Management
                                     .  Liquidity Risk       Risk

              .  Growth
                 Securities          .  Sector
                 Risk                   Specific Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


--------------------------------------------------------------------------------

Performance
Information The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on January 3, 1992. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
10

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information


                                                            --------------------

                                                            1/1/01-9/30/01
                                                            -34.63%


                                                            Highest and Lowest
                                                            Quarter Returns


                                                            (for periods shown
                                                            in the bar chart)

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99)    27.06%

                                                            --------------------

                                                            Lowest (7/1/98-
                                                            9/30/98)    -26.61%


                                [BAR CHART]
 '93    '94     '95     '96     '97     '98     '99       '00
9.20%  -2.16%  34.08%  34.39%  19.49%  1.11%   12.40%   -17.87%

                Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/00)



                                                                  Fund inception
                                          1 Year      5 Years     (1/3/92)(/3/)
            -------------------------------------------------------------------
         Institutional Class              -17.87%      8.43%      11.31%
            -------------------------------------------------------------------
         Russell 2000 Index(/1/)           -3.03%     10.31%      12.56%
            -------------------------------------------------------------------
         Lipper Small-Cap Growth Funds
          Average(/2/)                    -5.59%      14.76%      14.02%

            -------------------------------------------------------------------

            (1) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index and is considered to be representative of the small capitalization market. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. It is not possible to invest directly in the index.


            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.


            (3) The Fund began operations on 1/3/92. Index comparisons begin on 1/3/92.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund


            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.72%    0.00%          0.30%         1.02%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $104     $325           $563          $1,248
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM Balanced Fund


--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investment    Objective                                 Capitalization
and                              Equity and fixed-      Range
Strategies                       income securities
              Seeks long-term
              capital                                   All
              appreciation and                          capitalizations
              current income

                                 Approximate            Dividend Frequency
                                 Number of
                                 Holdings
                                                        Quarterly

                                 115-155


            The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed-income securities. The Fund will normally invest up to 75% of its assets in equity securities and at least 25% of its assets in investment-grade fixed-income securities. Up to 30% of the Fund's assets may be invested in securities of foreign issuers. The Fund's equity securities may be of any capitalization. However, the Fund will generally not invest in securities with market capitalizations below $1 billion.


             The allocation of the Fund's assets begins with a top-down investment process that begins with the development of an economic outlook. The allocation fluctuates with factors affecting the relative attractiveness of equity and fixed-income securities. These factors include, among others: general market and economic conditions and trends, interest and inflation rates, fiscal and monetary developments, long-term corporate earnings growth, and the expected total return and risk of each asset class. The portfolio management team focuses the equity portion of the portfolio on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Foreign stocks are chosen using a similar process, while also considering country allocation and currency exposure. The Fund uses fundamental and original research to select fixed-income securities and to manage the mix between U.S. and foreign bonds. A bond's maturity and duration, among other factors, are important components of the Fund's fixed-income process. The Fund's fixed-income securities may be of any maturity. Investment grade securities are those rated, at the time of purchase, BBB (or its equivalent) or higher by a nationally recognized securities rating agency and unrated securities which the sub-adviser determines are of comparable quality. The Fund will not necessarily sell a security if its rating is lowered after the Fund purchases it.


             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------

Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              .  Market Risk

                                .  Liquidity Risk           .  Turnover Risk
              .  Issuer Risk
                                .  Foreign (non-U.S.)
                                   Investment Risk          .  Credit Risk
              .  Growth
                 Securities     .  Currency Risk
                 Risk                                       .  High Yield
                                .  Interest Rate Risk          Risk

              .  Smaller                                    .  Management
                 Company Risk                                  Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  PIMCO Funds: Multi-Manager Series
12

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 15, 1999. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional    More Recent Return
            Class                                           Information

                                                            --------------------

                                                            1/1/01-9/30/01
                                                            14.05%


                                                            Highest and Lowest
                                                            Quarter Returns


                                                            (for periods shown
                                                            in the bar chart)

                                                            --------------------

                                                            Highest (1/1/00-
                                                            3/31/00) _5.54%

                                                            --------------------

                                                            Lowest (10/1/00-
                                                            12/31/00) ____-5.37%

[BAR CHART]
  '00
 -2.64%

                Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/00)


                                                                      Fund inception
                                               1 Year                 (12/15/99)(/5/)
            -------------------------------------------------------------------------
         Institutional Class                   -2.64%                  3.55%
            -------------------------------------------------------------------------
         S&P 500 Index(/1/)                    -9.10%                 -5.26%
            -------------------------------------------------------------------------
         Lehman Brothers Aggregate
          Bond Index(/2/)                      11.63%                 10.49%
            -------------------------------------------------------------------------
         Blended 60% S&P 500
          Index/40%
          Lehman Brothers Aggregate
          Bond Index(/3/)                      -0.99%                  1.09%
            -------------------------------------------------------------------------
         Lipper Balanced Funds
          Average(/4/)                          1.61%                  1.61%
            -------------------------------------------------------------------------


            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.


            (2) The Lehman Brothers Aggregate Bond Index is an unmanaged market index considered to be representative of the bond market as a whole. It is not possible to invest directly in the index.


            (3) The Blended 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index is an unmanaged hybrid index comprised of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. It is not possible to invest directly in the index.


            (4) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.


            (5) The Fund began operations on 12/15/99. Index comparisons begin on 12/15/99.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund


            Shareholder Fees (fees paid directly from your investment) None






            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.60%    0.00%          0.30%         0.90%
            ------------------------------------------------------------------
            (1) Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $92      $287           $498          $1,108
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating
                Expenses shown above.

                                                                   Prospectus

            RCM Global Small-Cap Fund


--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective                                 Capitalization Range
and                               Smaller
Strategies                        capitalization
              Seeks long-term     common stocks
              capital                                   From $10 million
              appreciation                              to $1.7 billion

                                  Approximate
                                  Number of             Dividend
                                  Holdings              Frequency

                                  55-95                 At least
                                                        annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index, which as of 10/31/01 range from $22 million to $2.97 billion. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small Cap Index securities which as of 10/31/01 would permit the Fund to maintain a weighted-average market capitalization ranging from $375.5 million to $502 million. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its total assets in any one foreign country, other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country).


             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Emerging Markets       .  Currency Risk
                                   Risk

              .  Issuer Risk    . Liquidity Risk          .  Focused
                                                             Investment
                                . Derivatives Risk           Risk

              .  Growth         . Foreign (non-U.S.)
                 Securities     Investment Risk             .  Turnover
                 Risk                                       Risk

              .  Smaller                                    .  Management
              Company Risk                                  Risk



            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


  PIMCO Funds: Multi-Manager Series
14

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information


            Calendar Year Total Returns -- Institutional Class

                                                            --------------------

                                 [BAR CHART]                1/1/01-9/30/01
                                                            -36.00%


 '97      '98       '99      '00

25.48%   19.29%   104.63%   -13.88%
                                                            Highest and Lowest
                                                            Quarter Returns


                Calendar Year End (through 12/31)


                                                            (for periods shown
                                                            in the bar chart)


            Average Annual Total Returns (for periods ended 12/31/00)

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99)   64.80%


                                                            Lowest (7/1/98-
                                                            9/30/98)   -23.37%

                                                           --------------------

                                                                 Fund inception
                                                     1 Year      (12/31/96)(/3/)
            --------------------------------------------------------------------
         Institutional Class                         -13.88%          27.44%
            --------------------------------------------------------------------
         MSCI World Small-Cap Index(/1/)              -1.60%           3.70%
            --------------------------------------------------------------------
         Lipper Global Small Cap Funds Average(/2/)   -6.17%          11.45%
            --------------------------------------------------------------------



            (1) The Morgan Stanley Capital International World Small-Cap Index ("MSCI-WSCI") is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.


            (2) The Lipper Global Small Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.


            (3) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund


            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  1.00%    0.00%          0.40%         1.40%
            ------------------------------------------------------------------

            (1) Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)


                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $143     $443           $766          $1,680
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM Global Technology Fund


--------------------------------------------------------------------------------

Principal     Investment         Fund Focus             Approximate
Investment    Objective                                 Capitalization Range
and                              Common stocks of
Strategies                       U.S. and foreign
              Seeks long-term    technology-
              capital            related                At least $500
              appreciation       companies              million

                                                        Dividend
                                 Approximate            Frequency
                                 Number of
                                 Holdings               At least
                                 65-105                 annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of technology companies located in at least three countries. The Fund may invest up to 50% of its assets in foreign issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one foreign country, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund also invests in IPOs.



             The portfolio manager defines technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that it expects will have higher than average rates of growth and strong potential for capital appreciation.


             The portfolio manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio manager sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio manager [management team] looks to sell a security when the portfolio manager [management team] believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------

Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk    . Liquidity Risk           .  Emerging
                                                              Markets Risk
                                . Derivatives Risk

              .  Issuer Risk    . Sector Specific Risk
                                                           .  Currency Risk

              .  Growth         .  Foreign (non-U.S.)
                 Securities        Investment Risk        . Turnover Risk
                 Risk

              .  Smaller                                   . Management
                 Company Risk                              Risk

              .  IPO Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  PIMCO Funds: Multi-Manager Series
16

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
             Fund") were exchanged for shares of the Fund. The bar chart and an
            Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 27, 1995. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio manager. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional    More Recent Return
            Class                                            Information

                                                            --------------------

                                                            1/1/01-9/30/01
                                                            -56.72%


                                                            Highest and Lowest
                                                            Quarter Returns

                                                                  [BAR CHART]

 '96       '97        '98       '99         '00
26.41%    27.08%     61.05%    182.96%    -14.33%           (for periods shown
                                                            in the bar chart)
                Calendar Year End (through 12/31)

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99)     82.82%


            Average Annual Total Returns (for periods ended 12/31/00)

                                                            --------------------

                                                            Lowest (10/1/00-
                                                            12/31/00)    -34.45%


                                                                        Fund inception
                                                        1 Year  5 Years (12/27/95)(/3/)
            ---------------------------------------------------------------------------
         Institutional Class                            -14.33% 44.37%  44.37%
            ---------------------------------------------------------------------------
         S&P 500 Index(/1/)                             -9.10%  18.33%  18.34%
            ---------------------------------------------------------------------------
         Lipper Science & Technology Fund Average(/2/)  -32.78% 23.42%  23.42%
            ---------------------------------------------------------------------------


            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.


            (2) The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.


            (3) The Fund began operations on 12/27/95. Index comparisons begin on 12/27/95.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund


            Shareholder Fees (fees paid directly from your investment) None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.95%    0.00%          0.40%         1.35%
            ------------------------------------------------------------------
            (1) Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $137     $428           $739          $1,624
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating
                Expenses shown above.

                                                                   Prospectus

            RCM Global Equity Fund


--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective                                 Capitalization Range
and                              Common stocks of
Strategies                       U.S. and foreign
              Seeks long-term    companies
              capital                                   All
              appreciation                              capitalizations
                                 Approximate
                                 Number of
                                 Holdings

                                                        Dividend
                                 85-125                 Frequency

                                                        At least
                                                        annually


            The Fund seeks to achieve its investment objective by normally investing in a diversified portfolio of equity and equity related securities, which include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. At least 65% of the Fund's assets will be invested in the equity securities of three different countries, including the U.S. The Fund may invest up to 30% of its assets in emerging market countries and up to 10% in companies located in any one emerging market country. The Fund may also invest up to 10% of its assets in U.S. and foreign debt securities, including debt securities rated below investment-grade.


             In making investment decisions for the Fund, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in cash or cash equivalent instruments, U.S. Government obligations, non-convertible preferred stocks and non-convertible corporate bonds with remaining maturities of less than one year. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk    .  Derivatives             .  Focused
                                   Risk                       Investment
                                                              Risk
              .  Issuer Risk
                                .  Foreign (non-U.S.) Investment Risk

                                                           .  Turnover Risk
              .  Smaller        .  Emerging
                 Company Risk      Markets Risk
                                                           .  High Yield
                                                              Risk

              .  Liquidity      .  Currency Risk           .  Management
                 Risk                                         Risk


            Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.

  PIMCO Funds: Multi-Manager Series
18

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class



                                                            More Recent Return
                                                            Information

                                                            --------------------

                                                            1/1/01-9/30/01
                                                            -31.88%


                                        [BAR CHART]         Highest and Lowest
 '99         '00                                            Quarter Returns
62.20%      10.80%


                                                            (for periods shown
                Calendar Year End (through 12/31)           in the bar chart)

                                                            --------------------

            Average Annual Total Returns (for periods ended 12/31/00)


                                                            Highest (10/1/99-
                                                            12/31/99)_____42.54%


                                                                     Fund inception
                                                 1 Year              (12/30/98)(/4/)
            ------------------------------------------------------------------------
         Institutional Class                     -10.80%             20.29%
            ------------------------------------------------------------------------
         MSCI-ACWI Free Index(/1/)               -13.95%              4.46%
            ------------------------------------------------------------------------
         S&P 500 Index(/2/)                      - 9.10%              4.89%
            ------------------------------------------------------------------------
         Lipper Global Funds Average(/3/)        -10.01%             10.98%
            ------------------------------------------------------------------------

                                                            --------------------

                                                            Lowest (10/1/00-
                                                            12/31/00)_____-9.31%


            (1) The Morgan Stanley All Countries World Free Index ("MSCI-ACWI") is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. It is not possible to invest directly in the index.


            (2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.


            (3) The Lipper Global Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. It does not take into account sales charges.


            (4) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund


            Shareholder Fees (fees paid directly from your investment)None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.85%    0.00%          0.40%         1.25%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $127     $397           $686          $1,511
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM International Growth Equity Fund


--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective                                 Capitalization
and                              Common stocks of       Range
Strategies                       companies worldwide
              Seeks long-term
              capital                                   All
              appreciation                              capitalizations

                                 Approximate
                                 Number of
                                 Holdings               Dividend Frequency

                                 75-115

                                                        At least annually


            The Fund seeks to achieve its investment objective by normally investing at least 90% of its assets in equity securities of foreign companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other foreign country. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in financial sector stocks.


             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              .  Market Risk     . Liquidity Risk          .  Currency Risk

                                 . Derivatives Risk

              .  Issuer Risk     .  Foreign (non-U.S.)     .  Focused
                                    Investment Risk           Investment
                                                              Risk
              .  Growth          .  Emerging Markets
                 Securities         Risk                   . Turnover Risk
                 Risk

              .  Smaller                                   . Management
                 Companies                                 Risk
                 Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  PIMCO Funds: Multi-Manager Series
20

         The Fund reorganized on January 18, 2002 when shares of a Performance corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Information Fund") were exchanged for shares of the Fund. The bar chart and an
            Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on May 22, 1995. The information provides some indication of the risks of investing in the Fund by RCM International Growth Equity Fund showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information

                                                            --------------------

                                                            1/1/01-9/30/01
                                                            -32.95%


                                                            Highest and Lowest
                                                            Quarter Returns


                                                            (for periods shown
                                                            in the bar chart)

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99   41.32%)

                                                            --------------------

                                                            Lowest (7/1/98-
                                                            9/30/98   -16.16%)



                     [BAR CHART]
 '95      '96      '97      '98       '99      '00
17.98%   19.31%   17.93%   13.81%    60.66%   -26.76%

                Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/00)


                                                                  Fund inception
                                                  1 Year  5 Years (5/22/95)(/5/)
            --------------------------------------------------------------------
         Institutional Class                      -26.76% 13.51%  14.66%
            --------------------------------------------------------------------
         Administrative Class(/1/)                -26.96% 13.22%  14.35%
            --------------------------------------------------------------------
         MSCI-EAFE Index(/2/)                     -13.95%  7.43%   7.60%
            --------------------------------------------------------------------
         MSCI-ACWI Ex-U.S. Index(/3/)             -15.09%  6.73%   7.00%
            --------------------------------------------------------------------
         Lipper International Funds Average(/4/)  -15.24%  9.39%   9.45%
            --------------------------------------------------------------------


            (1) The Fund began operations on 5/22/95, the inception date of its Institutional Class shares. Performance shown in the Average Annual Total Returns Table for Administrative Class shares prior to the inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses paid by Administrative Class shares.


            (2) The Morgan Stanley Capital International Europe Australasia Far East ("MCSI-EAFE") Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.


            (3) The Morgan Stanley All Country World Free ("MCSI-ACWI") Ex-U.S. Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets, excluding the United States. It is not possible to invest directly in the index.


            (4) The Lipper International Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest their assets in securities with primary trading markets outside of the United States. It does not take into account sales charges.


            (5) The Fund began operations on 5/22/95. Index comparisons begin on 5/22/95.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund


            Shareholder Fees (fees paid directly from your investment) None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                       Distribution                        Total Annual
                                        and/or Service                     Fund Operating
         Share Class     Advisory Fees (12b-1) Fees    Other Expenses(/1/) Expenses
            -----------------------------------------------------------------------------
         Institutional   0.50%         0.00%           0.50%               1.00%
            -----------------------------------------------------------------------------
         Administrative  0.50%         0.25%           0.50%               1.25%
            -----------------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

         Share Class     Year 1        Year 3          Year 5              Year 10
            -----------------------------------------------------------------------------
         Institutional   $102          $318            $552                $1,225
            -----------------------------------------------------------------------------
         Administrative  $127          $397            $686                $1,511
            -----------------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM Emerging Markets Fund


--------------------------------------------------------------------------------

Principal     Investment          Fund Focus              Approximate
Investments   Objective                                   Capitalization
and                               Common stocks of        Range
Strategies                        emerging market
              Seeks long-term     issuers
              capital                                     At least $100
              appreciation                                million

                                  Approximate             Dividend Frequency
                                  Number of
                                  Holdings
                                                          At least annually

                                  35-75


            The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies located in countries with emerging securities markets. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million (as measured at the time of purchase). The Fund may invest up to 15% of its assets in companies that are organized or headquartered in any one emerging market country and up to 20% of its assets in companies that are organized or headquartered in developed countries.


             The portfolio management team considers emerging market companies to be those that are organized or headquartered in any country that the World Bank, the International Finance Corporation, the United Nations, or any other recognized international financial institution, considers to be an emerging or developing country. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe. In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities.


             In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk     .  Derivatives Risk         .  Focused
                                                                Investment
                                 .  Foreign (non-U.S.)          Risk
                                    Investment Risk
              .  Issuer Risk
                                 .  Emerging Market Risk     .  Turnover Risk

              .  Growth
                 Securities      .  Currency Risk            .  High-Yield
                 Risk                                           Risk

              .  Smaller                                     .  Management
                 Company Risk                                   Risk

              .  Liquidity Risk



            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  PIMCO Funds: Multi-Manager Series
22

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 30, 1997. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information

                                                            --------------------

                                                            1/1/01-9/30/01
                                                            -26.70%


                                                            Highest and
                                                            Lowest Quarter
                                                            Returns


                                                            (for periods
                                                            shown in the bar
                                                            chart)

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99)   52.95%

                                                            --------------------

                                                            Lowest (4/1/98-
                                                            6/30/98)   -16.26%

                                 [BAR CHART]
 '98        '99        '00
-8.39%     91.90%    -25.24%

                Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/00)


                                                                    Fund inception
                                                            1 Year  (12/30/97)(/4/)
            -----------------------------------------------------------------------
         Institutional Class                                -25.24%      9.49%
            -----------------------------------------------------------------------
         MSCI-EMF Index(/1/)                                -30.60%     -4.74%
            -----------------------------------------------------------------------
         S&P/IFC Index of Investable Emerging Markets(/2/)  -30.42%     -3.15%
            -----------------------------------------------------------------------
         Lipper Emerging Markets Funds Average(/3/)         -30.45%     -5.03%
            -----------------------------------------------------------------------


            (1) The Morgan Stanley Capital International Emerging Markets Free
                Index ("MSCI--EMF") is composed of companies representative of the market structure of emerging market countries in Europe, Latin America and the Pacific Basin. The index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. It is not possible to invest directly in the index.


            (2) The S&P/IFC Index of Investable Emerging Markets represents the IFC investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFC index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens. It is not possible to invest directly in the index.


            (3) The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It does not take into account sales charges.


            (4) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:

of the
Fund
            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):


                                 Distribution                 Total Annual
                        Advisory and/or Service Other         Fund Operating
                        Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  1.00%    0.00%          0.50%         1.50%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $153     $474           $818          $1,791
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            RCM Europe Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective                                   Capitalization Range
and                              Common stocks of         All
Strategies    Seeks long-term    European                 capitalizations
              capital            companies
              appreciation



                                 Approximate              Dividend
                                 Number of                Frequency
                                 Holdings
                                                          At least annually
                                 30-70


            The Fund seeks to achieve its investment objective by normally investing at least 75% of its assets in equity securities of European companies located in both European Economic and Monetary Union ("EMU") and non-EMU countries. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries. The Fund may also from time to time invest a significant portion of its assets in financial sector stocks.


             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk     .  Liquidity Risk           .  Currency Risk

                                 .  Derivative Risk

              .  Issuer Risk     .  Sector Specific Risk     .  Focused
                                                                Investment
                                                                Risk
              .  Growth          .  Foreign (non-U.S.)
                 Securities         Investment Risk          .  Turnover Risk
                 Risk

              .  Smaller                                     .  Management
                 Company Risk                                   Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information

            The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on April 5, 1990. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

  PIMCO Funds: Multi-Manager Series
24

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.



            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information


                                                            --------------------
                                 [BAR CHART]

                                                            1/1/01-9/30/01
                Calendar Year End (through 12/31)           -36.49%


 '91      '92     '93     '94     '95    '96     '97     '98     '99      '00
-5.74%  -12.44%  31.54%  -4.96%  1.33%  15.87%  25.70%  37.40%  43.82%  -11.59%

                                                            Highest and Lowest
                                                            Quarter Returns


            Average Annual Total Returns (for periods ended 12/31/00)


                                                            (for periods shown
                                                            in the bar chart)


                                                                Fund inception
                                       1 Year  5 Years 10 Years (4/5/90)(/5/)
            ------------------------------------------------------------------
         Institutional Class(/1/)      -11.59% 20.54%  10.28%       7.31%
            ------------------------------------------------------------------
         MSCI-Europe Index(/2/)         -8.14% 15.75%  13.91%       12.65%
            ------------------------------------------------------------------
         DAX100 Index(/3/)             -12.22% 12.82%  11.23%       8.54%
            ------------------------------------------------------------------
         Lipper European Region Funds
          Average(/4/)                  -6.14% 15.77%  12.33%       9.89%
            ------------------------------------------------------------------

                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99  51.52%)

                                                            --------------------

                                                            Lowest (7/1/98-
                                                            9/30/98  -15.41%)


            (1) The Fund began operations on 4/5/90, the inception date of its
                Class D shares, which are not offered by this Prospectus. Institutional Class performance through March 3, 2000 (when Institutional Class shares commenced operations) is based on Class D performance, restated to reflect the lower expenses of Institutional Class shares. Class D shares are invested in the same portfolio of securities as Institutional Class shares. Returns through 5/3/99 when the Fund converted to an open-end investment company, reflect the performance of the Fund as a closed-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees.

            (2) The Morgan Stanley Capital International Europe Index ("MSCI-
                Europe") is a widely recognized, unmanaged, capitalization-weighted index of issuers in the countries of Europe. It is not possible to invest directly in the index.

            (3) The DAX100 Index is a German-focused index. It is not possible to invest directly in the index.


            (4) The Lipper European Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. It does not take into account sales charges.


            (5) The Fund began operations on 4/5/90. Index comparisons begin on 4/5/90.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Fund:
of the
Fund


            Shareholder Fees (fees paid directly from your investment) None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):


                                 Distribution
                                 and/or                     Total Annual
                        Advisory Service      Other         Fund Operating
                        Fees     (12b-1) Fees Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional  0.80%    0.00%        0.50%         1.30%
            ------------------------------------------------------------------
            (1)  Other Expenses reflects the Administrative Fees paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
            Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                        Year 1   Year 3       Year 5        Year 10
            ------------------------------------------------------------------
         Institutional  $132     $412         $713          $1,568
            ------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                                                   Prospectus

            Summary of Principal Risks


            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.


Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.


Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.


Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio management team or portfolio manager believes will
Risk        experience relatively rapid earnings growth. The RCM Global Small-
            Cap, RCM Global Technology, RCM Large-Cap Growth, RCM Mid-Cap, RCM
            Small-Cap, RCM Tax-Managed Growth, RCM Balanced, RCM International
            Growth Equity, RCM Emerging Markets and RCM Europe Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.


Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The RCM Small-Cap Fund, in particular, and the RCM Global Small-
            Cap, RCM Global Technology, RCM Global Equity, RCM Tax-Managed
            Growth, RCM Balanced, RCM Emerging Markets, RCM International
            Growth Equity and RCM Europe Funds generally have substantial exposure to this risk. The RCM Mid-Cap Fund also has significant exposure to this risk because it invests substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.


IPO Risk

            The Funds, particularly the RCM Global Technology Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At

  PIMCO Funds: Multi-Manager Series
26
            any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


Derivatives All Funds except the RCM Mid-Cap and RCM Small-Cap Funds may use
Risk derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.


            Healthcare Related Risk. Certain of the Funds and particularly the RCM Mid-Cap Fund may make significant investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.


            Technology Related Risk. Because the RCM Global Technology Fund concentrates its investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

                                                                   Prospectus

Foreign
(non-       A Fund that invests in foreign securities, and particularly the
U.S.)       RCM Global Small-Cap, RCM Global Technology, RCM Global Equity,
Investment  RCM Balanced, RCM International Growth Equity, RCM Emerging
Risk        Markets and RCM Europe Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the RCM Global Small-Cap, RCM Global
            Technology, RCM Global Equity, RCM International Growth Equity,
            RCM Emerging Markets or RCM Europe Fund, invests a significant portion of its assets in a particular currency or a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Specifically, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.


            EMU Countries Risk Certain Funds, particularly the RCM Europe Fund, will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.



Emerging
Markets     Foreign investment risk may be particularly high to the extent
Risk        that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The RCM Emerging Markets
            Fund normally invests most of its assets in emerging market securities and is particularly sensitive to these risks. The RCM
            Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM
            International Growth Equity and RCM Large-Cap Growth Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.



Currency
Risk Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM Balanced, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

  PIMC Funds: Multi-Manager Series
28

Focused
Investment  Focusing Fund investments in a small number of issuers, industries
Risk or foreign currencies or regions increases risk. Funds, such as the RCM Global Technology, RCM International Growth Equity and RCM Europe Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The RCM Global Small-Cap, RCM Global Equity and RCM Emerging Markets Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Global Technology Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because this Fund normally "concentrates" its investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.



Leveraging
Risk Leverage, including borrowing, will cause the value of a Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.



Interest
Rate Risk   To the extent that Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The RCM Balanced Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.


            As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Turnover    A change in the securities held by a Fund is known as "portfolio
Risk        turnover." Certain of the Funds, specifically the RCM Global
            Small-Cap, RCM Global Technology, RCM Global Equity, RCM Mid-Cap,
            RCM Small-Cap, RCM Balanced, RCM International Growth Equity, RCM
            Emerging Markets and RCM Europe Funds are susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to

                                                                   Prospectus
            shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs of tax effects associated with portfolio turnover may adversely affect a Fund's performance.


Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High
Yield       Funds that invest in high yield securities and unrated securities
Risk        of similar quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. The RCM Emerging
            Markets, RCM Global Equity and RCM Balanced Funds are particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).


Management
Risk Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, the Sub-Adviser and each individual portfolio management team or portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.





            Management of the Funds

Investment
Adviser
and
Administrator
            PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 888 San Clemente, Newport Beach,
            California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2001, PIMCO Advisors and its subsidiary partnerships had approximately $284 billion in assets under management.

             PIMCO Advisors has retained its investment management affiliate,
            Dresdner RCM Global Investors LLC (the "Sub-Adviser") to manage each Fund's investments.


             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.


             It is expected that on or around January 1, 2002, PIMCO Advisors will change its name to Allianz Dresdner Asset Management L.P., which will continue to serve as the Funds' investment adviser through its PIMCO Advisors division and, acting in such capacity, will continue to be referred to as PIMCO Advisors.

Advisory
Fees

            Each Fund pays PIMCO Advisors fees in return for providing or arranging for the provision of investment advisory services. PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

  PIMCO Funds: Multi-Manager Series
30

             The Funds pay monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):



         Fund                                                 Advisory Fees
            ---------------------------------------------------------------
         RCM Large-Cap Growth Fund                                0.45%
         RCM Mid-Cap Fund                                         0.47%
         RCM International Growth Equity Fund                     0.50%
         RCM Balanced and RCM Tax-Managed Growth Funds            0.60%
         RCM Small-Cap Fund                                       0.72%
         RCM Europe Fund                                          0.80%
         RCM Global Equity Fund                                   0.85%
         RCM Global Technology Fund                               0.95%
         RCM Emerging Markets and RCM Global Small-Cap Funds      1.00%


Administrative
Fees
            Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

             Institutional and Administrative Class shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):


         Fund                                               Administrative Fees
            -------------------------------------------------------------------
         RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap,
          RCM Tax-Managed Growth and RCM Balanced Funds            0.30%
         RCM Global Equity, RCM Global Small-Cap and RCM
          Global Technology Funds                                  0.40%
         RCM Emerging Markets, RCM Europe and RCM
          International Growth Equity Funds                        0.50%

            -------



Sub-        The Sub-Adviser has full investment discretion and makes all
Adviser     determinations with respect to the investment of a Fund's assets, subject to the general supervision of PIMCO Advisors and the Board of Trustees.

            Dresdner RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, Dresdner RCM, an affiliated partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. As of September 30, 2001, Dresdner RCM had approximately $37 billion in assets under management.


                                                                   Prospectus

             Each of the Funds (with the exception of the RCM Global
            Technology Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.


             The Large-Cap Equity Team is primarily responsible for the day-
            to-day management of the RCM Large-Cap Growth Fund and the equity portion of the RCM Balanced Fund.


             The Private Client Group Equity Portfolio Management Team is
            primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.


             The Mid-Cap Equity Team is primarily responsible for the day-to-
            day management of the RCM Mid-Cap Fund.


             The Small-Cap Equity Team is primarily responsible for the day-
            to-day management of the RCM Global Small-Cap Fund and the RCM Small-Cap Fund.


             The Fixed-Income Team is primarily responsible for the fixed-
            income portion of the RCM Balanced Fund.


             The International Equity Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund, RCM Emerging Markets Fund and the RCM Europe Fund.


             The Global Equity Team is primarily responsible for the day-to-
            day management of the RCM Global Equity Fund.


             The RCM Global Technology Fund is managed by Huachen Chen, a
            Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1985. Mr. Chen holds an MBA in accounting and finance from the University of California, Berkeley, an MS in Materials Science and Engineering from Northwestern University and a BS in Materials Science and Engineering from Cornell University.

Adviser/Sub-Adviser
Relationship

            Shareholders of each Fund have approved a proposal permitting PIMCO Advisors to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. Subject to the ultimate responsibility of the Board of Trustees, PIMCO Advisors has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.


Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, an
            indirect wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.
  PIMCO Funds: Multi-Manager Series
32

            Investment Options --
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

             The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares.


             Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

              . Service and Distribution (12b-1) Fees--Administrative Class
            Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class Shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.


             Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

             In combination, the Plans permit a Fund to make total
            reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's
            Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.
                                                                   Prospectus

            Purchases, Redemptions and Exchanges


Purchasing
Shares Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee.


             Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

             Administrative Class shares are offered primarily through
            employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

             Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

              . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of PIMCO Equity Advisors, PAIA, Cadence, NFJ, Pacific Investment Management Company, Parametric, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.
             The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

             The investment minimums discussed in this section and the
            limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

              . Timing of Purchase Orders and Share Price Calculations. A
            purchase order received by the Trust's transfer agent, National Financial Data Services (the "Transfer Agent"), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.
  PIMCO Funds: Multi-Manager Series
34

              . Initial Investment. Investors may open an account by
            completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.


             Except as described below, an investor may purchase Institutional
            Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.


             An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.


              . Additional Investments. An investor may purchase additional
            Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.


              . Other Purchase Information. Purchases of a Fund's
            Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.


             The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.


             An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.


             Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.


             Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO Advisors or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.


              . Retirement Plans. Shares of the Funds are available for
            purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance

                                                                   Prospectus
            with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.



           . Redemptions by Mail. An investor may redeem (sell)
Redeeming   Institutional Class and Administrative Class shares by submitting
Shares      a written request to PIMCO Funds at 840 Newport Center Drive,
            Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration
            Application that are required to effect a redemption.


              . Redemptions by Telephone or Other Wire Communication. An
            investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.


             In electing a telephone redemption, the investor authorizes
            Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."


             Shareholders may decline telephone exchange or redemption
            privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  PIMCO Funds: Multi-Manager Series
36

             Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.


              . Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.




             Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.


             For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.


             Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.


             The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.


Exchange
Privilege


            Except as provided below, or in the applicable Funds' or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or

                                                                   Prospectus
            other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.






             An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.


             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

  PIMCO Funds: Multi-Manager Series
38

            How Fund Shares Are Priced

             The net asset value ("NAV") of a Fund's Institutional and
            Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.


             Fund shares are valued at the close of regular trading on the New
            York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.


                                                                   Prospectus

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually.



             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

             Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.


             For further information on distribution options, please contact the Trust at 1-800-927-4648.

            Tax Consequences

              . Taxes on Fund Distributions. A shareholder subject to U.S.
            federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income.

             Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.
              . Taxes on Redemptions or Exchanges of Shares. Any gain
            resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the RCM Tax-Managed Growth Fund. The RCM Tax-Managed
            Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to

  PIMCO Funds: Multi-Manager Series
40
            shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may be entitled to claim a credit or deduction with respect to foreign taxes.


              . A Note on Backup Withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be 30.5% for amounts paid after August 6, 2001, through the end of 2001 if a Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see the Statement of Additional Information for additional information about the new backup withholding tax rates.

             This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management teams and the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Adviser and the portfolio management teams and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.


Investment  Investment-grade debt securities are obligations of the issuer to
Grade       make payments of principal and/or interest on future dates, and
Debt        may be debt obligations issued or guaranteed by the U.S.
Securities  Government or foreign governments (including their agencies,
and         instrumentalities, authorities and political subdivisions), by
Defensive   international or supranational government entities and by
Strategies  corporate issuers. The Funds will invest primarily in common stocks and depositary receipts, including American Depositary
            Receipts, European Depositary Receipts or other similar depositary instruments representing securities of foreign companies. The
            Funds may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed-income securities and warrants) convertible into or exercisable for common stocks. Each of the Funds may invest a portion of its assets in investment-grade debt securities. The Funds may temporarily hold up to 100% of their assets in investment-grade debt securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

             To the extent that Funds purchase investment-grade securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in investment-grade securities such as bonds

                                                                   Prospectus
            and notes. As interest rates rise, the value of investment-grade securities in a Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of an investment-grade security that is used to determine the sensitivity of a security's price to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


             These temporary defensive strategies would be inconsistent with the investment objectives and principal investment strategies of the Funds and may adversely affect the Funds' ability to achieve their investment objectives.


            Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap and RCM Small-Cap Funds, in particular, generally invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the RCM Global Technology, RCM Global Equity, RCM Tax-Managed Growth, RCM Balanced, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds generally have substantial exposure to these risks. The RCM Mid-Cap Fund also has significant exposure to these risks because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies
With
Smaller
Market
Capitalizations

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.


Initial
Public      The Funds, particularly the RCM Global Technology Fund, may
Offerings   purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.
            Similarly, as the number of Funds to which IPO securities

  PIMCO Funds: Multi-Manager Series
42
            are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


Foreign
(non-       The RCM International Growth Equity, RCM Emerging Markets and RCM
U.S.)       Europe Funds normally invest principally in securities of foreign
Securities  issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The RCM Global Small-
            Cap, RCM Global Technology and RCM Global Equity Funds will invest in the securities of issuers located in at least three countries
            (one of which may be the United States).


             All of the Funds may invest in American Depository Receipts
            (ADRs). European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.


Emerging
Market      Each of the Funds that may invest in foreign securities may invest
Securities  in securities of issuers based in or that trade principally in countries with developing (or "emerging market") economies. The
            RCM Emerging Markets Fund normally invests most of its assets in emerging market securities. The RCM Global Small-Cap, RCM Global
            Technology, RCM Large-Cap Growth and RCM Europe Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies.
            The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
            Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


                                                                   Prospectus

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.



Foreign
Currencies  A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds are particularly sensitive to this risk.


             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The RCM Global Small-Cap, RCM
            Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by

  PIMCO Funds: Multi-Manager Series
44
            a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The RCM Global Small-Cap, RCM Global Technology, RCM Global
            Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio management team or portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.


Corporate   Each Fund may invest in corporate debt securities. Corporate debt
Debt        securities are subject to the risk of the issuer's inability to
Securities  meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.



Convertible
Securities  Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.



Derivatives
            Each Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

                                                                   Prospectus

             Examples of derivative instruments that the Funds may use (except the RCM Mid-Cap and RCM Small-Cap Funds) include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.


             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

  PIMCO Funds: Multi-Manager Series
46

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.


Equity-
Linked      The Funds may invest in equity-linked securities. Equity-linked
Securities  securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See
            "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.


Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.


             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.


High
Yield       Securities rated lower than Baa by Moody's or lower than BBB by
Securities  S&P are sometimes referred to as "high yield securities" or "junk bonds." The Funds, particularly the RCM Global Equity, RCM
            Emerging Markets and RCM Balanced Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.


Loans of
Portfolio
Securities
            For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a
                                                                   Prospectus

            Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.


Reverse
Repurchase Each Fund may enter into reverse repurchase agreements, subject to Agreements the Fund's limitations on borrowings. A reverse repurchase
and Other   agreement involves the sale of a security by a Fund and its
Borrowings  agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.


Illiquid
Securities

            Each Fund may invest in securities that are illiquid so long as not more than 15% (10% in the case of the RCM International Growth Equity Fund and 5% for each of the RCM Mid-Cap and RCM Small-Cap Funds) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid

  PIMCO Funds: Multi-Manager Series
48
            securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment
in Other    The Funds may invest in securities of other investment companies,
Investment  such as closed-end management investment companies and exchange
Companies   traded funds, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.


Portfolio
Turnover The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.


Changes
in          Each of the Funds' investment objective of long-term capital
Investment appreciation and current income, and after-tax growth of capital Objectives in the case of the RCM Tax-Managed Growth Fund, is a fundamental
and         policy that may not be changed without shareholder approval. In
Policies    addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small Cap and RCM
            Global Technology Funds must all invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


New and
Smaller-    In addition to the risks described under "Summary of Principal
Sized       Risks" above and in this section, several of the Funds are newly
Funds       formed and therefore have limited performance history for
            investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.


Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other
Investments
and
Techniques
            The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.
                                                                   Prospectus

            Financial Highlights



            The financial information shown below is that of the corresponding series of Dresdner RCMGlobal Funds, Inc. which were reorganized into the Funds on January 18, 2002. This information including information for the fiscal year ended June 30, 2001, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are available upon request and incorporated by reference into the SAI.



                                                                                                        Distributions
         Fiscal           Net Asset    Net      Net Realized             Distributions Distributions in   from Net
        Year or             Value   Investment and Unrealized Total from   from Net     Excess of Net   Realized Gain
         Period           Beginning   Income   Gain (Loss) on Investment  Investment      Investment         on
         Ended            of Period (Loss) (1)  Investments   Operations    Income          Income       Investments
---------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund
  6/30/01                  $16.89     $0.01        $(2.72)      $(2.71)     $ 0.00          $0.00           $0.00
 12/31/00                   19.07     (0.02)        (1.55)       (1.57)       0.00           0.00           (0.14)
 12/31/99                   16.14     (0.05)         6.95         6.90        0.00           0.00           (3.97)
 12/31/98                   12.53     (0.02)         5.51         5.49       (0.01)          0.00           (1.87)
 12/31/97                   10.00      0.01          3.17         3.18       (0.01)          0.00           (0.64)
 12/31/96(4)                10.00      0.00          0.00         0.00        0.00           0.00            0.00
Tax Managed Growth Fund
  6/30/01                   13.78     (0.02)        (2.13)       (2.15)       0.00           0.00            0.00
 12/31/00                   14.99     (0.09)        (1.12)       (1.21)       0.00           0.00            0.00
 12/31/99                   10.00     (0.06)         5.28         5.22        0.00           0.00           (0.21)
 12/31/98(6)                10.00      0.00          0.00         0.00        0.00           0.00            0.00
MidCap Fund
  6/30/01                    3.33      0.00         (0.55)       (0.55)       0.00           0.00            0.00
 12/31/00                    8.02     (0.04)         0.20         0.16        0.00           0.00           (4.34)
 12/31/99                    5.87     (0.01)         3.42         3.41        0.00           0.00           (1.26)
 12/31/98                    6.23      0.00          0.81         0.81        0.00           0.00           (1.17)
 12/31/97                    6.40     (0.01)         1.08         1.07        0.00           0.00           (1.24)
 12/31/96(2)                 9.13     (0.01)         1.59         1.58        0.00           0.00           (4.31)
Small Cap Fund
  6/30/01                    6.43     (0.01)        (0.65)       (0.66)       0.00           0.00            0.00
 12/31/00                   10.23     (0.06)        (1.81)       (1.87)       0.00           0.00           (1.36)
 12/31/99                    9.36     (0.06)         1.20         1.14        0.00          (0.27)           0.00
 12/31/98                   11.66     (0.07)         0.00(13)    (0.07)       0.00           0.00           (2.23)
 12/31/97                   11.77     (0.08)         2.29         2.21        0.00           0.00           (2.32)
 12/31/96(3)                11.35     (0.08)         3.82         3.74        0.00           0.00           (3.32)
Balanced Fund
  6/30/01                   10.15      0.11         (0.84)       (0.73)      (0.05)          0.00            0.00
 12/31/00                   10.65      0.22         (0.49)       (0.27)      (0.16)          0.00           (0.02)
 12/31/99(10)               10.00      0.01          0.64         0.65        0.00           0.00            0.00
Global Small Cap Fund
  6/30/01                   18.63     (0.09)        (2.33)       (2.42)       0.00           0.00            0.00
 12/31/00                   23.38     (0.21)        (3.04)       (3.25)       0.00           0.00           (0.41)
 12/31/99                   12.37     (0.17)        12.96        12.79        0.00           0.00           (1.78)
 12/31/98                   11.09     (0.13)         2.23         2.10        0.00           0.00           (0.82)
 12/31/97                   10.00     (0.13)         2.64         2.51        0.00           0.00           (1.42)
 12/31/96(4)                10.00      0.00          0.00         0.00        0.00           0.00            0.00
Global Technology Fund
  6/30/01                   50.33     (0.01)       (17.68)      (17.69)       0.00           0.00            0.00
 12/31/00                   59.21     (0.18)        (8.27)       (8.45)       0.00           0.00           (0.43)
 12/31/99                   21.40     (0.35)        39.54        39.19        0.00           0.00           (1.38)
 12/31/98                   13.69     (0.16)         8.44         8.28        0.00           0.00           (0.57)
 12/31/97                   12.60     (0.16)         3.46         3.30        0.00           0.00           (2.21)
 12/31/96                   10.04     (0.15)         2.80         2.65        0.00           0.00           (0.09)
International Growth
 Equity Fund
  6/30/01                   13.84      0.04         (2.81)       (2.77)       0.00           0.00            0.00
 12/31/00                   22.34     (0.01)        (6.00)       (6.01)       0.00          (0.30)          (1.52)
 12/31/99                   14.98      0.02          8.91         8.93       (0.07)         (0.10)          (1.40)
 12/31/98                   13.70      0.06          1.80         1.86       (0.23)          0.00           (0.35)
 12/31/97                   12.72      0.06          2.22         2.28       (0.14)          0.00           (1.16)
 12/31/96(7)                11.56      0.04          2.16         2.20       (0.16)          0.00           (0.88)
Emerging Markets Fund
  6/30/01                   12.06      0.12         (1.08)       (0.96)       0.00           0.00            0.00
 12/31/00                   16.87      0.00#        (4.26)       (4.26)       0.00           0.00           (0.55)
 12/31/99                    9.06     (0.01)         8.29         8.28        0.00           0.00           (0.47)
 12/31/98                    9.99      0.12         (0.97)       (0.85)      (0.08)          0.00            0.00
 12/31/97(5)                10.00      0.00#        (0.01)       (0.01)       0.00           0.00            0.00
Europe Fund
  6/30/01                   11.87      0.01         (2.75)       (2.74)       0.00           0.00            0.00
 12/31/00(11)               20.58     (0.11)        (6.26)       (6.37)       0.00           0.00           (2.34)
Global Equity Fund
  6/30/01                   10.10      0.00         (1.56)       (1.56)       0.00           0.00            0.00
 12/31/00                   15.84     (0.08)        (1.62)       (1.70)      (0.02)          0.00           (3.83)
 12/31/99                   10.00     (0.03)         6.22         6.19        0.00          (0.06)          (0.29)
 12/31/98(6)                10.00      0.00          0.00         0.00        0.00           0.00            0.00


For Footnote References, see "Notes to Financial Highlights."

  PIMCO Funds: Multi-Manager Series
50

Distributions                                                    Net    Ratio of Expenses  Ratio of Expenses   Ratio of Net
in Excess of                                                   Assets,    to Average Net     to Average Net     Investment
Net Realized                            Net Asset              End of      Assets with       Assets without    Income (Loss)
   Gain on         Total     Redemption Value, End   Total     Period       Waiver and         Waiver and       to Average
 Investments   Distributions    Fees    of Period  Return (8) (in 000s) Reimbursement (12) Reimbursement (12) Net Assets (12)
-----------------------------------------------------------------------------------------------------------------------------
     0.00           0.00        0.00      $14.18     (16.05)%   $56,196        0.75%                1.05%           0.16
   $(0.47)        $(0.61)       0.00       16.89      (8.37)     41,741        0.88                 1.37           (0.13)
     0.00          (3.97)       0.00       19.07      44.84      14,898        0.95                 2.45           (0.26)
     0.00          (1.88)       0.00       16.14      44.11       7,935        0.95                 3.04           (0.11)
     0.00          (0.65)       0.00       12.53      31.99       5,025        0.95                 2.63            0.10
     0.00           0.00        0.00       10.00       0.00       4,000        0.00                 0.00            0.00
     0.00           0.00        0.18       11.81     (14.30)      4,298        1.25                 2.06           (0.31)
     0.00           0.00        0.00       13.78      (8.07)     25,774        1.25                 1.58           (0.58)
    (0.02)         (0.23)       0.00       14.99      52.44       1,499        1.25                14.36           (0.47)
     0.00           0.00        0.00       10.00       0.00       1,000        0.00(9)              0.00            0.00 (9)
     0.00           0.00        0.00        2.78     (16.52)    773,592        0.77                 0.79           (0.27)
    (0.51)         (4.85)       0.00        3.33       1.25     890,883        0.00                 0.76           (0.41)
     0.00          (1.26)       0.00        8.02      60.18   1,357,489        0.00                 0.77           (0.22)
     0.00          (1.17)       0.00        5.87      15.06     975,263        0.00                 0.76           (0.01)
     0.00          (1.24)       0.00        6.23      17.50     960,825        0.00                 0.76           (0.17)
     0.00          (4.31)       0.00        6.40      19.07     896,320        0.00                 0.84           (0.12)
     0.00           0.00        0.00        5.77     (10.40)    145,470        1.02                 1.18           (0.39)
    (0.57)         (1.93)       0.00        6.43     (17.87)    176,879        0.00                 1.02           (0.57)
     0.00          (0.27)       0.00       10.23      12.40     404,693        0.00                 1.02           (0.71)
     0.00          (2.23)       0.00        9.36       1.11     557,965        0.00                 1.01           (0.61)
     0.00          (2.32)       0.00       11.66      19.49     661,411        0.00                 1.02           (0.68)
     0.00          (3.32)       0.00       11.77      34.39     568,601        0.00                 1.00           (0.58)
     0.00          (0.05)       0.00        9.37      (7.16)     42,969        0.90                 1.31            2.28
    (0.05)         (0.23)       0.00       10.15      (2.64)     40,421        0.90                 2.25            2.09
     0.00           0.00        0.00       10.65       6.50       1,009        0.90                41.29            1.41
     0.00           0.00        0.00       16.21     (13.09)     10,618        1.50                 2.26           (1.06)
    (1.09)         (1.50)       0.00       18.63     (13.88)     17,804        1.50                 1.70           (0.84)
     0.00          (1.78)       0.00       23.38     104.63      24,073        1.50                 4.10           (1.13)
     0.00          (0.82)       0.00       12.37      19.29       5,479        1.75                 3.86           (1.03)
     0.00          (1.42)       0.00       11.09      25.48       4,456        1.75                 3.09           (1.14)
     0.00           0.00        0.00       10.00       0.00       4,000        0.00(9)              0.00            0.00 (9)
     0.00           0.00        0.00       32.64     (35.10)    204,755        1.15                 1.15           (0.04)
     0.00          (0.43)       0.00       50.33     (14.33)    366,353        1.21                 1.21           (0.26)
     0.00          (1.38)       0.00       59.21     182.95     197,897        1.50                 1.50           (1.02)
     0.00          (0.57)       0.00       21.40      61.05      18,558        1.75                 2.49           (0.99)
     0.00          (2.21)       0.00       13.69      27.08       6,950        1.75                 2.45           (1.15)
     0.00          (0.09)       0.00       12.60      26.41       5,117        1.73                 7.75           (1.34)
     0.00           0.00        0.00       11.07     (20.09)    182,271        1.00                 1.04            0.62
    (0.67)         (2.49)       0.00       13.84     (26.76)    225,278        1.00                 1.00           (0.04)
     0.00          (1.57)       0.00       22.34      60.66     285,561        1.00                 1.06            0.12
     0.00          (0.58)       0.00       14.98      13.81     121,975        1.00                 1.06            0.37
     0.00          (1.30)       0.00       13.70      17.93      98,443        1.00                 1.06            0.41
     0.00          (1.04)       0.00       12.72      19.31      52,605        0.99                 1.25            0.32
     0.00           0.00        0.00       11.10      (7.96)      5,740        1.50                 4.89            2.13
     0.00          (0.55)       0.00       12.06     (25.24)      5,194        1.50                 4.93            0.03
     0.00          (0.47)       0.00       16.87      91.90       5,154        1.50                 9.33           (0.13)
     0.00          (0.08)       0.00        9.06      (8.39)      2,734        1.50                 8.29            1.23
     0.00           0.00        0.00        9.99       0.00       2,996        0.01(9)              0.00            0.00
     0.00           0.00        0.00        9.13     (22.89)          3        1.35             1,013.01            0.13
     0.00          (2.34)       0.00       11.87     (30.61)          4        1.35                 9.67           (0.83)
     0.00           0.00        0.00        8.54     (15.45)      1,159        1.25                16.51           (0.05)
    (0.19)         (4.04)       0.00       10.10     (10.80)      1,371        1.25                11.25           (0.53)
     0.00          (0.35)       0.00       15.84      62.20       1,584        1.25                14.59           (0.27)
     0.00           0.00        0.00       10.00       0.00       1,000        0.00(9)              0.00            0.00 (9)
Distributions
in Excess of
Net Realized
   Gain on     Portfolio
 Investments   Turnover
-----------------------------------------------------------------------------------------------------------------------------
     0.00        19.32%
   $(0.47)       41.67
     0.00       109.29
     0.00        99.58
     0.00       119.87
     0.00         0.00
     0.00        40.02
     0.00        85.18
    (0.02)       43.35
     0.00         0.00
     0.00        75.61
    (0.51)      192.99
     0.00       198.17
     0.00       168.24
     0.00       155.10
     0.00       115.89
     0.00       109.34
    (0.57)      206.80
     0.00       116.42
     0.00       131.85
     0.00       117.64
     0.00       117.00
     0.00       139.59
    (0.05)      131.94
     0.00        59.94
     0.00       134.32
    (1.09)      201.54
     0.00       161.61
     0.00       184.38
     0.00       153.49
     0.00         0.00
     0.00       386.43
     0.00       450.84
     0.00       119.32
     0.00       265.99
     0.00       189.41
     0.00       155.58
     0.00        84.19
    (0.67)      161.71
     0.00       139.69
     0.00        84.49
     0.00       122.43
     0.00       119.09
     0.00        54.23
     0.00       162.14
     0.00       215.64
     0.00       279.25
     0.00         0.00(9)
     0.00        87.22
     0.00       173.06
     0.00        64.67
    (0.19)      164.71
     0.00       149.96
     0.00         0.00


For Footnote References, see "Notes to Financial Highlights."

                                                                   Prospectus

            Notes to Financial Highlights


            December 31, 2000


            The following notes are being used as reference items in the Financial Highlights of the Funds. References in these footnotes to Class I shares and Class N shares are references to those shares of Dresdner RCM Global Funds, Inc. that were exchanged for Institutional Class shares and Class D shares of the Funds on January 18, 2002.


             (1) Calculated using the average share method.


             (2) Stock split 25:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.


             (3) Stock split 12:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.


             (4) Commencement of operations, for the Large Cap Growth Fund,
                 Class I shares and the Global Small Cap Fund, Class I shares was December 31, 1996.


             (5) Commencement of operations for the Emerging Markets Fund,
                 Class I shares, was December 30, 1997.


             (6) Commencement of operations for the Tax Managed Growth Fund,
                 Class I shares, and the Global Equity Fund, Class I shares, was December 30, 1998.


             (7) Stock split 10:1 at close of business on June 17, 1996. All per share amounts were restated to reflect the stock split.


             (8) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.


             (9) Not annualized. Fund was in operation for less than five days.










            (10) Commencement of operations for the Balanced Fund, Class I shares, was December 15, 1999.


            (11) Commencement of operations for the Europe Fund, Class I shares, was March 3, 2000.


            (12) Annualized for periods less than one year.


            (13) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.


               # Amount represents less than $0.01 per share.





  PIMCO Funds: Multi-Manager Series
52

                      (This page left blank intentionally)



                                                                   Prospectus

            -------------------------------------------------------------------

RCM
Funds--


         INVESTMENT ADVISER AND ADMINISTRATOR
part of     PIMCO Advisors L.P., 888 San Clemente, Newport Beach, CA 92660
the
PIMCO Funds:
Multi-
Manager
Series

            -------------------------------------------------------------------

            SUB-ADVISER


            Dresdner RCM Global Investors LLC, 4 Embarcadero Center, San Francisco, CA 94111


            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL
            60606

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Ropes & Gray, One International Place, Boston, MA 02110

            -------------------------------------------------------------------

            PIMCO Funds Prospectus


PIMCO
Funds:      This Prospectus describes 11 mutual funds offered by PIMCO Funds:
Multi-      Multi-Manager Series. The Funds provide access to the professional
Manager     investment advisory services offered by PIMCO Advisors L.P. and
Series      its investment management affiliate, Dresdner RCM Global Investors
            LLC. As of September 30, 2001, PIMCO Advisors and its affiliates managed approximately $284 billion.


January
18, 2002

            The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.


Share       The Securities and Exchange Commission has not approved or
Class D     disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                            PIMCO Funds: Multi-Manager Series

            Table of Contents


         Summary Information..............................................   3
         Fund Summaries
           RCM Biotechnology Fund.........................................   4
           RCM Emerging Markets Fund......................................   6
           RCM Europe Fund................................................   8
           RCM Global Equity Fund.........................................  10
           RCM Global Healthcare Fund.....................................  12
           RCM Global Small-Cap Fund......................................  15
           RCM Global Technology Fund.....................................  18
           RCM International Growth Equity Fund...........................  20
           RCM Large-Cap Growth Fund......................................  22
           RCM Mid-Cap Fund...............................................  24
           RCM Tax-Managed Growth Fund....................................  26
         Summary of Principal Risks.......................................  28
         Management of the Funds..........................................  31
         How Fund Shares Are Priced.......................................  34
         How to Buy and Sell Shares.......................................  34
         Fund Distributions...............................................  37
         Tax Consequences.................................................  37
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  38
         Financial Highlights.............................................  46

  Prospectus
2

             Summary Information

             The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.


                                                                                Approximate Approximate
                                    Investment        Main                      Number of   Capitalization
                Fund Name           Objective         Investments               Holdings    Range
------------------------------------------------------------------------------------------------------------------
 Growth Stock   RCM Tax-Managed     After-tax growth  A broadly diversified       25-65        All capitalizations
 Funds          Growth Fund         of capital        portfolio of equity
                                                      securities of U.S.
                                                      issuers
     -------------------------------------------------------------------------------------------------------------
                RCM Large-Cap       Long-term         Large capitalization        45-85        At least $3 billion
                Growth Fund         capital           equity securities
                                    appreciation
     -------------------------------------------------------------------------------------------------------------
                RCM Mid-Cap Fund    Long-term         Small to medium             85-125       Up to $19.4 billion
                                    capital           capitalization equity
                                    appreciation      securities
------------------------------------------------------------------------------------------------------------------
 Global Stock   RCM Global          Long-term         Equity securities of        85-125       All capitalizations
 Funds          Equity Fund         capital           issuers located in at
                                    appreciation      least three different
                                                      countries
     -------------------------------------------------------------------------------------------------------------
                RCM Global          Long-term         Equity securities of        55-95        Between $10 million
                Small-Cap Fund      capital           issuers located in at                    and $1.7 billion
                                    appreciation      least three different
                                                      countries
------------------------------------------------------------------------------------------------------------------
 International  RCM                 Long-term         Equity securities of        75-115    All capitalizations
 Stock Funds    International       capital           issuers located in at
                Growth Equity Fund  appreciation      least ten different
                                                      countries
     -------------------------------------------------------------------------------------------------------------
                RCM                 Long-term         Equity securities of        30-70     All capitalizations
                Europe Fund         capital           European issuers
                                    appreciation
     -------------------------------------------------------------------------------------------------------------
                RCM Emerging        Long-term         Equity securities of        35-75     At least $100 million
                Markets Fund        capital           issuers located in
                                    appreciation      countries with emerging
                                                      securities markets
------------------------------------------------------------------------------------------------------------------
 Sector-Related RCM Global          Long-term         Equity securities of        40-80     All capitalizations
 Funds          Healthcare Fund     capital           healthcare-related
                                    appreciation      issuers located in at
                                                      least three different
                                                      countries
     -------------------------------------------------------------------------------------------------------------
                RCM Global          Long-term         Equity securities of        65-105    At least $500 million
                Technology Fund     capital           technology-related
                                    appreciation      issuers located in at
                                                      least three different
                                                      countries
     -------------------------------------------------------------------------------------------------------------
                RCM Biotechnology   Long-term         Equity securities of        30-70     All capitalizations
                Fund                capital           biotechnology-related
                                    appreciation      issuers
     -------------------------------------------------------------------------------------------------------------


Fund         The Funds provide a broad range of investment choices. The
Descriptions,following Fund Summaries identify each Fund's investment Performance objective, principal investments and strategies, principal risks,
and Fees     performance information and fees and expenses. A more detailed
             "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

             It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
                                            PIMCO Funds: Multi-Manager Series

            RCM Biotechnology Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate
Investments   Objective                                   Capitalization Range
and                                Common stocks          All
Strategies    Seeks long-term      of                     capitalizations
              capital              biotechnology
              appreciation         companies              Dividend
                                                          Frequency
              Fund Category        Approximate Number
                                   of Holdings            At least
                                                          annually
              Sector Related       30-70
              Stocks


            The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities of biotechnology companies. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign issuers organized or headquartered in any one foreign country and up to 15% of its assets in emerging market countries (but no more than 10% in any one emerging market country).


            Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


            In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

            In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
            Among the principal risks of investing in the Fund, which could
Principal   adversely affect its net asset value, yield and total return, are:
Risks

               . Market Risk            . IPO Risk             . Foreign (non-U.S.)    . Focused Investment Risk
                                                                Investment Risk        . Turnover Risk
               . Issuer Risk            . Liquidity Risk       . Emerging Markets Risk . Credit Risk
               . Growth Securities Risk . Derivatives Risk     . Currency Risk         . Management Risk
               . Smaller Company Risk   . Sector Specific Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------

Performance
Information The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 30, 1997. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.

  Prospectus
4

            Calendar Year Total Returns -- Class D

                                                            More Recent Return
                                                            Information
                                                            --------------------

                                                            1/1/01-9/30/01  -
                                                            38.76%


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------

                                                            Highest (10/1/99-
                                                            12/31/99)     65.41%

                                                            --------------------

                                                            Lowest (10/1/00-
                                                            12/31/00)    -17.30%


                                   [BAR CHART]

'98          '99       '00
17.76%      111.39%   81.93%
                   Calendar Year End (through 12/31)

            Average Annual Total Returns 12/31/00


                                                                 Fund inception
                                                    1 Year       (12/30/97)(/5/)
            --------------------------------------------------------------------
         Class D                                    81.93%       65.37%
            --------------------------------------------------------------------
         AMEX Biotech Index(/1/)                    62.05%       57.63%
            --------------------------------------------------------------------
         NASDAQ Biotech Index(/2/)                  23.00%       53.80%
            --------------------------------------------------------------------
         Russell 2000 Index(/3/)                    -3.03%       5.74%
            --------------------------------------------------------------------
         Lipper Health/Biotechnology Funds(/4/)     54.69%       26.80%
            --------------------------------------------------------------------


              (1) The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.


              (2) The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.


              (3) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 index, representing approximately 7% of the Russell 3000 Index, and considered to be representative of the small-capitalization market. It is not possible to invest directly in the index.


              (4) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.


              (5) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.



--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D    0.90%           0.25%             0.45%           1.60%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $163                 $505                 $871                 $1,900
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Total Annual Fund Operating
                Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            RCM Emerging Markets Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective                                 Capitalization Range
and                               Common                At least
Strategies    Seeks long-term     stocks of             $100
              capital             emerging              million
              appreciation        market
                                  issuers               Dividend
                                                        Frequency

              Fund Category       Approximate Number    At least
                                  of Holdings           annually
              International
              Stocks              35-75





            The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies located in countries with emerging securities markets. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million (as measured at the time of purchase). The Fund may invest up to 15% of its assets in companies that are organized or headquartered in any one emerging market country and up to 20% of its assets in companies that are organized or headquartered in developed countries.

             The portfolio management team considers emerging market companies to be those that are organized or headquartered in any country that the World Bank, the International Finance Corporation, the United Nations or any other recognized international financial institution, considers to be an emerging or developing country. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe. In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities.


             In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk         .  Derivatives Risk        .  Focused
            . Issuer Risk                                       Investment Risk

            . Growth Securities   .  Foreign (non-U.S.)      .  Turnover Risk
              Risk                   Investment Risk

            . Smaller Company     .  Emerging                .  High Yield Risk
              Risk                   Markets Risk

            . Liquidity Risk      .  Currency Risk           .  Management Risk





            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information

            The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 30, 1997. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

  Prospectus
6

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01_____-
                                                           27.18%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99)     52.82%

                                                           --------------------

                                                           Lowest (4/1/98-
                                                           6/30/98)     -16.31%

       [Bar Chart]
'98      '99       '00
-8.83%   91.48%   -25.29%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)


                                                                Fund inception
                                                       1 Year   (12/30/97)(/5/)
            -------------------------------------------------------------------
         Class D(/1/)                                   -25.29%  9.30%
            -------------------------------------------------------------------
         MSCI-EMF(/2/)                                  -30.60% -4.74%
            -------------------------------------------------------------------
         S&P/IFC Index of Investable Emerging
          Markets(/3/)                                  -30.42% -3.15%
            -------------------------------------------------------------------
         Lipper Emerging Markets Funds Average(/4/)     -30.45% -5.03%
            -------------------------------------------------------------------


            (1) The Fund began operations on 12/30/97, the inception date of its Institutional Class shares, which are not offered by this Prospectus. Performance shown in the bar chart and Average Annual Total Returns Table for Class D shares prior to the 3/10/99 inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares. Institutional Class shares are invested in the same portfolio of securities as Class D shares.


            (2) The Morgan Stanley Capital International Emerging Markets Free
                Index ("MSCI-EMF") is composed of companies representative of the market structure of emerging market countries in Europe, Latin America and the Pacific Basin. The index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. It is not possible to invest directly in the index.


            (3) The S&P/IFC Index of Investable Emerging Markets represents the IFC investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFC index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens. It is not possible to invest directly in the index.


            (4) The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It does not take into account sales charges.


            (5) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.


--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)
                                             None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   1.00%      0.25%               0.70%           1.95%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $198                 $612                 $1,052               $2,275
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Total Annual Fund Operating
                Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            RCM Europe Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective                                 Capitalization Range
and                               Common                All
Strategies    Seeks long-term     Stocks of             capitalizations
              capital             European
              appreciation        companies             Dividend
                                                        Frequency

                                                        At least
              Fund Category       Approximate Number    annually
                                  Holdings
              International
              Stocks              30-70



            The Fund seeks to achieve its investment objective by normally investing at least 75% of its assets in equity securities of European companies located in both European Economic and Monetary Union ("EMU") and non-EMU countries. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries. The fund may also from time to time invest a significant portion of its assets in financial sector stocks.


             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

               .  Market Risk      .  Liquidity Risk          .  Currency Risk

               .  Issuer Risk      .  Derivatives Risk        .  Focused Investment Risk

               .  Growth           .  Sector                   .  Turnover Risk
                  Securities Risk     Specific Risk

               .  Smaller Company  .  Foreign (non-U.S.)        . Management Risk
                  Risk                Investment Risk





            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information

            The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on April 5, 1990. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

  Prospectus
8

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01_____-
                                                           36.48%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99)     51.43%

                                                           --------------------

                                                           Lowest (7/1/98-
                                                           9/30/98)     -15.41%


                                   [Bar Chart]

'91       '92     '93     '94    '95    '96      '97    '98      '99     '00
-5.74%  -12.44%  31.54%  -4.96%  1.33%  15.87%  25.70%  37.40%  43.59%  -11.39%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)



                                                                Fund inception
                                       1 Year  5 Years 10 Years (4/5/90)(/5/)
            ------------------------------------------------------------------
         Class D(/1/)                  -11.39% 20.55%   10.29%   7.29%
            ------------------------------------------------------------------
         MSCI-Europe Index(/2/)        -8.14%  15.75%   13.91%  12.65%
            ------------------------------------------------------------------
         DAX100 Index(/3/)             -12.22% 12.82%   11.23%   8.54%
            ------------------------------------------------------------------
         Lipper European Region Funds
          Average(/4/)                 -6.14%  15.77%   12.33%   9.89%
            ------------------------------------------------------------------


            (1) Returns through 5/3/99, when the Fund converted into an open-
                end investment company, reflect the performance of the Fund as a closed-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees.


            (2) The Morgan Stanley Capital International Europe Index ("MSCI-
                Europe") is a widely recognized, unmanaged, capitalization-weighted index of issuers in the countries of Europe. It is not possible to invest directly in the index.


            (3) The DAX100 Index is a German-focused index. It is not possible to invest directly in the index.


            (4) The Lipper European Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. It does not take into account sales charges.


            (5) The Fund began operations on 4/5/90. Index comparisons begin on 2/9/99 for the MSCI-Europe Index when the Fund's mandate was expanded. Before 2/9/99, when the Fund invested primarily in equity securities of German companies, the Fund compared its performance to the DAX100 Index.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)
                  None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                           Distribution                    Total Annual                  Net Fund
                  Advisory and/or Service    Other         Fund Operating Expense        Operating
                  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses       Reduction(/3/) Expenses(/3/)
            ------------------------------------------------------------------------------------------
         Class D   0.80%         0.25%           0.70%         1.75%          0.15%          1.60%
            ------------------------------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            (3) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed, due to the payment of organizational, and certain other expenses, 1.60% for Class D shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $  163               $  525               $  923               $ 2,037
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Net Fund Operating Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            RCM Global Equity Fund

--------------------------------------------------------------------------------

Principal      Investment
Investments    Objective           Fund Focus               Approximate
and                                                         Capitalization
Strategies                         Common stocks of         Range
               Seeks long-term     U.S. and foreign
               capital             companies                All capitalizations
               appreciation

               Fund Category       Approximate Number
                                   of Holdings              Dividend Frequency
               Global Stocks       85-125                   At least annually


            The Fund seeks to achieve its investment objective by normally investing in a diversified portfolio of equity and equity related securities, which include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. At least 65% of the Fund's assets will be invested in the equity securities of three different countries, including the U.S. The Fund may invest up to 30% of its assets in emerging market countries and up to 10% in companies located in any one emerging market country. The Fund may also invest up to 10% of its assets in U.S. and foreign debt securities, including debt securities rated below investment-grade.


             In making investment decisions for the Fund, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in cash or cash equivalent instruments, U.S. Government obligations, non-convertible preferred stocks and non-convertible corporate bonds with remaining maturities of less than one year. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk      .  Derivatives Risk          .  Focused
                                                                  Investment
              .  Issuer Risk                                      Risk
                                  .  Foreign (non-U.S.)
              .  Smaller Company     Investment Risk
                 Risk                                          .  Turnover
                                  .  Emerging Markets             Risk
              .  Liquidity Risk      Risk
                                                               .  High Yield
                                  .  Currency Risk                Risk

                                                               .  Management
                                                                  Risk

            Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on 12/30/98. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.

  Prospectus
10

            Calendar Year Total Returns -- Institutional Class


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01_____-
                                                           31.88%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99)     42.54%

                                                           --------------------

                                                           Lowest (10/1/00-
                                                           12/31/00)     -9.31%

                                  [BAR CHART]
'99      '00       Calendar Year End (through 12/31)
62.20%   10.80%

            Average Annual Total Returns (for periods ended 12/31/00)



                                                                     Fund inception
                                                 1 Year              (12/30/98)(/5/)
            ------------------------------------------------------------------------
         Class D(/1/)                            -11.21%             19.69%
            ------------------------------------------------------------------------
         MSCI-ACWI Free Index(/2/)               -13.95%              4.46%
            ------------------------------------------------------------------------
         S&P 500 Index(/3/)                       -9.10%              4.89%
            ------------------------------------------------------------------------
         Lipper Global Funds Average(/4/)        -10.01%             10.98%
            ------------------------------------------------------------------------


            (1) The Fund began operations on 12/30/98, the inception date of its Institutional Class shares. Performance shown in the bar chart is based on Institutional Class performance and does not reflect the distribution and/or service fees applicable to Class D shares. Performance shown in the Average Annual Total Returns Table for Class D shares prior to the inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses paid by Class D shares.


            (2) The Morgan Stanley All Countries World Free Index ("MSCI-
                ACWI") is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. It is not possible to invest directly in the index.


            (3) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.


            (4) The Lipper Global Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. It does not take into account sales charges.


            (5) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.85%      0.25%               0.60%           1.70%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


              Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.


                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D          $173                 $536                 $923                $2,009
            -----------------------------------------------------------------------------------


            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            RCM Global Healthcare Fund

--------------------------------------------------------------------------------

Principal     Investment
Investments   Objective          Fund Focus               Approximate
and                                                       Capitalization
Strategies                       Common stock of          Range
              Seeks long-term    healthcare sector
              capital            companies                All capitalizations
              appreciation

              Fund Category      Approximate Number       Dividend Frequency
              Global Stocks      of Holdings
                                 40-80                    At least annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in healthcare sector equity securities. At least 65% of the Fund's assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Japan and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).


             The Fund considers the healthcare sector to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare business if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .  Market Risk       .  Liquidity Risk           .  Currency
                                                                  Risk
                                   .  Derivatives Risk

              .  Issuer Risk                                   .  Focused
                                   .  Sector Specific             Investment
                                      Risk                        Risk
              .  Growth
                 Securities        .  Foreign (non-U.S.)       .  Turnover
                 Risk                 Investment Risk             Risk

              .  Smaller                                       .  Management
                 Company Risk      .  Emerging Markets            Risk
                                      Risk
              .  IPO Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  Prospectus
12

--------------------------------------------------------------------------------

Performance
Information The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01_____-
                                                           21.71%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99) ____39.43%

                                                           --------------------

                                                           Lowest (10/1/00-
                                                           12/31/00) ____-5.49%

                                  [BAR CHART]
'97      '98      '99      '00
30.00%   25.57%   28.73%   73.37%
                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)



                                                                Fund inception
                                                         1 Year (12/31/96)(/4/)
            -------------------------------------------------------------------
         Class D                                         73.37% 38.16%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                              -9.10% 17.20%
            -------------------------------------------------------------------
         Russell Midcap Health Care Index(/2/)           27.40% 15.06%
            -------------------------------------------------------------------
         Lipper Health/Biotechnology Funds Average(/3/)  54.69% 23.01%
            -------------------------------------------------------------------


            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.

            (2) The Russell Midcap Health Care Index is composed of all medium and medium/small healthcare companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in the index.


            (3) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.


            (4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

                                            PIMCO Funds: Multi-Manager Series

-------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.80%      0.25%               0.55%           1.60%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be
             Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $163                 $505                 $871                 $1,900
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Total Annual Fund Operating
                Expenses shown above.
  Prospectus
14

            RCM Global Small-Cap Fund

--------------------------------------------------------------------------------
Principal      Investment          Fund Focus               Approximate
Investments    Objective                                    Capitalization
and                                Smaller                  Range
Strategies                         capitalization
               Seeks long-term     common stocks
               capital                                      From $10 million to
               appreciation                                 $1.7 billion

               Fund Category       Approximate Number
                                   of Holdings
                                                            Dividend Frequency
               Global Stocks       55-95                    At least annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index, which as of 10/31/01 range from $22 million to $2.97 billion. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small Cap Index securities which as of 10/31/01 would permit the Fund to maintain a weighted-average market capitalization ranging from $375.5 million to $502 million. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its total assets in any one foreign country, other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country).


             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund investor contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk       . Liquidity Risk          .  Currency Risk
                                  . Derivatives Risk

              . Issuer Risk       . Foreign (non-U.S.)      .  Focused
                                    Investment Risk            Investment Risk

              . Growth            . Emerging Markets        .  Turnover Risk
                Securities Risk     Risk

              . Smaller Company                             .  Management Risk
                Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------

Performance
Information The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information

                                                           --------------------

                                                           1/1/01-9/30/01
                                                                -36.15%


                                                           Highest and Lowest
                                                           Quarter Returns


                                                           (for periods shown
                                                           in the bar chart)

                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99______64.77%)

                                                           --------------------

                                                           Lowest (7/1/98-
                                                           9/30/98)_____-23.37%

                                  [BAR CHART]
'97      '98      '99      '00
25.17%   19.29%   103.95%  -13.84%

                 Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/00)



                                                                Fund inception
                                                    1 Year      (12/31/96)(/4/)
            -------------------------------------------------------------------
        Class D(/1/)                                -13.84%     27.28%
            -------------------------------------------------------------------
        MSCI World Small Cap Index(/2/)             -1.60%      3.70%
            -------------------------------------------------------------------
        Lipper Global Small Cap Funds Average(/3/)  -6.17%      11.45%
            -------------------------------------------------------------------


            (1) The Fund began operations on 12/31/96, the inception date of its Institutional Class shares, which are not offered by this Prospectus. Performance shown in the bar chart and Average Annual Total Returns Table for Class D shares prior to the 3/10/99 inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares. Institutional Class shares are invested in the same portfolio of securities as Class D shares.


            (2) The Morgan Stanley Capital International World Small Cap Index
                ("MSCI-WSCI")is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.


            (3) The Lipper Global Small Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.


            (4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

  Prospectus
16

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   1.00%      0.25%               0.60%           1.85%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $188                 $582                 $1,001               $2,169
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            RCM Global Technology Fund

--------------------------------------------------------------------------------
              Investment
Principal     Objective            Fund Focus             Approximate Capitalization Range
Investment
and           Seeks long-term
Strategies    capital              Common stocks          At least
              appreciation         of U.S. and            $500
                                   foreign                million
                                   technology-
                                   related
                                   companies

              Fund Category        Approximate Number of Holdings
                                                          Dividend
              Global Stocks                               Frequency
                                   65-105
                                                          At least
                                                          annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of technology companies located in at least three countries. The Fund may invest up to 50% of its assets in foreign issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one foreign country, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund also invests in IPO's.


             The portfolio manager defines technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that it expects will have higher than average rates of growth and strong potential for capital appreciation.

             The portfolio manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio manager uses Grassroots (SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio manager sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio manager looks to sell a security when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk       . Liquidity Risk           . Emerging
                                                               Markets Risk

              . Issuer Risk       . Derivatives Risk         . Currency Risk


              . Growth            . Sector Specific          . Turnover Risk
                Securities Risk     Risk


              . Smaller Company   . Foreign (non-U.S.)       . Management Risk
                Risk                Investment Risk

              . IPO Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  Prospectus
18

--------------------------------------------------------------------------------

Performance The Fund reorganized on January 18, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 27, 1995. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio manager. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01  -
                                                           56.86%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99)   82.74%

                                                           --------------------

                                                           Lowest (10/1/00-
                                                           12/31/00)    -34.54%

                                   [BAR CHART]
'96      '97      '98      '99      '00
28.10%   26.77%   80.66%   182.53%  -14.60%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)


                                                                        Fund inception
                                                        1 Year  5 Years (12/27/95)(/4/)
            ---------------------------------------------------------------------------
         Class D(/1/)                                   -14.60%  44.02% 44.02%
            ---------------------------------------------------------------------------
         S&P 500 Index(/2/)                              -9.10%  18.33% 18.34%
            ---------------------------------------------------------------------------
         Lipper Science & Technology Fund Average(/3/)  -32.78%  23.42% 23.42%
            ---------------------------------------------------------------------------


            (1) The Fund began operations on 12/27/95, the inception date of its Institutional Class shares, which are not offered by this Prospectus. Performance shown in the bar chart and Average Annual Total Returns Table for Class D shares prior to the 1/20/99 inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares. Institutional Class shares are invested in the same portfolio of securities as Class D shares.



            (2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.


            (3) The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.


            (4) The Fund began operations on 12/27/95. Index comparisons begin on 12/27/95.



--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)
                                                      None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.95%      0.25%               0.55%           1.75%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $178                 $551                 $949                 $2,062
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Total Annual Fund Operating Expenses shown above.

                                            PIMCO Funds: Multi-Manager Series

            RCM International Growth Equity Fund

-------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective                                 Capitalization Range
and                               Common
Strategies    Seeks long-term     stocks of             All
              capital             companies             capitalizations
              appreciation        worldwide

              Fund Category       Approximate Number
                                  of Holdings           Dividend
              International                             Frequency
              Stocks              75-115
                                                        At least
                                                        annually



            The Fund seeks to achieve its investment objective by normally investing at least 90% of its assets in equity securities of foreign companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other foreign country. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in financial sector stocks.


             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk        .  Liquidity Risk           .  Currency Risk

              . Issuer Risk        .  Derivatives Risk         .  Focused Investment Risk

              . Growth Securities  .  Foreign (non-U.S.)       .  Turnover Risk
                Risk                  Investment Risk

              . Smaller Company    .  Emerging Markets Risk
                Risk



            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

                                                               .  Management
                                                            Risk


-------------------------------------------------------------------------------
Performance
Information

            The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on May 22, 1995. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

  Prospectus
20

            The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01_____-
                                                           33.14%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99)     41.21%

                                                           --------------------

                                                           Lowest (7/1/98-
                                                           9/30/98)     -16.22%


                                 [BAR CHART]

'95      '96      '97      '98      '99      '00
17.69%   19.02%   17.64%   13.53%   60.27%   -28.95%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns 12/31/00


                                                                  Fund inception
                                                  1 Year  5 Years (5/22/95)(/5/)
            --------------------------------------------------------------------
         Class D(/1/)                             -26.95%  13.23% 14.38%
            --------------------------------------------------------------------
         MSCI-EAFE Index(/2/)                     -13.95%   7.43%  7.60%
            --------------------------------------------------------------------
         MSCI-ACWI Ex-U.S. Index(/3/)             -15.09%   6.73%  7.00%
            --------------------------------------------------------------------
         Lipper International Funds Average(/4/)  -15.24%   9.39%  9.45%
            --------------------------------------------------------------------


            (1) The Fund began operations on 5/22/95, the inception date of its Institutional Class shares, which are not offered by this Prospectus. Performance shown in the bar chart and Average Annual Total Returns Table for Class D shares prior to the 3/10/99 inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares. Institutional Class shares are invested in the same portfolio of securities as Class D shares.


            (2) The Morgan Stanley Capital International Europe Australasia
                Far East ("MSCI-EAFE") Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.


            (3) The Morgan Stanley All Country World Free ("MSCI-ACWI") Ex-
                U.S. Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets, excluding the United States. It is not possible to invest directly in the index.


            (4) The Lipper International Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest their assets in securities with primary trading markets outside of the United States. It does not take into account sales charges.


            (5) The Fund began operations on 5/22/95.Index comparisons begin on 5/22/95.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.50%      0.25%               0.70%           1.45%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $148                 $459                 $792                 $1,735
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Total Annual Fund Operating
                Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            RCM Large-Cap Growth Fund

--------------------------------------------------------------------------------
Principal     Investment        Fund Focus              Approximate
Investments   Objective                                 Capitalization
and                             Large                   Range
Strategies    Seeks long-term   capitalization          At least $3
              capital           common stocks           billion
              appreciation

                                Approximate Number      Dividend Frequency
                                of Holdings

              Fund Category     45-85                   At least annually
              U.S. Stocks



            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in large capitalization equity securities of U.S. companies. The Sub-Adviser defines "large capitalization" companies as those with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one foreign country or emerging market securities).


             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio manager management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

                  .  Market Risk             .  Liquidity Risk        .  Emerging Markets Risk

                  .  Issuer Risk             .  Derivatives Risk      .  Management Risk

                  .  Growth Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------

Performance
Information The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.


  Prospectus
22

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01_____-
                                                           28.38%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/98-
                                                           12/31/98______29.22%)

                                                           --------------------

                                                           Lowest (10/1/00-
                                                           12/31/00_____-11.10%)


                                  [BAR CHART]

                   Calendar Year End (through 12/31)
'97      '98     '99      '00
31.66%   43.97%  44.40%   -8.71%

            Average Annual Total Returns (for periods ended 12/31/00)



                                                                Fund inception
          V                                          1 Year  (12/31/96)(/4/)
            ------------------------------------------------------------------
         Class D(/1/)                                 -8.71% 25.73%
            ------------------------------------------------------------------
         S&P 500 Index(/2/)                           -9.10% 17.20%
            ------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/3/)  -15.35% 17.33%
            ------------------------------------------------------------------


            (1) The Fund began operations on 12/31/96, the inception date of its Institutional Class shares, which are not offered by this Prospectus. Performance shown in the bar chart and Average Annual Total Returns Table for Class D shares prior to the 3/2/99 inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares. Institutional Class shares are invested in the same portfolio of securities as Class D shares.


            (2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.


            (3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.


            (4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                           Distribution                                                      Net Fund
                  Advisory and/or Service    Other         Total Annual Fund  Expense        Operating
                  Fees     (12b-1) Fees(/1/) Expenses(/2/) Operating Expenses Reduction(/3/) Expenses(/3/)
            ----------------------------------------------------------------------------------------------
         Class D  0.45%    0.25%             0.50%         1.20%              0.20%          1.00%
            ----------------------------------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            (3) Net Expenses reflect the effect of a contractual agreement by PIMCO Advisors to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed, due to the payment of organizational, and certain other expenses, 1.00% for Class D shares until June 30, 2003.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $102                 $346                 $625                 $1,420
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Net Fund Operating Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            RCM Mid-Cap Fund

--------------------------------------------------------------------------------

Principal     Investment
Investments   Objective           Fund Focus              Approximate
and                                                       Capitalization Range
Strategies                        Equity and equity-
              Seeks long-term     related securities      Up to $19.4 billion
              capital             of U.S. companies
              appreciation        with small and
                                  medium market
                                  capitalizations

              Fund Category       Approximate Number      Dividend Frequency
              U.S. Stocks         of Holdings
                                  85-125                  At least annually


            The Fund seeks to achieve its investment objective by normally investing 65% of its total assets (which includes cash) and at least 80% of its investments in equity and equity related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index, which ranged from $238 million to $3.26 billion as of 10/31/01. Equity related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign issuers. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.


             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.


             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return are:

              . Market Risk       . Smaller Company   . Turnover Risk
                                    Risk

              . Issuer Risk       . Liquidity Risk    . Mangagement Risk

              . Growth Securities . Sector Specific Risk
                Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------

Performance
Information The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on November 6, 1979.The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.

  Prospectus
24

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01  -
                                                           37.54%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99  42.17%)


                                                           Lowest (10/1/00-
                                                           12/31/00)    -25.08%


                                  [BAR CHART]

                   Calendar Year End (through 12/31)
'91     '92     '93      '94     '95     '96     '97      '98    '99     '00
48.88%  8.77%  10.44%   0.50%   34.21%  18.78%  17.21%  14.78%  59.77%   0.99%

            Average Annual Total Returns (for periods ended 12/31/00)



                                                               Fund inception
                                      1 Year  5 Years 10 Years (11/6/79)(4)
            -----------------------------------------------------------------
         Class D(/1/)                   0.99%  20.86%   19.75% 20.00%
            -----------------------------------------------------------------
         Russell Midcap Growth
          Index(/2/)                  -11.75%  17.77%   18.10% N/A
            -----------------------------------------------------------------
         Lipper Mid-Cap Growth Funds
          Average(/3/)                 -7.94%  16.22%   17.88% 14.50%
            -----------------------------------------------------------------


            (1) The Fund began operations on 11/6/79, the inception date of its Institutional Class shares, which are not offered by this Prospectus. Performance shown in the bar chart and Average Annual Total Returns Table for Class D shares prior to the 12/29/00 inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares. Institutional Class shares are invested in the same portfolio of securities as Class D shares.


            (2) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the index.


            (3) The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.


            (4) The Fund began operations on 11/6/79. Index comparisons begin on 11/6/79.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                           Distribution                    Total Annual                  Net Fund
                  Advisory and/or Service    Other         Fund Operating Expense        Operating
                  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses       Reduction(/3/) Expenses(/3/)
            ------------------------------------------------------------------------------------------
         Class D  0.47%    0.25%             0.50%         1.22%          0.20%          1.02%
            ------------------------------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            (3) Net Expenses reflect the effect of a contractual agreement by PIMCO Advisors to waive, reduce or reimburse its Administrative Fee to the extent Total Annual Fund Operating Expenses exceed, due to the payment of organizational, and certain other expenses, 1.02% for Class D shares until June 30, 2003.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $104                 $353                 $636                 $1,443
            -----------------------------------------------------------------------------------

            (1) The Examples are based on the Net Fund Operating Expenses shown above.

                                            PIMCO Funds: Multi-Manager Series

            RCM Tax-Managed Growth Fund

--------------------------------------------------------------------------------
              Investment           Fund Focus
Principal     Objective                                   Approximate
Investments                        Common stock of        Capitalization
and           Seeks after-tax      U.S. companies         Range
Strategies    growth of capital                           All capitalizations

              Fund Category        Approximate            Dividend Frequency
                                   Number of
              Enhanced Stocks      Holdings               At least annually

                                   25-65


            The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one foreign country) and up to 5% of its assets in companies organized or headquartered in emerging market countries.

             To maximize after-tax returns, the Fund may use certain
            investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look' at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities in accordance with the Fund's investment objectives, and as necessary for redemption purposes. The portfolio management team looks to sell a security when the portfolio management team believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.


             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .   Market Risk              .   Smaller Company Risk      . Derivatives Risk

              .   Issuer Risk              .   Liquidity Risk            . Management Risk

              .   Growth Securities Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------

Performance
Information The Fund reorganized on January 18, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund") were exchanged for shares of the Fund. The bar chart and an Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception date of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.


             The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. Past performance is no guarantee of future results.

  Prospectus
26

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------

                                                           1/1/01-9/30/01   -
                                                           28.38%


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------

                                                           Highest (10/1/99-
                                                           12/31/99)     31.86%

                                                           --------------------

                                                           Lowest (10/1/00-
                                                           12/31/00)    -11.30%


                                  [BAR CHART]

'99       '00
52.00%   -8.09%

                      Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00



                                                                 Fund Inception
                                                     1 Year      (12/30/98)(/4/)
            --------------------------------------------------------------------
         Class D(/1/)                                 -8.09%     18.19%
            --------------------------------------------------------------------
         S&P 500 Index(/2/)                           -9.10%      4.89%
            --------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/3/)  -15.35%      7.33%
            --------------------------------------------------------------------


            (1) The Fund began operations on 12/30/98, the inception date of its Institutional Class shares, which are not offered by this Prospectus. Performance shown in the bar chart and Average Annual Total Returns Table for Class D shares prior to the 2/12/99 inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares. Institutional Class shares are invested in the same portfolio of securities as Class D shares.


            (2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.


            (3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.


            (4) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your
            investment)                           None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.60%      0.25%               0.50%           1.35%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            (2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.


            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                          Year 1               Year 3               Year 5               Year 10
            ------------------------------------------------------------------------------------
          Class D         $137                 $428                 $739                 $1,624
            ------------------------------------------------------------------------------------

            (1) The Examples are based on the Total Annual Fund Operating
                Expenses shown above.
                                            PIMCO Funds: Multi-Manager Series

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.


Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.



Growth
Securities  Each Fund may invest in equity securities of companies that its
Risk portfolio management team or portfolio manager believes will experience relatively rapid earnings growth. The RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed, RCM Biotechnology, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.



Smaller
Company     The general risks associated with equity securities and liquidity
Risk        risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The RCM Small-Cap Fund, in particular, and the RCM Global Small-
            Cap, RCM Global Technology, RCM Global Equity, RCM Global
            Healthcare, RCM Tax-Managed Growth, RCM Biotechnology, RCM
            International Growth Equity, RCM Emerging Markets and RCM Europe
            Funds generally have substantial exposure to this risk. The RCM
            Mid-Cap Fund has significant exposure to this risk because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.



IPO Risk
            The Funds, particularly the RCM Global Technology, Global Healthcare and RCM Biotechnology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

  Prospectus
28

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


Derivatives
Risk All Funds except the RCM Mid-Cap Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

            Healthcare Related Risk. The RCM Global Healthcare Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other Funds, such as the RCM Mid-Cap Fund, may make significant investments in the healthcare industry and may also be subject to these risks.


            Technology Related Risk. Because the Global Technology Fund concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.


            Biotechnology Related Risk. Because the RCM Biotechnology Fund concentrates its investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other funds may also be subject to these risks to the extent they invest their assets in biotechnology or biotechnology-related companies.



Foreign
(non-       A Fund that invests in foreign securities, and particularly the
U.S.)       RCM Global-Small Cap, RCM Global Technology, RCM Global
Investment  Healthcare, RCM Global Equity, RCM Biotechnology, RCM
Risk        International Growth Equity, RCM Emerging Markets and RCM Europe
            Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the RCM
            Global Small-Cap, RCM Global Technology, RCM Global Healthcare,
            RCM International Growth Equity, RCM

                                            PIMCO Funds: Multi-Manager Series

            Emerging Markets or RCM Europe Fund, invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.




            EMU Countries Risk. Certain Funds, particularly the RCM Europe Fund, will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.



Emerging
Markets     Foreign investment risk may be particularly high to the extent
Risk        that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The RCM Emerging Markets
            Fund normally invests most of its assets in emerging market securities and is particularly sensitive to this risk. The RCM
            Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM
            Global Healthcare, RCM International Growth Equity, RCM
            Biotechnology and RCM Large-Cap Growth Funds may invest a significant portion of their assets in emerging markets securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign
            (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.



Currency
Risk Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.



Focused
Investment  Focusing Fund investments in a small number of issuers, industries
Risk or foreign currencies or regions increases risk. Funds, such as the RCM Global Technology, RCM Global Healthcare, RCM International Growth Equity, RCM Europe and RCM Biotechnology Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The RCM Global Small-Cap, RCM Global Equity, and RCM Emerging Markets Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Biotechnology Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because this Fund normally "concentrates" its investments in those companies. The RCM Global Healthcare Fund is vulnerable to events affecting companies in the healthcare industry because this Fund normally "concentrates" its investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

  Prospectus
30

Leveraging

Risk
            Leverage, including borrowing, will cause the value of a Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.



Interest
Rate Risk   To the extent that Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes.


             As interest rates rise, the value of fixed income securities in a
            Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Turnover    A change in the securities held by a Fund is known as "portfolio
Risk        turnover." Certain of the Funds, specifically the RCM Global
            Small-Cap, RCM Global Technology, RCM Global Equity, RCM Mid-Cap,
            RCM Global Healthcare, RCM Biotechnology, RCM International
            Growth, RCM Emerging Markets and RCM Europe Funds are susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns.
            The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.


Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.


High
Yield       Funds that invest in high yield securities and unrated securities
Risk        of similar quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. The RCM Global Equity and RCM Emerging Markets Funds are particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them
            (liquidity risk).



Management
Risk Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, the Sub-Adviser and each individual portfolio management team or portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


            Management of the Funds

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and Ad-     "Administrator") for the Funds. Subject to the supervision of the ministrator Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 888 San Clemente, Newport Beach,
            California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2001, PIMCO Advisors and its subsidiary partnerships had approximately $284 billion in assets under management.

             PIMCO Advisors has retained its investment management affiliate,
            Dresdner RCM Global Investors, LLC (the "Sub-Adviser") to manage each Fund's investments. See "Sub-Adviser" below.

                                            PIMCO Funds: Multi-Manager Series

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

             It is expected that on or around January 1, 2002, PIMCO Advisors will change its name to Allianz Dresdner Asset Management L.P., which will continue to serve as the Funds' investment adviser through its PIMCO Advisors division and, acting in such capacity, will continue to be referred to as PIMCO Advisors.


Advisory
Fees Each Fund pays PIMCO Advisors fees in return for providing or arranging for the provision of investment advisory services. PIMCO Advisors pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.


             The Funds pay monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):




         Fund                                                 Advisory Fees
            ---------------------------------------------------------------
         RCM Large-Cap Growth Fund                                0.45%
         RCM Mid-Cap Fund                                         0.47%
         RCM International Growth Equity Fund                     0.50%
         RCM Tax-Managed Growth Fund                              0.60%
         RCM Europe and RCM Global Healthcare Funds               0.80%
         RCM Global Equity Fund                                   0.85%
         RCM Biotechnology Fund                                   0.90%
         RCM Global Technology Fund                               0.95%
         RCM Emerging Markets and RCM Global Small-Cap Funds      1.00%



Administrative
Fees
            Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class D shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to Class D shares. PIMCO Advisors, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

             PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).

             Class D shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class D shares):



         Fund                                              Administrative Fees*
            -------------------------------------------------------------------
         RCM Biotechnology Fund                                    0.70%
         RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-
          Managed Growth Funds                                     0.75%
         RCM Global Healthcare and RCM Global Technology
          Funds                                                    0.80%
         RCM Global Equity and RCM Global Small-Cap Funds          0.85%
         RCM Emerging Markets, RCM Europe and RCM Inter-
          national Growth Equity Funds                             0.95%


             *As described below under "12b-1 Plan for Class D Shares," the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") which provides for the payment of up to 0.25% of the Administrative Fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" table provided under "Fees and Expenses of the Fund" for each Fund shows the Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" (0.25%) and "Other Expenses".

  Prospectus
32

12b-1       The Funds' administration agreement includes a plan for Class D
Plan for    shares that has been adopted in conformity with the requirements
Class D     set forth in Rule 12b-1 under the 1940 Act. The plan provides that
Shares      up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Sub-        The Sub-Adviser has full investment discretion and makes all
Adviser     determinations with respect to the investment of a Fund's assets, subject to the general supervision of PIMCO Advisors and the Board of Trustees.



          Dresdner RCM is located at Four Embarcadero Center, San
            Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, Dresdner RCM, an affiliated partnership of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. As of September 30, 2001, Dresdner RCM had approximately $37 billion in assets under management.



             Each of the Funds (with the exception of the RCM Global
            Technology Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.


             The Large-Cap Equity Team is primarily responsible for the day-
            to-day management of the RCM Large-Cap Growth Fund.


             The Private Client Group Equity Portfolio Management Team is
            primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.


             The Mid-Cap Equity Team is primarily responsible for the day-to-
            day management of the RCM Mid-Cap Fund.


             The Small-Cap Equity Team is primarily responsible for the day-
            to-day management of the RCM Global Small-Cap Fund.


             The Healthcare Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund.


             The International Equity Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund, RCM Emerging Markets Fund and the RCM Europe Fund.


             The Global Equity Team is primarily responsible for the day-to-
            day management of the RCM Global Equity Fund.


             The RCM Global Technology Fund is managed by Huachen Chen, a
            Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1985. Mr. Chen holds an MBA in accounting and finance from the University of California, Berkeley, an MS in Materials Science and Engineering from Northwestern University and a BS in Materials Science and Engineering from Cornell University.



                                            PIMCO Funds: Multi-Manager Series

Adviser/Sub-
Adviser     Shareholders of each Fund have approved a proposal permitting
RelationshipPIMCO Advisors to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO
            Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. Subject to the ultimate responsibility of the Board of Trustees, PIMCO Advisors has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.


Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, an
            indirect wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            How Fund Shares Are Priced

            The net asset value ("NAV") of a Fund's Class D shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.


             Fund shares are valued at the close of regular trading on the New
            York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            How to Buy and Sell Shares

            The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.
  Prospectus
34

General       . Financial Service Firms. Broker-dealers, registered investment
Information advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

             Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, PIMCO Advisors or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

             This Prospectus should be read in connection with your firm's materials regarding its fees and services.

              . Calculation of Share Price and Redemption Payments. When you
            buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day's NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

             The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).

Buying      Class D shares of each Fund are continuously offered through
Shares      financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See
            "Financial Service Firms" above.

             You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

             Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

             The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is
                                            PIMCO Funds: Multi-Manager Series
            closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Investment  The following investment minimums apply for purchases of Class D
Minimums    shares.


                    Initial Investment                  Subsequent Investments
                         -----------------------------------------------------
                     $2,500 per Fund                        $100 per Fund

             Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Exchanging  Except as provided below or in the applicable Fund's or series'
Shares prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds:
            Pacific Investment Management Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to your financial service firm of any termination or material modification of the exchange privilege with respect to Class D shares.

Selling     You can sell (redeem) Class D shares through your financial
Shares      service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

             Your financial service firm is obligated to transmit your
            redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

             Redemptions of Fund shares may be suspended when trading on the
            Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
  Prospectus
36

Redemptions The Trust has agreed to redeem shares of each Fund solely in cash
In Kind up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually.



             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

            You can choose from the following distribution options:

            . Reinvest all distributions in additional Class D shares of your
              Fund at NAV. This will be done unless you elect another option.

            . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

            . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

             Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

             You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

             For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-87-
            PIMCO.

            Tax Consequences

              . Taxes on Fund distributions. If you are subject to U.S.
            federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

             Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

                                            PIMCO Funds: Multi-Manager Series

              . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the RCM Tax-Managed Growth Fund. The RCM Tax-Managed
            Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.




              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may be entitled to claim a credit or deduction with respect to foreign taxes.


              . A Note on Backup Withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be 30.5% for amounts paid after August 6, 2001, through the end of 2001 if a Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see the Statement of Additional Information for additional information about the new backup withholding tax rates.

             This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of Securities
            and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management teams and portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Adviser and the individual portfolio management teams and portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.


Investment- Investment-grade debt securities are obligations of the issuer to
Grade       make payments of principal and/or interest on future dates, and
Debt        may be debt obligations issued or guaranteed by the U.S.
Securities  Government or foreign governments (including their agencies,
and         instrumentalities, authorities and political subdivisions), by
Defensive   international or supranational government entities and by
Strategies  corporate issuers. The Funds will invest primarily in common stocks and depositary receipts, including American Depositary
            Receipts, European Depositary Receipts or other similar depositary instruments representing securities of foreign companies. The
            Funds may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed-income securities and warrants) convertible into or exercisable for common stocks. Each of the Funds may invest a portion of its assets in investment-grade debt securities. The Funds may temporarily hold up to 100% of their assets in investment-grade debt securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

             To the extent that Funds purchase investment-grade securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in investment-grade

  Prospectus
38
            securities such as bonds and notes. As interest rates rise, the value of investment-grade securities in a Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of an investment-grade security that is used to determine the sensitivity of a security's price to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


             These temporary defensive strategies would be inconsistent with the investment objectives and principal investment strategies of the Funds and may adversely affect the Funds' ability to achieve their investment objectives.



Companies
With
Smaller
Market
Capitalizations

            Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap Fund invests primarily in smaller companies and is especially sensitive to the risks described below. In addition, the RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM Tax-Managed Growth, RCM International Growth, RCM Biotechnology, RCM Emerging Markets and RCM Europe Funds generally have substantial exposure to these risks. The RCM Mid-Cap Fund also has significant exposure to the risks described below because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.


             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.


Initial
Public      The Funds, particularly the RCM Global Technology, RCM Global
Offerings   Healthcare and RCM Biotechnology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


Foreign
(non-
U.S.)
Securities

            The RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds normally invest principally in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign

                                            PIMCO Funds: Multi-Manager Series
            securities"). The RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare and RCM Global Equity Funds will invest in the securities of issuers located in at least three countries (one of which may be the United States).


             All of the Funds may invest in American Depository Receipts
            (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.


             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.


Emerging
Market      Each of the Funds that may invest in foreign securities may invest
Securities  in securities of issuers based in countries with developing (or
            "emerging market") economies. The RCM Emerging Markets Fund normally invests most of its assets in emerging market securities.
            The RCM Global Small-Cap, RCM Global Technology, RCM Global
            Healthcare, RCM Biotechnology and RCM Large-Cap Growth Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies.
            The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
            Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational

  Prospectus
40
            risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.


Foreign
Currencies  A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds are particularly sensitive to this risk.


             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The RCM Global Small-Cap, RCM
            Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.


             The RCM Global Small-Cap, RCM Global Technology, RCM Global
            Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio management team or portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO Advisors or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.



Corporate
Debt        Each Fund may invest in corporate debt securities. Corporate debt
Securities  securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.


Convertible
Securities

            Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of

                                            PIMCO Funds: Multi-Manager Series
            this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.


Derivatives
            Each Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


             Examples of derivative instruments that the Funds (except for the
            RCM Mid-Cap Fund) may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Funds may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.


             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions
  Prospectus
42
            may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.


             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.


Equity-
Linked      The Funds may invest in equity-linked securities. Equity-linked
Securities  securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign
            Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.


Credit
Ratings     The Funds may invest in securities based on their credit ratings
and         assigned by rating agencies such as Moody's Investors Service,
Unrated     Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities  Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.


             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.


High
Yield       Securities rated lower than Baa by Moody's or lower than BBB by
Securities  S&P are sometimes referred to as "high yield securities" or "junk bonds." The Funds, particularly the RCM Global Equity and RCM
            Emerging Markets Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

                                            PIMCO Funds: Multi-Manager Series

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.


Reverse
Repurchase Each Fund may enter into reverse repurchase agreements, subject to Agreements the Fund's limitations on borrowings. A reverse repurchase
and Other   agreement involves the sale of a security by a Fund and its
Borrowings  agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.



Illiquid
Securities  Each Fund may invest in securities that are illiquid so long as not more than 15% (10% in the case of the RCM International Growth Equity Fund and 5% in the case of the RCM Mid-cap Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

  Prospectus
44

Investment
in Other    The Funds may invest in securities of other investment companies,
Investment  such as closed-end management investment companies and exchange
Companies   traded funds, or in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.



Portfolio
Turnover The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.




Changes
in          Each of the Funds' investment objective of long-term capital
Investment appreciation and current income, and after-tax growth of capital Objectives in the case of the RCM Tax-Managed Growth Fund, is a fundamental
and         policy that may not be changed without shareholder approval. In
Policies    addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small-Cap and RCM
            Global Technology Funds must all invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.



New and
Smaller-    In addition to the risks described under "Summary of Principal
Sized       Risks" above and in this section, several of the Funds are newly
Funds       formed and therefore have limited performance history for
            investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.


Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. Please see the Statement of
            Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.
                                            PIMCO Funds: Multi-Manager Series

            Financial Highlights

            The financial information shown below is that of the corresponding series of Dresdner RCM Global Funds, Inc. which were reorganized into the Funds on January 18, 2002. The following financial highlights tables show the Funds' financial performance. This information, including information for the fiscal year ended June 30, 2001, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are available upon request and incorporated by reference into the SAI.



                                                                                         Distributions Distributions
                           Net Asset    Net      Net Realized              Distributions In Excess of    From Net
FicalsYear or               Value,   Investment and Unrealized  Total from   From Net         Net      Realized Gain
   Period                  Beginning   Income   Gain (Loss) on  Investment  Investment    Investment        on
   Ended                   of Period (Loss) (1)  Investments    Operations    Income        Income      Investments
  ------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Fund
   06/30/2001               $16.77     (0.01)        (2.70)        (2.71)       0.00          0.00         (0.00)
   12/31/2000               $19.00     (0.05)        (1.57)        (1.62)       0.00          0.00         (0.14)
   12/31/1999 (6)           $16.60     (0.08)         6.45          6.37        0.00          0.00         (3.97)
  Tax Managed Growth Fund
   06/30/2001               $13.75     (0.04)        (2.17)        (2.21)       0.00          0.00         (0.00)
   12/31/2000               $14.95     (0.11)        (1.09)        (1.20)       0.00          0.00          0.00
   12/31/1999 (7)           $10.34     (0.29)         5.13          4.84        0.00          0.00         (0.21)
  MidCap Fund
   06/30/2001               $ 3.33     (0.01)        (0.55)        (0.56)       0.00          0.00         (0.00)
   12/31/2000 (12)          $ 3.33      0.00          0.00          0.00        0.00          0.00          0.00
  Biotechnology Fund
   06/30/2001               $36.39     (0.18)        (6.41)        (6.59)       0.00          0.00         (0.00)
   12/31/2000               $20.02     (0.37)        16.78 (11)    16.41        0.00          0.00         (0.04)
   12/31/1999               $11.44     (0.15)        12.03         11.88        0.00          0.00         (3.30)
   12/31/1998               $10.00     (0.10)         1.86          1.76        0.00          0.00         (0.32)
   12/31/1997 (3)           $10.00      0.00          0.00          0.00        0.00          0.00          0.00
  Global Small Cap Fund
   06/30/2001               $18.59     (0.11)        (2.34)        (2.45)       0.00          0.00         (0.00)
   12/31/2000               $23.31     (0.26)        (2.96)        (3.22)       0.00          0.00         (0.41)
   12/31/1999 (8)           $11.63     (0.21)        13.67         13.46        0.00          0.00         (1.78)
  Global Technology Fund
   06/30/2001               $50.09     (0.09)       (17.58)       (17.67)       0.00          0.00         (0.00)
   12/31/2000               $59.13     (0.38)        (8.23)        (8.61)       0.00          0.00         (0.43)
   12/31/1999 (9)           $24.01     (0.49)        36.99         36.50        0.00          0.00         (1.38)
  Global Health Care Fund
   06/30/2001               $24.60     (0.09)        (2.86)        (2.95)       0.00          0.00         (0.00)
   12/31/2000               $14.25     (0.16)        10.61         10.45        0.00          0.00         (0.10)
   12/31/1999               $13.42     (0.11)         3.53          3.42        0.00          0.00         (2.59)
   12/31/1998               $11.65     (0.09)         3.02          2.93        0.00          0.00         (1.16)
   12/31/1997               $10.00     (0.06)         3.03          2.97        0.00          0.00         (1.32)
   12/31/1996 (2)           $10.00      0.00          0.00          0.00        0.00          0.00          0.00
  International Growth
   Equity Fund
   06/30/2001               $13.82      0.02         (2.81)        (2.79)       0.00          0.00         (0.00)
   12/31/2000               $22.31     (0.05)        (5.99)        (6.04)       0.00         (0.26)        (1.52)
   12/31/1999 (8)           $14.78      0.01          9.08          9.09       (0.07)        (0.09)        (1.40)
  Emerging Markets Fund
   06/30/2001               $12.03      0.11         (1.13)        (1.02)       0.00          0.00         (0.00)
   12/31/2000               $16.84     (0.04)        (4.22)        (4.26)       0.00          0.00         (0.55)
   12/31/1999 (8)           $ 9.13     (0.06)         8.24          8.18        0.00          0.00         (0.47)
  Europe Fund (10)
   06/30/2001               $11.87     (0.01)        (2.72)        (2.73)       0.00          0.00         (0.00)
   12/31/2000               $16.12     (0.18)        (1.73)        (1.91)       0.00          0.00         (2.34)
   12/31/1999               $13.66     (0.01)         5.66          5.65        0.00         (0.02)        (3.17)
   12/31/1998               $12.59     (0.05)         4.60          4.55       (0.17)         0.00         (3.31)
   12/31/1997               $10.66      0.01          2.70          2.71       (0.06)         0.00         (0.72)
   12/31/1996               $ 9.20      0.03          1.45          1.48       (0.02)         0.00          0.00

-------

References in these footnotes to Class I shares and Class N shares are references to those shares of Dresdner RCM Global Funds, Inc. that were exchanged for Institutional Class shares and Class D shares of the Funds on January 18, 2002 .




(1)  Calculated using the average share method.






(2) Commencement of operations for the Global Health Care Fund, Class N shares, was December 31, 1996.


(3) Commencement of operations for the Biotechnology Fund, Class N shares was December 30, 1997.






(4) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.


(5)  Not annualized. Fund was in operation for less than five days.


(6) Commencement of operations for the Large Cap Growth Fund, Class N shares, was March 2, 1999.


(7) Commencement of operations for the Tax Managed Growth Fund, Class N shares, was February 12, 1999.


(8) Commencement of operations for the Global Small Cap Fund, Class N shares, the International Growth Equity Fund, Class N shares and the Emerging Markets Fund, Class N shares, was March 10, 1999.


(9) Commencement of operations for the Global Technology Fund, Class N shares, was January 20, 1999.




(10) Annualized for periods less than one year.



  Prospectus
46

                                                                                   Ratio of     Ratio of
                                                                     Ratio of     Expenses to     Net
                                                            Net     Expenses to   Average Net  Investment
Distributions                            Net              Assets,   Average Net     Assets       Income
in Excess of                            Asset              End of   Assets With     Without    (Loss) to
Net Realized                            Value, Total       Period   Waiver and    Waiver and    Average
   Gain on         Total     Redemption End of Return       (in    Reimbursement Reimbursement Net Assets   Portfolio
 Investments   Distributions    Fees    Period  (4)        000's)      (10)          (10)         (10)      Turnover
---------------------------------------------------------------------------------------------------------------------
     0.00           0.00        0.00    $14.06 (16.16)%   $ 41,355     1.00%          1.36%      (0.10)%      19.32%
    (0.47)         (0.61)       0.00    $16.77  (8.71)%   $ 22,782     1.08%          1.74%      (0.29)%      41.67%
     0.00          (3.97)       0.00    $19.00  40.48%    $    926     1.20%         60.04%      (0.55)%     109.29%
     0.00           0.00        0.24    $11.78 (14.26)%   $  5,889     1.50%          2.98%      (0.67)%      40.02%
     0.00           0.00        0.00#   $13.75  (8.09)%   $  6,052     1.50%          3.03%      (0.75)%      85.18%
    (0.02)         (0.23)       0.00    $14.95  47.07%    $    759     1.50%         35.08%      (2.66)%      43.35%
     0.00           0.00        0.00    $ 2.77 (16.82)%   $    440     1.02%          9.57%      (0.54)%      75.61%
     0.00           0.00        0.00    $ 3.33   0.00%    $     50     0.00%          0.00%       0.00%      192.99%
     0.00           0.00        0.00    $29.80 (18.11)%   $760,362     1.50%          1.50%      (1.27)%      43.48%
     0.00          (0.04)       0.00    $36.39  81.93%    $908,401     1.50%          1.53%      (1.06)%     250.28%
     0.00          (3.30)       0.00    $20.02 111.39%    $ 14,870     1.50%          4.53%      (1.09)%     431.27%
     0.00          (0.32)       0.00    $11.44  17.76%    $  3,911     1.50%          4.87%      (0.95)%     127.21%
     0.00           0.00        0.00    $10.00   0.00%(5) $  3,000     0.01%(5)       0.00%       0.01%(5)     0.00%
     0.00           0.00        0.00    $16.14 (13.18)%   $ 16,842     1.75%          2.64%      (1.30)%     134.32%
    (1.09)         (1.50)       0.00    $18.59 (13.84)%   $ 15,640     1.75%          2.20%      (1.06)%     201.54%
     0.00          (1.78)       0.00    $23.31 116.97%    $  1,430     1.75%         16.71%      (1.49)%     161.61%
     0.00           0.00        0.00    $32.42 (35.22)%   $258,371     1.56%          1.56%      (0.45)%     386.43%
     0.00          (0.43)       0.00    $50.09 (14.60)%   $378,043     1.50%          1.50%      (0.55)%     450.84%
     0.00          (1.38)       0.00    $59.13 152.69%    $ 82,330     1.75%          1.99%      (1.32)%     119.32%
     0.00           0.00        0.00    $21.65 (11.99)%   $240,503     1.50%          1.54%      (0.87)%      68.81%
     0.00          (0.10)       0.00    $24.60  73.37%    $256,909     1.50%          1.64%      (0.68)%     216.09%
     0.00          (2.59)       0.00    $14.25  28.73%    $  6,284     1.50%          4.85%      (0.81)%     393.83%
     0.00          (1.16)       0.00    $13.42  25.57%    $  5,487     1.50%          3.65%      (0.69)%     153.92%
     0.00          (1.32)       0.00    $11.65  30.00%    $  4,671     1.50%          2.93%      (0.55)%     157.65%
     0.00           0.00        0.00    $10.00   0.00%    $  4,000     0.00%(5)       0.00%       0.00%(5)     0.00%
     0.00           0.00        0.00    $11.03 (20.19)%   $ 10,832     1.25%          1.94%       0.33%       84.19%
    (0.67)         (2.45)       0.00    $13.82 (26.95)%   $  5,124     1.25%          2.36%      (0.29)%     161.71%
     0.00          (1.56)       0.00    $22.31  62.48%    $  1,738     1.25%         10.89%       0.07%      139.69%
     0.00           0.00        0.00    $11.01  (8.48)%   $  2,168     1.75%          6.29%       1.80%       54.23%
     0.00          (0.55)       0.00    $12.03 (25.29)%   $  2,170     1.75%          5.88%      (0.29)%     162.14%
     0.00          (0.47)       0.00    $16.84  90.31%    $    299     1.75%         79.18%      (0.68)%     215.64%
     0.00           0.00        0.00    $ 9.14 (23.00)%   $ 48,663     1.60%          2.02%      (0.11)%      87.22%
     0.00          (2.34)       0.00    $11.87 (11.39)%   $ 61,502     1.60%          2.07%      (1.12)%     173.06%
     0.00          (3.19)       0.00#   $16.12  43.59%    $ 67,910     1.03%          2.01%      (0.11)%     202.90%
     0.00          (3.48)       0.00    $13.66  37.40%    $191,338     0.00%          1.97%       0.00%      114.00%
     0.00          (0.78)       0.00    $12.59  25.70%    $176,414     0.00%          1.30%       0.00%       85.00%
     0.00          (0.02)       0.00    $10.66  15.87%    $149,299     0.00%          1.42%       0.00%       51.00%


-------

(11) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.




(12) Commencement of operations for the MidCap Fund, Class N shares, was December 29, 2000.


# Amount represents less than $0.01 per share.


                                          PIMCO Funds: Multi-Manager Seriess:

            PIMCO Funds: Multi-Manager Series



            The Trust's Statement of Additional Information ("SAI") relating to the Funds is incorporated by reference.


            You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-87-PIMCO, or by writing to:

                  PIMCO Funds Distributors LLC
                  2187 Atlantic Street
                  Stamford, CT 06902

            You may also contact your financial service firm for additional information.

            You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

            You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.

            [LOGO OF PIMCO FUNDS]

            File No. 811-6161
  Prospectus
48

                      (This page left blank intentionally)



                                          PIMCO Funds: Multi-Manager Seriess:

                      (This page left blank intentionally)



  Prospectus
50

          ---------------------------------------------------------------------
PIMCO     INVESTMENT ADVISER AND ADMINISTRATOR
Funds:    PIMCO Advisors L.P., 888 San Clemente, Newport Beach, CA 92660
Multi-    ---------------------------------------------------------------------

Manager
Series    SUB-ADVISER


          Dresdner RCM Global Investors LLC

          ---------------------------------------------------------------------
          DISTRIBUTOR
          PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
          ---------------------------------------------------------------------
          CUSTODIAN
          State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
          64105
          ---------------------------------------------------------------------
          SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
          PFPC, Inc., P.O. Box 9688, Providence, RI 02940
          ---------------------------------------------------------------------
          INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL
          60606
          ---------------------------------------------------------------------
          LEGAL COUNSEL
          Ropes & Gray, One International Place, Boston, MA 02110
          ---------------------------------------------------------------------
          For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcofunds.com.

                                                     Not part of the Prospectus

                   Financial Statement Information


        An unaudited semi-annual report for Dresdner RCM Global Funds, Inc. (the "DRCM Global Funds") for the period January 1 through June 30, 2001 (the "Report") was previously mailed to shareholders of the DRCM Global Funds. In connection with the proposed reorganization of the DRCM Global Funds into new series of PIMCO Funds: Multi-Manager Series which have a June 30 fiscal year end, and the need to make available recently audited financial information with this prospectus, PricewaterhouseCoopers LLP ("PwC") recently conducted an audit of the Report previously received by you.


        Listed below are the significant changes that have been made to the June 30, 2001 Financial Statements of the DRCM Global Funds resulting from the matters referred to above.


      I Footnote 10 to the Report Has Been Modified As Follows:

      a. Reorganization of the DRCM Global Funds

        At a meeting held on October 17, 2001, the Board of Directors approved the reorganization of each of the DRCM Global Funds into newly created series (the "New Funds") of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust").


        Each reorganization is to be accomplished pursuant to an Agreement and Plan of Reorganization whereby holders of Class I or Class N shares in the DRCM Global Funds would receive the same number of shares of a similar class of the corresponding New Fund. The New Funds would have substantially the same investment objectives, policies and strategies as the DRCM Global Funds and would have a unified fee structure that sets fixed advisory and administrative fees in place of the fluctuating expense ratios for the DRCM Global Funds. PIMCO Advisors L.P. ("PALP") would be the investment adviser to the New Funds, and Dresdner RCM Global Investors LLC would be the subadvisor to the New Funds.


        Completion of the reorganization is subject to shareholder approval with a Special Meeting of Shareholders scheduled for late December 2001 or early 2002.


      b. Change in the DRCM Global Funds' Fiscal Year End

        At a meeting held on December 3, 2001, the Board of Directors approved a change in the fiscal year end of the DRCM Global Funds from December 31 to June 30 to facilitate both the reorganized DRCM Global Funds and the existing series of the MMS Trust having the same fiscal year end.


      c. Liquidation of Dresdner RCM Strategic Income Fund

        At a meeting held on December 3, 2001, the Board of Directors approved the liquidation of the Dresdner RCM
      Strategic Income Fund. As a result, the Dresdner RCM Strategic Income Fund will not be included as part of the proposed reorganizations of the DRCM Global Funds into new series of the MMS Trust.


      II The Report of the Independent Accountants Covering Their
      Audit Has Been Included As Follows:

                     Report of Independent Accountants

      To the Board of Directors and Shareholders of Dresdner RCM
      Global Funds, Inc.:

      In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dresdner RCM Global Funds, Inc. (consisting of the Large Cap Growth Fund, Tax Managed Growth Fund, MidCap Fund, Small Cap Fund, Biotechnology Fund, Balanced Fund, Global Equity Fund, Global Small Cap Fund, Global Technology Fund, Health Care Fund, International Growth Equity Fund, Emerging Markets Fund, Europe Fund and Strategic Income Fund), hereafter referred to as the "Funds" at June 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      PricewaterhouseCoopers LLP
      Boston, Massachusetts
      December 3, 2001

      III. The Financial Statements Have Been Revised/Updated As
      Follows:

      . The word "Unaudited" has been deleted from the "Portfolio of Investments" "Statements of Assets and Liabilities", "Statements of Operations", "Statements of Changes in Net Assets", "Financial Highlights" and "Notes to Financial Statements".


      . "The Statements of Operations" and "Statements of Changes In Net Assets" have been expanded to include audited prior year information as required per SEC Regulation S-X and Generally Accepted Accounting Principles.


      . The "Net Asset Value, End of Period", "Net Realized and Unrealized Gain (Loss) on Investments", "Total from Investment Operations", "Total Return" and "Net Assets End of Period (in 000's)" for the period ended June 30, 2001 for the Global Healthcare Fund reflects the effect of a security valuation increase of approximately $900,000 ($.08 per share).


      You can expect to receive the next unaudited semi-annual report in February 2002 and the next audited annual report in August 2002. In the interim, copies of the most recently audited report for the period January 1 through June 30, 2001 are available upon request by calling (800) 726-7240.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 18, 2002

  This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Multi-Manager Series
(the "Trust"), as supplemented from time to time.  Through   five Prospectuses,
the Trust offers up to six classes of shares of each of its "Funds" (as defined herein). Class A, Class B and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," dated November 1, 2001 (the "Class A, B and C Prospectus"). Class D shares of certain Funds are offered through the "Class D Prospectus," dated November 1, 2001 (the "Class D Prospectus") and Class D shares of the PIMCO RCM Funds (as defined herein) are offered through the "PIMCO RCM Class D Prospectus," dated January 18, 2002 (the "PIMCO RCM Class D Prospectus"). Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus," dated November 1, 2001 (the "Institutional Prospectus") and Institutional and Administrative Class shares of the PIMCO RCM Funds are offered through the "PIMCO RCM Institutional Prospectus," dated January 18, 2002 (the "PIMCO RCM Institutional Prospectus" and together with the "PIMCO RCM Class D Prospectus, the "PIMCO RCM Prospectuses"). The aforementioned prospectuses are collectively referred to herein as the "Prospectuses."


  Audited financial statements for the Trust, as of June 30, 2001, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust's six June 30, 2001 Annual Reports. Because PIMCO Asset Allocation Fund invests a portion of its assets in series of PIMCO Funds: Pacific Investment Management Series ("PIMS"), the PIMS Prospectus for Institutional Class shares, dated July 31, 2001 and as from time to time amended or supplemented (the "PIMS Prospectus"), and the PIMS Statement of Additional Information, dated October 1, 2001 and as from time to time amended or supplemented, are also incorporated herein by reference. See "Investment Objectives and Policies--Investment Strategies of PIMCO Asset Allocation Fund--Incorporation by Reference" in this Statement of Additional Information. A copy of the applicable Prospectus and the Annual Report corresponding to such Prospectus, and the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below. Audited financial statements for the PIMCO RCM Funds, as of June 30, 2001, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference.



Institutional Prospectus, Annual Reports and    Class A, B and C and Class D
---------------------------------------------   ---------------------------------------------------
the PIMS Prospectus and Statement of            Prospectuses, Annual Reports, the Guide and
---------------------------------------------   ---------------------------------------------------
Additional Information                          Statement of Additional Information
---------------------------------------------   ---------------------------------------------------
PIMCO Funds                                     PIMCO Funds Distributors LLC
840 Newport Center Drive                        2187 Atlantic Street
Suite 300                                       Stamford, Connecticut 06902
Newport Beach, California 92660                 Telephone: Class A, B and C - 1-800-426-0107
Telephone: 1-800-927-4648                                  Class D - 1-888-87-PIMCO
           1-800-987-4626 (PIMCO                           Retail Portfolio - 1-800-426-0107
           Infolink Audio Response Network)


TABLE OF CONTENTS
                                                                                          PAGE
                                                                                          ----
THE TRUST..............................................................................      1
INVESTMENT OBJECTIVES AND POLICIES.....................................................      2
     U.S. Government Securities........................................................      2
     Borrowing.........................................................................      3
     Preferred Stock...................................................................      4
     Corporate Debt Securities.........................................................      4
     High Yield Securities ("Junk Bonds")..............................................      5
     Loan Participations and Assignments...............................................      6
     Participation on Creditors Committees.............................................      7
     Variable and Floating Rate Securities.............................................      7
     Tender Option Bonds...............................................................      7
     Zero-Coupon, Pay-in-Kind and Step Coupon Securities...............................      7
     Municipal Securities..............................................................      8
     Moral Obligation Securities.......................................................      8
     Industrial Development and Pollution Control Bonds................................      8
     Municipal Lease Obligations.......................................................      8
     Short-Term Obligations............................................................      9
     Mortgage-Related and Asset-Backed Securities......................................      9
     Convertible Securities............................................................     14
     Equity-Linked Securities..........................................................     14
     Non-U.S. Securities...............................................................     14
     Foreign Currencies................................................................     17
     Bank Obligations..................................................................     18
     Commercial Paper..................................................................     19
     Money Market Instruments..........................................................     19
     Derivative Instruments............................................................     20
     When-Issued, Delayed Delivery and Forward Commitment Transactions.................     28
     Warrants to Purchase Securities...................................................     28
     Repurchase Agreements.............................................................     28
     Securities Loans..................................................................     29
     Stocks of Small and Medium Capitalization Companies...............................     29
     Illiquid Securities...............................................................     30
     Inflation-Indexed Bonds...........................................................     30
     Delayed Funding Loans and Revolving Credit Facilities.............................     31
     Event-Linked Bonds................................................................     31
     Hybrid Instruments................................................................     32
     Short Sales.......................................................................     32
     Investment Strategies of PIMCO Asset Allocation Fund - Incorporation by
      Reference........................................................................     33
INVESTMENT RESTRICTIONS................................................................     34
     Fundamental Investment Restrictions...............................................     34
     Non-Fundamental Investment Restrictions...........................................     42
MANAGEMENT OF THE TRUST................................................................     44
     Trustees and Officers.............................................................     44
     Trustees' Compensation............................................................     47
     Investment Adviser................................................................     48
     Portfolio Management Agreements...................................................     51

     Fund Administrator................................................................     54
DISTRIBUTION OF TRUST SHARES...........................................................     59
     Distributor and Multi-Class Plan..................................................     59
     Distribution and Servicing Plans for Class A, Class B and Class C Shares..........     60
     Payments Pursuant to Class A Plans................................................     64
     Payments Pursuant to Class B Plans................................................     65
     Payments Pursuant to Class C Plans................................................     67
     Distribution and Administrative Services Plans for Administrative Class Shares....     71
     Payments Pursuant to the Administrative Plans.....................................     72
     Plan for Class D Shares...........................................................     73
     Purchases, Exchanges and Redemptions..............................................     75
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................................     78
     Investment Decisions and Portfolio Transactions...................................     78
     Brokerage and Research Services...................................................     78
     Portfolio Turnover................................................................     80
NET ASSET VALUE........................................................................     82
TAXATION...............................................................................     83
     Distributions.....................................................................     83
     Sales of Shares...................................................................     84
     Backup Withholding................................................................     85
     Options, Futures, Forward Contracts and Swap Agreements...........................     85
     Foreign Currency Transactions.....................................................     86
     Foreign Taxation..................................................................     86
     Original Issue Discount and Pay-In-Kind Securities................................     87
     Other Taxation....................................................................     87
OTHER INFORMATION......................................................................     89
     Capitalization....................................................................     89
     Performance Information...........................................................     89
     Calculation of Yield..............................................................     90
     Calculation of Total Return.......................................................     91
     Compliance Efforts Related to the Euro............................................    107
     Voting Rights.....................................................................    107
     Certain Ownership of Trust Shares.................................................    108
     Custodian.........................................................................    108
     Codes of Ethics...................................................................    108
     Independent Accountants...........................................................    108
     Transfer and Shareholder Servicing Agents.........................................    109
     Legal Counsel.....................................................................    109
     Registration Statement............................................................    109
     Financial Statements..............................................................    109
APPENDIX A DESCRIPTION OF SECURITIES RATINGS...........................................      1
APPENDIX B  CERTAIN OWNERSHIP OF TRUST SHARES AS OF DECEMBER 11, 2001..................      1
PIMCO FUNDS SHAREHOLDERS' GUIDE FOR CLASS A, B AND C SHARES............................   SG-1

                                   THE TRUST



     PIMCO Funds: Multi-Manager Series (the "Trust"), is an open-end management investment company ("mutual fund") that currently consists of thirty-nine separate investment series, although not all of these series currently offer their shares to the public. Except for the Select Growth Fund and the RCM Global Technology, RCM Global Healthcare, RCM Biotechnology, RCM International Growth Equity and RCM Europe Funds, each of the Trust's series offered in this Statement of Additional Information is "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The following thirty-four series (the "Funds") invest directly in common stocks and other securities and instruments: the Value Fund, the Equity Income Fund (formerly the "NFJ Equity Income Fund"), the Renaissance Fund, the Tax-Efficient Equity Fund, the Growth Fund, the Mega-Cap Fund, the Capital Appreciation Fund, the Mid-Cap Fund, the Select Growth Fund, the Growth & Income Fund, the Target Fund, the Small-Cap Value Fund, the Opportunity Fund, the Micro-Cap Fund, the Innovation Fund, the Healthcare Innovation Fund, the Global Innovation Fund, the Select International Fund, the Tax-Efficient Structured Emerging Markets Fund, the Structured Emerging Markets Fund, the Basic Value Fund (formerly the "NFJ Value Fund"). References to the Funds include, except as otherwise noted by a specific reference to the PIMCO RCM Fund or "PIMCO RCM Funds", the following funds: the RCM Large-Cap Growth Fund, the RCM Tax-Managed Growth Fund, the RCM Mid-Cap Fund, the RCM Small-Cap Fund, the RCM Biotechnology Fund, the RCM Balanced Fund, the RCM Global Small-Cap Fund, the RCM Global Technology Fund, the RCM Global Healthcare Fund, the RCM Global Equity Fund, the RCM International Growth Fund, the RCM Emerging Markets Fund and the RCM Europe Fund (together, the "PIMCO RCM Funds"). An additional series, the Asset Allocation Fund (formerly, "PIMCO Funds Asset Allocation Series - 60/40 Portfolio"), is a so-called "fund-of-funds" which invests all of its assets in certain of the Funds and other series in the PIMCO Funds family. Four other series of the Trust, the Select Value, PIMCO Value 25 (while formerly the "NFJ Value 25 Fund," for purposes of this Statement of Additional Information, the Fund will still be referred to as the NFJ Value 25 Fund), Cadence Capital Appreciation and Cadence Mid-Cap Funds, do not offer their shares to the public as of the date of this Statement of Additional Information. The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and Statements of Additional Information.


     The PIMCO Tax Exempt, International Developed, Emerging Markets, Balanced, Precious Metals, Small-Cap, Enhanced Equity, International, Former Equity Income, Select World, Europe Growth, New Asia, Emerging Markets, Telecom Innovation, Electronics Innovation, Internet Innovation and Small-Cap Technology Funds and PIMCO Funds Asset Allocation Series - 90/10 Portfolio and 30/70 Portfolio (together with the 60/40 Portfolio (now the Asset Allocation Fund), the "Portfolios"), which are referred to elsewhere in this Statement of Additional Information, were formerly series of the Trust. The Tax Exempt Fund reorganized with and into the Municipal Bond Fund of PIMCO Funds: Pacific Investment Management Series ("PIMS"), an open-end series management investment company advised by Pacific Investment Management Company LLC ("Pacific Investment Management"), in a transaction that took place on June 26, 1998. The Tax Exempt Fund was liquidated in connection with the transaction and is no longer a series of the Trust. The International Developed and PIMCO Emerging Markets Funds reorganized with and into newly formed series of Alleghany Funds in a transaction that took place on April 30, 1999. References in this Statement of Additional Information to "PIMCO Emerging Markets Fund" refer to the former series of the Trust that reorganized on April 30, 1999; references to the Allianz Emerging Markets Fund refer to the series of the Trust referred to below (sometimes known as the "PIMCO Allianz Emerging Markets Fund"), which has liquidated. The International Developed and Emerging Markets Funds were liquidated in connection with the transaction and are no longer series of the Trust. The Balanced Fund reorganized with and into the Strategic Balanced Fund of PIMS in a transaction that took place on September 17, 1999. The Balanced Fund was liquidated in connection with the transaction and is no longer a series of the Trust. The Precious Metals Fund was liquidated on March 3, 2000 and is no longer a series of the Trust. The Small-Cap Fund was liquidated on July 28, 2000 and is no longer a series of the Trust. The PIMCO Value 25 Fund is also referred to in this Statement of Additional Information. The Value 25 Fund transferred substantially all of its assets to the Value Fund in a transaction that took place on March 3, 2000. As part of the transaction, the Value 25 Fund exchanged substantially all of its assets for shares of the Value Fund, which were then distributed to shareholders of the Value 25 Fund in complete redemption of their interests in and liquidation of the Value 25 Fund. The Value 25 Fund was not dissolved in the transaction; instead, on or about April 3, 2000, the series constituting the Value 25 Fund was renamed the NFJ Value 25 Fund. (As noted above, this Fund was subsequently renamed the PIMCO Value 25 Fund, but for purposes of this Statement of Additional Information, will continue to be referred to as the NFJ Value 25 Fund.) The Enhanced Equity Fund liquidated on May 31, 2001 and is no longer a series of the Trust. PIMCO International Fund reorganized with and into the Select International Fund in a transaction that took place on May 4, 2001. The International Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Former Equity Income Fund reorganized with and into the Growth & Income Fund in a transaction that took place on June 22, 2001. The Former Equity Income Fund (which at the time was named "PIMCO Equity Income Fund") liquidated in connection with the transaction and is no longer a series of the Trust. References in this Statement of Additional Information to the "Former Equity Income Fund" refer to the former series of the Trust that reorganized on June 22, 2001; references to the Equity Income Fund refer to the current series of the Trust (formerly, the "NFJ Equity Income Fund"). The Select World, Europe Growth, New Asia, Emerging Markets, Telecom Innovation, Electronics Innovation, Internet Innovation and Small-Cap Technology Funds liquidated on or about June 22, 2001, and are no longer series of the Trust. The 90/10 Portfolio and 30/70 Portfolio reorganized with and into the Asset Allocation Fund in a transaction that took place on October 26, 2001. The 90/10 Portfolio and 30/70 Portfolio liquidated in connection with the transaction and are no longer series of the Trust. The PIMCO RCM Funds were reorganized into the Trust on January 18, 2002 when shares of the corresponding funds of Dresdner RCM Global Funds, Inc. were exchanged for shares of the PIMCO RCM Funds.


     The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to its current name. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

     In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this Statement of Additional Information, or by applicable law, a Fund may engage in each of the practices described below.

     The Asset Allocation Fund invests all of their assets in certain Funds and series of PIMS. PIMS is sometimes referred to in the Prospectuses as PIMCO
Funds: Pacific Investment Management Series. These Funds and other series in which the Asset Allocation Fund invests are referred to in this Statement as "Underlying PIMCO Funds." By investing in Underlying PIMCO Funds, the Asset Allocation Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying PIMCO Funds. The Asset Allocation Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying PIMCO Funds which are series of PIMS. These securities and instruments are described in the current PIMS Prospectus for Institutional Class and Administrative Class shares and in the PIMS Statement of Additional Information. The PIMS Prospectus and Statement of Additional Information are incorporated in this document by reference. See "Investment Strategies of PIMCO Asset Allocation Fund--Incorporation by Reference" below.

     The Funds' sub-advisers, which are responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as "Sub-Advisers." As discussed below under "Management of the Trust--Investment Adviser," the PIMCO Equity Advisors division of PIMCO Advisors is also referred to as a "Sub-Adviser."

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.


     Under normal market conditions, the RCM Balanced Fund will invest at least 25%, and each other PIMCO RCM Fund except the RCM Emerging Markets Fund, RCM Mid-Cap Fund and RCM Small-Cap Fund may invest up to 20%, of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund and RCM Small Cap Fund may invest up to 20% of their total assets in U.S.
Government debt obligations.   Dresdner does not currently intend to purchase
U.S. or foreign debt securities on behalf of the RCM International Growth Equity Fund except on an occasional basis when Dresdner believes that unusually attractive investments are available. The RCM Emerging Markets Fund may invest up to 20% of its total assets in debt securities issued or guaranteed by an emerging market company or government (including such government's agencies, instrumentalities, authorities and political subdivisions), or denominated in the currency of emerging market countries that Dresdner believes present attractive investment opportunities for capital growth. There is no limit on the average maturity of the debt securities in the RCM Emerging Markets Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by S&P, Moody's or another recognized international rating organization.

     In addition, the RCM Balanced and RCM Global Equity Funds may participate in "roll" transactions which are the sale of GNMA certificates and other securities together with a commitment to purchase similar but not identical, securities at a later date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 50% of the Fund's net assets would be segregated to cover such contracts.

Borrowing

     Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or the Fund's Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

Preferred Stock

     All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

     All Funds may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the

Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.


     Under normal market conditions, the RCM Balanced Fund will invest at least 25%, and each other PIMCO RCM Fund, except the RCM Emerging Markets Fund, RCM Mid-Cap Fund and RCM Small-Cap Fund may invest up to 20%, of its total assets in debt obligations of corporate issuers.


High Yield Securities ("Junk Bonds")

     Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

     A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P")) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody's and S & P's securities ratings are included in Appendix A.


     Certain Funds, particularly the Growth & Income Fund, the RCM Emerging Markets Fund, the RCM Balanced Fund and the RCM Global Equity Fund, may invest a portion of their assets in fixed income securities (including convertible securities) rated lower than Baa by Moody's or lower than BBB by S&P (including securities rated lower than B by Moody's or S&P, except for the RCM Balanced Fund which will not invest in securities rated lower than B) or, if not rated, determined by the Sub-Adviser to be of comparable quality. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Funds that invests in high yield securities reserves the right to do so at any time, as of the date of this Statement of Additional Information, none of these Funds invest or has the present intention to invest more than 5% of its assets in high yield securities, except that the Growth & Income Fund may invest up to 10% of its assets in these securities and the RCM Emerging Markets Fund and the RCM Global Equity Fund are not currently bound by any investment limitation. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as "zero-coupon" or "pay-in-kind" securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Loan Participations and Assignments


     Certain of the Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.


     Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.


Tender Option Bonds

          The RCM Balanced Fund and the RCM Global Equity Fund may invest in tender option bonds which are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Zero-Coupon, Pay-in-Kind and Step Coupon Securities

     The RCM Balanced Fund and the RCM Global Equity Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or securities with a face value equal to the amount of the coupon payment that would have been made.

    Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

    Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Municipal Securities

     The RCM Balanced Fund and the RCM Global Equity Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary. Such securities must be rated at least A by Standard & Poor's or Moody's.

    The Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Funds.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities

     Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Industrial Development and Pollution Control Bonds

     The RCM Balanced Fund and the RCM Global Equity Fund may invest in tax exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations

     The RCM Balanced Fund and RCM Global Equity Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Obligations

     The RCM Balanced Fund and the RCM Global Equity Fund may invest in short-term municipal obligations. These securities include the following:

     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

     All Funds (including the RCM Balanced Fund, but not the other PIMCO RCM Funds) that may purchase debt securities for investment purposes may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations" below.

     Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.

Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.

Convertible Securities

     Many of the Funds may invest in convertible securities. A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.


The PIMCO RCM Funds only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of their individual net assets in such synthetic securities.


Equity-Linked Securities

     Each of the Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 15% of its assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Non-U.S. Securities" in this Statement of Additional Information. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivative Instruments" below. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.


The PIMCO RCM Funds may invest in foreign equity-linked securities.

Non-U.S. Securities

     The Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Select International, and Global Innovation Funds and the PIMCO RCM Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Select International and Global Innovation Funds may also invest in common stocks issued by foreign companies. The Value, Renaissance, Select Growth, Growth & Income, Growth, Target, Opportunity, Innovation and Healthcare Innovation Funds each may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts ("ADRs")). The Tax-Efficient Equity Fund may invest in common stock of foreign issuers if included in the index from which the Funds' stocks are selected.

     Each of the Funds may invest in ADRs. The Value, Renaissance, Growth, Target, Select Growth, Growth & Income, Opportunity, Innovation, Healthcare Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Select International, Global Innovation Funds and the PIMCO RCM Funds may invest in European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or ``emerging market'') countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The RCM Balanced Fund will not invest in securities of issuers based in emerging market countries.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


     Special Risks of Investing in Russian and Other Eastern European Securities. The Global Innovation, Select International, Tax-Efficient Structured Emerging Markets, Structured Emerging Markets and RCM Europe Funds may each invest a significant portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.


     In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

     Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

     A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

     Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Foreign Currencies


          The Value, Renaissance, Select Growth, Growth & Income, Growth, Target, Opportunity, Innovation, Healthcare Innovation, Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Global Innovation Funds invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Select International and Global Innovation Funds may buy and sell foreign currency futures contracts and
options on foreign currencies and foreign currency futures.   The PIMCO RCM
Funds (other than the RCM Mid-Cap Fund and RCM Small-Cap Fund) may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A PIMCO RCM Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance returns, they are considered speculative. In addition, the PIMCO RCM Funds (other than the RCM Mid-Cap Fund and RCM Small-Cap Fund) may enter into forward foreign currency exchange contracts, may buy and sell foreign currency futures contracts, foreign currencies and options on foreign currencies and foreign currency futures and enter into currency swaps transactions.


     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.


     The Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Sub-Adviser. The PIMCO RCM Funds may enter into forward foreign currency exchange contracts for purposes of hedging or to seek to increase total return when the Sub-Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and not held in the Fund's portfolio. The PIMCO RCM Funds may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates.
A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.


     Special Risks Associated with the Introduction of the Euro. The gradual introduction of a single currency, the euro, beginning on January 1, 1999 for participating European nations in the European Economic and Monetary Union presents unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities.
The introduction of the euro is resulting in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will function correctly, whether clearing and settlement payment systems developed for the new currency will be suitable, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and possible adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.


     Other Investment Companies. The laws of some foreign countries may make it difficult or impossible for a PIMCRO RCM Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, each Fund may invest up to 10% (5% for the RCM Mid-Cap Fund and RCM Small Cap Fund) of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Furthermore, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company. If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies' management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.


Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. The PIMCO RCM Funds will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the PIMCO RCM Fund's holdings of such repurchase agreements exceeds 10% (15%, in the case of the RCM Tax-Managed Growth Fund) of the value of the Fund's total assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.


     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Value, Renaissance, Growth, Target, Select Growth, Growth & Income, Opportunity, Innovation, Healthcare Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Select International and Global Innovation Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

     Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Value, Renaissance, Growth, Target, Select Growth, Growth & Income, Opportunity, Innovation, Healthcare Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Select International and Global Innovation Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are
(i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Money Market Instruments


Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities;
(2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations"); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers. In addition, for temporary defensive purposes under abnormal market or economic conditions, a PIMCO RCM Fund may invest up to 100% of its assets in such cash-equivalent investments.


Derivative Instruments

     The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

     Options on Securities and Indexes. As described under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in the Prospectuses, certain Funds may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.


     OTC Options. The Value, Renaissance, Growth, Select Growth, Growth & Income, Target, Opportunity, Innovation, Healthcare Innovation, Select International and Global Innovation Funds may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The PIMCO RCM Funds (other than the RCM Mid-Cap and RCM Small-Cap Funds) may similarly invest in dealer options.


     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     For each of the Select International, Renaissance, Growth, Target, Opportunity, Global Innovation, Innovation and Healthcare Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.


     Foreign Currency Options. The Global Innovation, Growth, Innovation, Healthcare Innovation, Select International, Growth & Income, Opportunity, Renaissance, Select Growth, Structured Emerging Markets, Target, Tax-Efficient Structured Emerging Markets and Value Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. The PIMCO RCM Funds (other than the RCM Mid-Cap and RCM Small-Cap Funds) may additionally use currency options to cross-hedge or to increase total return when the Sub-Advisor anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in such PIMCO RCM Fund's portfolio. In addition, each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.


     Futures Contracts and Options on Futures Contracts. Certain Funds may use interest rate, foreign currency or index futures contracts. The Global Innovation, Growth, Innovation, Healthcare Innovation, Select International, Growth & Income, Opportunity, Renaissance, Select Growth, Structured Emerging Markets, Target, Tax-Efficient Structured Emerging Markets and Value Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Global Innovation, Growth, Innovation, Healthcare Innovation, Select International, Growth & Income, Opportunity, Renaissance, Select Growth, Structured Emerging Markets, Target, Tax-Efficient Structured Emerging Markets and Value Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC"). Each of the Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund. The PIMCO RCM Funds (except for the RCM Mid-Cap and RCM Small-Cap Funds) may enter into futures contracts for the purchase or sale of fixed income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities and may also purchase call options and put options on securities or index futures contracts and each such Fund may also purchase and sell futures options on currencies. The RCM Mid-Cap and RCM Small-Cap Funds may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities and not for speculation.


     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Futures Options. The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may enter into positions in futures contracts and related options for "bona fide hedging" purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. In addition, the PIMCO RCM Funds may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of such Fund's net assets would be hedged. The RCM Mid-Cap and RCM Small-Cap Funds will not engage in transactions in stock index futures options for speculation, but only as a hedge against changes in the value of securities held in either Fund's portfolio, or securities which the Sub-Advisor intends to purchase for the portfolio resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Sub-Advisor, they are economically appropriate for the reduction of risks inherent in the ongoing management of either Fund's investment portfolio.


     When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

     Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States;
may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.


     Swap Agreements. The Tax-Efficient Equity, Structured Emerging Markets, RCM Europe and Tax-Efficient Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.


     Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets and the RCM Europe Fund may enter into swaps only to the extent that the notional amount of all current swaps does not exceed 30% of its net assets.



     In addition, the RCM Balanced and RCM Global Equity Funds may enter into interest rate swaps, caps and floors and will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one Nationally Recognized Rating Organization at the time of entering into such transaction. The Sub-Advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, either such Fund will have contractual remedies pursuant to the agreements related to the transaction.


     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued, Delayed Delivery and Forward Commitment Transactions


     A Fund (except for the RCM Mid-Cap and RCM Small-Cap Funds) may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.


     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities

Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. As a matter of operating policy, no PIMCO RCM Fund will invest more than 5% (10% for the RCM Mid-Cap Fund and RCM Small-Cap
Fund) of its net assets in warrants.


Repurchase Agreements

     For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Securities Loans


     Subject to certain conditions described in the Prospectuses and below, each of the Value, Equity Income, Basic Value, Tax-Efficient Equity, Mega-Cap, Capital Appreciation, Mid-Cap, Small-Cap Value, Select Growth, Growth & Income, Target, Micro-Cap, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than 33% of its total assets; each of the Renaissance, Growth, Opportunity, Innovation, Healthcare Innovation, Select International and Global Innovation Funds may make such loans amounting to no more than 25% of its total assets. The PIMCO RCM Funds may also make such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.


Stocks of Small and Medium Capitalization Companies

     Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Funds may also use a different metric for determining relative market capitalization. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

     Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Illiquid Securities


     Each Fund may invest in securities that are illiquid so long as no more than 15% (5% for the RCM Mid-Cap and RCM Small-Cap Funds) of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.


     The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Inflation-Indexed Bonds

     Certain Funds may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be

$15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

     The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

     The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments" above. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Event-Linked Bonds


     Certain of the Funds may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.


     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Characteristics and Risks of Securities and Investment Techniques--Illiquid Securities" in the Class A, B and C, Class D and Institutional Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Hybrid Instruments


     Certain of the Funds may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.


     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Accordingly, no Fund will invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Short Sales

     Each PIMCO RCM Fund (other than the RCM Mid-Cap Fund and RCM Small-Cap
Fund) may engage in short sales transactions. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

    The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

    Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

    If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

    To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Investment Strategies of PIMCO Asset Allocation Fund - Incorporation by
Reference

     The Asset Allocation Fund invests all of its assets in Underlying PIMCO Funds, which include certain Funds of the Trust and series of PIMS as specified in the Prospectuses. By investing in Underlying PIMCO Funds, the Asset Allocation Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above.
It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMS. The PIMS series and their attendant risks as described in the current PIMS Prospectus for Institutional Class and Administrative Class shares and PIMS Statement of Additional Information, which are included in the PIMS registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission and are incorporated into this document by reference. The PIMS documents may be obtained free of charge by calling PIMCO Funds Distributors LLC at 1-800-426-0107.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, Healthcare Innovation, Select International and Global Innovation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions:

     (1)  each of the above-mentioned Funds may borrow money to the maximum
          ----
extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the Innovation Fund only, this fundamental
                                                 ----
restriction is as follows: the Innovation Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     (2)  none of the above-mentioned Funds may pledge, hypothecate, mortgage or
          ----
otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (3)  none of the above-mentioned Funds may underwrite securities issued by
          ----
other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (4)  none of the above-mentioned Funds may purchase or sell real estate,
          ----
although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

     (5)  none of the above-mentioned Funds may acquire more than 10% of the
          ----
voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

     (6)  none of the above-mentioned Funds may concentrate more than 25% of the
          ----
value of its total assets in any one industry, except that (i) the Innovation and Global Innovation Funds will each concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies and (ii) the Healthcare Innovation Fund will concentrate more than 25% of its assets in the healthcare industry;

     (7)  none of the above-mentioned Funds may purchase or sell commodities or
          ----
commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

     (8)  none of the above-mentioned Funds may make loans, except by purchase
          ----
of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund); and

     (9)  none of the above-mentioned Funds may issue senior securities, except
          ----
insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

     Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

     The investment objective of each of the above-referenced Funds and the Mega-Cap, Tax-Efficient Equity, Tax-Efficient Structured Emerging Markets, Select Growth, Growth & Income, Equity Income and Basic Value Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

     Except as otherwise set forth below, the investment restrictions set forth below are fundamental policies of each of the Value, Tax-Efficient Equity, Mega-Cap, Capital Appreciation, Mid-Cap, Small-Cap Value, Select Growth, Growth & Income, Micro-Cap, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Equity Income and Basic Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Mega-Cap, Tax-Efficient Equity, Tax-Efficient Structured Emerging Markets, Select Growth, Growth & Income, Equity Income and Basic Value Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions:

     (1)  none of the above-mentioned Funds may invest in a security if, as a
          ----
result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2)  none of the above-mentioned Funds (except for the Select Growth Fund)
          ----
may with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this fundamental investment restriction does not apply to the Select Growth Fund);

     (3)  none of the above-mentioned Funds (except for the Select Growth Fund)
          ----
may with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this fundamental investment restriction does not apply to the Select Growth Fund);

     (4)  none of the above-mentioned Funds may purchase or sell real estate,
          ----
although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (5)  none of the above-mentioned Funds may purchase or sell commodities or
          ----
commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (6)  none of the above-mentioned Funds may purchase securities on margin,
          ----
except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7)   each of the above-mentioned Funds may borrow money to the maximum
           ----
extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the Mid-Cap Fund only, this fundamental investment
                                              ----
restriction is as follows: the Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

     (8)  none of the above-mentioned Funds may issue senior securities, except
          ----
insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (9)  none of the above-mentioned Funds may lend any funds or other assets,
          ----
except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

     (10)  none of the above-mentioned Funds may act as an underwriter of
           ----
securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

     The investment restrictions set forth below are fundamental policies of the Asset Allocation Fund and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

          (1)  the Asset Allocation Fund may not invest in a security if, as a
                                             ---
result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

          (2)  the Asset Allocation Fund may not purchase securities of any
                                             ---
issuer unless such purchase is consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, as amended;

          (3)  the Asset Allocation Fund may not purchase or sell real estate,
                                             ---
although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

          (4)  the Asset Allocation Fund may not purchase or sell commodities or
                                             ---
commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

          (5)  the Asset Allocation Fund may not borrow money to the maximum
                                             ---
extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and
(ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

          (6)  the Asset Allocation Fund may not issue senior securities, except
                                             ---
insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

          (7)  the Asset Allocation Fund may not lend any funds or other assets,
                                             ---
except that the Fund may, consistent with its investment objective and policies:
(a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; and

          (8)  the Asset Allocation Fund may not act as an underwriter of
                                             ---
securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, the Asset Allocation Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

     Notwithstanding any other fundamental investment restriction or policy, the Asset Allocation Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

     The investment objective of the Asset Allocation Fund is non-fundamental and may be changed by the Trustees without shareholder approval.


     Each of the PIMCO RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of
(i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

     In the case of the PIMCO RCM Funds (other than the RCM Mid-Cap Fund and the RCM Small-Cap Fund), these restrictions provide that a Fund may not:

     (1) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities) (this restriction does not apply to the RCM Global Technology Fund, RCM Global Healthcare Fund or RCM Biotechnology Fund).

     (2) Acquire more than 10% of the outstanding voting securities of any one issuer.

     (3) Invest in companies for the purpose of exercising control or management.

     (4) Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

     (5) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

     (6) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% (15%, in the case of the RCM Tax-Managed Growth Fund and the RCM Global Equity Fund) of the value of the Fund's total assets.

     (7) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     (8)  Invest more than 15% (10% for the RCM International Growth Equity
Fund) of the value of its net assets in securities that are illiquid (this restriction does not apply to the RCM Balanced Fund, which is subject to a similar non-fundamental restriction);

     (9) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders. For the purpose of this restriction, the Trust considers "investment company or investment trust" to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

     (10) Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940
Act) of the Trust, other than unaffiliated broker-dealers.

     (11) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

     (12) Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

     (13) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     In the case of the RCM Mid-Cap Fund, these restrictions provide that the Fund may not:

     (1) Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

     (2) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

     (3) Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

     (4) Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

     (5) Invest in companies for the purpose of exercising control or management;

     (6) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (7) Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

     (8) Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted by restriction 7 above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

     (9) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

     (10) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the value of the Fund's total assets;

     (11)  Make short sales of securities;

     (12) Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

     (13) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders. For the purpose of this restriction, the Trust considers "investment company or investment trust" to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

     (14) Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

     (15) Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Trust, other than otherwise unaffiliated broker-dealers;

     (16) Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund's total assets; or

     (17) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contract except for stock index futures and related options.

     In the case of the RCM Small-Cap Fund, these restrictions provide that the Fund may not:

     (1) Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

     (2) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

     (3) Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

     (4) Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

     (5) Invest in companies for the purpose of exercising control or management;

     (6) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (7) Issue senior securities, except that the Fund may borrow amounts, up to 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities. The Fund may engage in activities listed in Investment Restriction 9, but will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

     (8) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

     (9) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities; and (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations. Notwithstanding the foregoing, the Fund may: (i) enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) loan portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements and other illiquid securities exceeds 5% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's net assets;

     (10)  Make short sales of securities;

     (11) Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

     (12) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders. For the purpose of this restriction, the Trust considers "investment company or investment trust" to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

     (13) Participate on a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

     (14) Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Trust, other than otherwise unaffiliated broker-dealers;

     (15) Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund's total assets; or

     (16) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.

     The investment objective of each of the Funds is also fundamental and may not be changed without such shareholder approval.


Non-Fundamental Investment Restrictions


     Each Fund (except the Asset Allocation Fund and the PIMCO RCM Funds) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:


     (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage - Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

     (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (3) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (4) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

     (5) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased;

     (6) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees); or

     (7) borrow money, except for temporary administrative purposes as provided above and as provided in the fundamental investment restrictions set forth above.

     The Trust has not adopted any non-fundamental investment restrictions or policies for the Asset Allocation Fund.


     Each PIMCO RCM Fund (other than the RCM Mid-Cap Fund and RCM-Small Cap
Fund) has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that a Fund may not:

     (1) Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

     (2) Invest more than 15% of the value of its net assets in securities that are illiquid (this restriction applies only to the RCM Balanced Fund; the other Funds are subject to a similar fundamental policy).

     The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.


     Unless otherwise indicated, all limitations applicable to a Fund's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require the Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The Trustees and officers of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


Name, Address and Age      Position(s) With the Trust   Principal Occupation(s) During the Past Five Years
-------------------------  --------------------------   --------------------------------------------------
E. Philip Cannon           Trustee                      Proprietor, Cannon & Company, an affiliate
3838 Olympia                                            of Inverness Management LLC, (a private
Houston, TX 77019                                       equity investment firm).  Trustee, Pacific
Age 60                                                  Investment Management Series; Director,
                                                        PIMCO Commercial Mortgage Securities Trust,
                                                        Inc.; Trustee, PIMCO Variable Insurance
                                                        Trust.  Formerly, Headmaster, St. John's
                                                        School, Houston, Texas; Trustee of PIMCO
                                                        Advisors Funds ("PAF") and Cash Accumulation
                                                        Trust ("CAT").

Donald P. Carter           Trustee                      Formerly, Trustee of PAF and CAT; Chairman,
434 Stable Lane                                         Executive Vice President and Director,
Lake Forest, IL 60045                                   Cunningham & Walsh, Inc., Chicago, an
Age 74                                                  advertising agency; Chairman and Director,
                                                        Moduline Industries, Inc., a manufacturer of
                                                        commercial windows and curtain walls.

Gary A. Childress          Trustee                      Private investor. Formerly, Chairman and
11 Longview Terrace                                     Director, Bellefonte Lime Company, Inc., a
Madison, CT 06443                                       calcitic lime producer, and partner in
Age 67                                                  GenLime, L.P., a dolomitic lime producer,
                                                        which filed a petition in bankruptcy within
                                                        the last five years.  Formerly, Trustee of
                                                        PAF and CAT.

W. Bryant Stooks           Trustee                      President, Bryant Investments, Ltd.;
9701 E. Happy Valley Rd.                                President, Ocotillo At Price, LLC; Director,
# 15                                                    American Agritec LLC, a manufacturer of
Scottsdale, AZ   85255                                  hydrophonics products; and Director, Valley
Age 61                                                  Isle Excursions, Inc., a tour operator.
                                                        Formerly, Trustee of PAF and CAT, President,
                                                        Senior Vice President, Director and Chief
                                                        Executive Officer, Archirodon Group Inc., an
                                                        international construction firm; Partner,
                                                        Arthur Andersen & Co.

Gerald M. Thorne           Trustee                      Director, VPI Inc., a plastics company, and
5 Leatherwood Lane                                      American Orthodontics Corp.  Formerly,
Savannah, GA  31414                                     Trustee of PAF and CAT; Director, Kaytee,
Age 63                                                  Inc., a birdseed company; President and
                                                        Director, Firstar National Bank of
                                                        Milwaukee;  Chairman, President and
                                                        Director, Firstar National Bank of
                                                        Sheboygan; Director, Bando-McGlocklin, a
                                                        small business investment company.


Name, Address and Age      Position(s) With the Trust   Principal Occupation(s) During the Past Five Years
-------------------------  --------------------------   --------------------------------------------------

Stephen J. Treadway*       Trustee, Chairman,           Managing Director, PIMCO Advisors; Chairman
2187 Atlantic Street       President and Chief          and President, PIMCO Funds Distributors LLC
Stamford, CT 06902         Executive Officer            ("PFD"); Chairman, Fixed Income Shares;
Age 54                                                  Trustee, Chairman and President, OCC Cash
                                                        Reserves, Inc., OCC Accumulation Trust;
                                                        Chairman, Municipal Advantage Fund, Inc.;
                                                        President, The Emerging Markets Income Fund,
                                                        Inc., The Emerging Markets Income Fund II,
                                                        Inc., The Emerging Markets Floating Rate
                                                        Fund, Inc., Global Partners Income Fund,
                                                        Inc., Municipal Partners Fund, Inc. and
                                                        Municipal Partners Fund II, Inc.  Trustee
                                                        and President, PIMCO Municipal Income Fund,
                                                        PIMCO California Municipal Income Fund and
                                                        PIMCO New York Municipal Income Fund.
                                                        Formerly, Trustee, President and Chief
                                                        Executive Officer of CAT; Executive Vice
                                                        President, Smith Barney Inc.

Newton B. Schott, Jr.      Vice President and           Managing Director, Chief Administrative
2187 Atlantic Street       Secretary                    Officer, General Counsel and Secretary, PFD.
Stamford, CT 06902                                      President, Municipal Advantage Fund, Inc.;
Age 59                                                  Executive Vice President, The Emerging
                                                        Markets Income Fund, Inc., The Emerging
                                                        Markets Income Fund II, Inc., The Emerging
                                                        Markets Floating Rate Fund, Inc., Global
                                                        Partners Income Fund, Inc., Municipal
                                                        Partners Fund, Inc. and Municipal Partners
                                                        Fund II, Inc.  Vice President and Secretary,
                                                        PIMCO Municipal Income Fund, PIMCO
                                                        California Municipal Income Fund and PIMCO
                                                        New York Municipal Income Fund.  Secretary,
                                                        Fixed Income Shares.  Formerly, Vice
                                                        President and Clerk of PAF and CAT.

Jeffrey M. Sargent         Vice President               Senior Vice President, PIMCO.  Senior Vice
Age 38                                                  President, Pacific Investment Management
                                                        Series, PIMCO Commercial Mortgage Securities
                                                        Trust, Inc. and PIMCO Variable Insurance
                                                        Trust.  Formerly, Vice President, PIMCO.

Henrik P. Larsen           Vice President               Vice President and Manager, Fund
Age 31                                                  Administration, PIMCO.  Vice President,
                                                        Pacific Investment Management Series, PIMCO
                                                        Commercial Mortgage Securities Trust, Inc.
                                                        and PIMCO Variable Insurance Trust.
                                                        Formerly, Manager, PIMCO.

John K. Schneider          Vice President               Senior Portfolio Manager and Managing
Age 37                                                  Director, PIMCO Equity Advisors.  Formerly,
                                                        Portfolio Manger and Partner, Schneider
                                                        Capital Management.

Name, Address and Age      Position(s) With the Trust   Principal Occupation(s) During the Past Five Years
-------------------------  --------------------------   --------------------------------------------------

John P. Hardaway           Treasurer                    Senior Vice President, PIMCO.  Treasurer,
Age 44                                                  Pacific Investment Management Series, PIMCO
                                                        Commercial Mortgage Securities Trust, Inc.
                                                        and PIMCO Variable Insurance Trust.
                                                        Formerly, Vice President, PIMCO.

Garlin G. Flynn            Assistant Secretary          Specialist, Pacific Investment Management;
Age 55                                                  Secretary, Pacific Investment Management
                                                        Series, PIMCO Commercial Mortgage Securities
                                                        Trust, Inc. and PIMCO Variable Insurance
                                                        Trust. Formerly, Senior Fund Administrator,
                                                        Pacific Investment Management; Senior Mutual
                                                        Fund Analyst, PIMCO Advisors Institutional
                                                        Services.

Erik C. Brown              Assistant Treasurer          Vice President, PIMCO.  Assistant Treasurer,
Age 34                                                  Pacific Investment Management Series, PIMCO
                                                        Commercial Mortgage Securities Trust, Inc.
                                                        and PIMCO Variable Insurance Trust.
                                                        Formerly, Senior Manager with Deloitte and
                                                        Touche; Manager with PricewaterhouseCoopers
                                                        LLC.

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

Trustees' Compensation

     Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive a quarterly retainer of $13,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan.

     The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2001:

(1)                                           (2)                  (3)

                                                                   Total
                                            Aggregate        Compensation from
                                        Compensation from    Trust and Fund
Name of Trustee                               Trust               Complex/1/
E. Philip Cannon/2/                          $68,500             $168,478
Donald P. Carter                             $80,000             $ 84,385
Gary A. Childress                            $70,000             $ 71,705
Richard L. Nelson/3/                         $71,000             $140,916
Lyman W. Porter/2/,/3/                       $68,500             $138,536
Alan Richards/3/                             $76,000             $144,955
W. Bryant Stooks                             $68,500             $ 73,709
Gerald M. Thorne/2/                          $70,000             $ 72,976


----------
/1/ The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), Pacific Select Fund and Pacific Funds (for Messrs. Nelson, Porter, and Richards) and PIMS, PVIT and PCM (for Mr. Cannon) for the twelve-month period ended June 30, 2001. Mr. Cannon also serves as Trustee of PIMS, PVIT, and PCM and received compensation for the period ended June 30, 2001. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust, PIMS, PVIT, PCM and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes.

/2/ The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively:
    Cannon - $68,500, $153,500; Porter - $68,500, $68,500; and Thorne - $70,000,
    $70,000.

/3/ Messrs. Nelson, Porter and Richards resigned as Trustees in September, 2001.
    These former Trustees currently receive the following compensation in return for providing advisory and consulting services to the Board of Trustees:
    $13,000 per quarter beginning with the quarter ending December 31, 2001 through March 31, 2003.

Investment Adviser


     PIMCO Advisors serves as investment adviser to each of the Funds pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership
under Delaware law in 1987.   PIMCO Advisors' sole general partner is Allianz-
PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC's sole member is Allianz Asset Management of America LLC, a Delaware limited liability company which is a wholly-owned subsidiary of Allianz of America, Inc., which in turn is a wholly-owned subsidiary of Allianz AG. Allianz AG is a German-based insurance and financial services holding company and a widely-held publicly traded company in which Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re"), a German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment they have held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz AG, it is presumed to "control" Allianz AG within the meaning of the 1940 Act. On July 23, 2001, Allianz acquired substantially all of the outstanding shares of capital stock of Dresdner Bank AG, the ultimate parent company of Dresdner RCM, to create an integrated financial services firm (the "Allianz/Dresdner Transaction"). Munich Re is not expected to be involved in the management of Dresdner RCM. The Allianz/Dresdner Transaction makes Allianz AG one of the world's largest asset managers, with over $1 trillion in assets under management. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Mutual Holding Company is a Newport Beach, California-
based insurance holding company.   Pacific Life's address is 700 Newport Center
Drive, Newport Beach, California 92660.

     PIMCO Advisors is located at 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors and its subsidiary partnerships had approximately $284 billion of assets under management as of September 30, 2001.

Agreement with Allianz AG
-------------------------

     Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following May 5, 2000, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

Advisory Agreement
------------------


     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, for all of the Funds except the Value, Growth, Target, Opportunity, Innovation, Healthcare Innovation, Global Innovation, Renaissance, Select Growth, and Growth & Income Funds, PIMCO Advisors has engaged affiliates to serve as Sub-Advisers. The PIMCO

Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investment portfolios of the Value, Growth, Target, Opportunity, Innovation, Healthcare Innovation, Global Innovation, Renaissance, Select Growth, and Growth & Income Funds. Acting in this capacity, PIMCO Equity Advisors is also referred to herein as a "Sub-Adviser." If a Sub-Adviser ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

     PIMCO Advisors selects the Underlying Funds in which the Asset Allocation Fund invests. PIMCO Advisors' Asset Allocation Committee is responsible for determining how the assets of the Asset Allocation Fund are allocated and reallocated from time to time among the Underlying PIMCO Funds selected by PIMCO Advisors. The Asset Allocation Fund does not pay any fees to PIMCO Advisors in return for these services under the Advisory Agreement. The Asset Allocation Fund does, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management by the Underlying PIMCO Funds in which the Asset Allocation Fund invests.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

     The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity and Innovation Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days' written notice to PIMCO Advisors.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):


                                                                                   Advisory
Fund                                                                               Fee Rate
----                                                                               --------
Value, Tax-Efficient Equity, Mega-Cap, Capital Appreciation, Mid-Cap,
 Equity Income, Basic Value, Structured Emerging Markets, Tax-Efficient
 Structured Emerging Markets and RCM Large-Cap Growth Funds......................    .45%
RCM Mid-Cap Fund.................................................................    .47%
Growth and RCM International Growth Equity Funds.................................    .50%
Target Fund......................................................................    .55%
Small-Cap Value, Renaissance, Select Growth, Growth & Income, RCM Tax-Managed
 Growth, and RCM Balanced  Funds.................................................    .60%
Opportunity and Innovation Funds.................................................    .65%
Healthcare Innovation Fund.......................................................    .70%
RCM Small-Cap Fund...............................................................    .72%
Select International Fund........................................................    .75%
RCM Global Healthcare and RCM Europe Funds.......................................    .80%
RCM Global Euity Fund............................................................    .85%
RCM Biotechnology Fund...........................................................    .90%
RCM Global Technology Fund.......................................................    .95%
Global Innovation, RCM Global Small-Cap and RCM Emerging Markets Funds...........   1.00%
Micro-Cap Fund...................................................................   1.25%




     For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999 the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Contract (the following does not include the PIMCO RCM Funds which were not subject to the foregoing advisory fees until January 18, 2002 when corresponding funds of Dresdner RCM Global Funds, Inc. were reorganized into the PIMCO RCM Funds):

                                                     Year         Year         Year
                                                     Ended        Ended        Ended
Fund                                                  6/30/01      6/30/00      6/30/99
----                                              -----------  -----------  -----------
Former Equity Income Fund(1)                      $       N/A  $   699,003  $   892,889
Value Fund                                            991,439      908,711    1,043,826
Small-Cap Value Fund                                1,911,677    1,978,580    2,215,048
Select Growth Fund(1)                                 283,609       19,736      413,258
Growth & Income Fund                                   87,203       32,475       74,646
Capital Appreciation Fund                           3,641,124    4,180,797    5,057,813
Mid-Cap Fund(1)                                     4,985,396    4,608,685    3,926,642
Micro-Cap Fund(1)                                   2,907,583    2,795,758    3,035,025
Small-Cap Fund(1)                                         N/A      578,387      574,447
Enhanced Equity Fund(1)                                   N/A      276,178      238,001
PIMCO Emerging Markets Fund(1)                            N/A          N/A          N/A
International Developed Fund(1)                           N/A          N/A          N/A
Balanced Fund(1)                                          N/A       70,407      311,190
Renaissance Fund                                    4,838,751    3,279,586    3,771,388
Growth Fund                                        12,303,201   13,317,691   10,728,640
Target Fund                                        11,479,530    9,095,743    5,837,985

                                                     Year         Year         Year
                                                     Ended        Ended        Ended
Fund                                                  6/30/01      6/30/00      6/30/99
----                                              -----------  -----------  -----------
Opportunity Fund                                    3,381,505    3,486,462    3,171,024
Innovation Fund                                    27,373,864   21,684,203    4,453,888
Healthcare Innovation Fund                              9,440          N/A          N/A
International Fund(1)                                     N/A      811,923      753,828
Select International Fund                             157,018       96,976       58,010
Select World Fund(1)                                      N/A          N/A          N/A
Europe Growth Fund(1)                                     N/A          N/A          N/A
New Asia Fund(1)                                          N/A          N/A          N/A
Emerging Markets Fund(1)                                  N/A          N/A          N/A
Precious Metals Fund(1)                                   N/A       72,414      125,947
Tax Exempt Fund(1)                                        N/A          N/A          N/A
Value 25 Fund(1)                                          N/A        8,626        7,550
Tax-Efficient Equity Fund                             233,054      227,081       56,985
Structured Emerging Markets Fund                      133,191      210,237      156,322
Tax-Efficient Structured Emerging Markets Fund        346,619      399,399      212,327
Mega-Cap Fund                                          15,678       13,449          N/A
Global Innovation Fund                              2,516,246      158,353          N/A
Basic Value Fund                                        4,627          542          N/A
Equity Income Fund                                    204,706       11,300          N/A
Asset Allocation Fund                                       0          N/A          N/A
30/70 Portfolio(1)                                          0          N/A          N/A
90/10 Portfolio(1)                                          0          N/A          N/A
                                                  -----------  -----------  -----------
TOTAL                                             $77,823,461  $69,022,702  $47,116,679

--------------
(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

    Portfolio Management Agreements


    PIMCO Equity Advisors manages the investment portfolios of the Growth, Target, Opportunity, Innovation, Healthcare Innovation, Renaissance, Select Growth, Value and Growth & Income Funds. The Adviser employs Sub-Advisers to provide investment advisory services to each other Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the Fund's Sub-Adviser. The Adviser currently has seven subsidiaries, the following three of which manage one or more of the Funds:
PIMCO Funds Advisors LLC ("PIMCO FUNDS ADVISORS LLC"), Cadence Capital Management ("Cadence") and NFJ Investment Group ("NFJ"). Parametric Portfolio Associates ("Parametric"), another Sub-Adviser, was formerly a subsidiary of the Adviser, but is no longer affiliated with the Adviser. Dresdner RCM Global Investors LLC ("Dresdner"), an independent affiliate, is the Sub-Adviser for the PIMCO RCM Funds.


    Shareholders of each Fund (except the Innovation, Mid-Cap and Micro-Cap Funds) have approved a proposal permitting PIMCO Advisors to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless such affiliates are substantially wholly-owned by PIMCO Advisors. PIMCO Advisors has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

PIMCO Equity Advisors
---------------------

    PIMCO Equity Advisors, a division of PIMCO Advisors, acts as the Sub-Adviser and provides investment advisory services to the Value, Growth, Target, Opportunity, Innovation, Healthcare Innovation, Global Innovation, Renaissance, Select Growth, and Growth & Income Funds. PIMCO Equity Advisors' address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. Additional information about PIMCO Advisors, including information regarding investment advisory fees paid to PIMCO Advisors by the Value, Growth, Target, Opportunity, Innovation, Healthcare Innovation, Renaissance, Select Growth, Growth & Income, and Global Innovation Funds is provided above under "Investment Adviser." Prior to March 6, 1999, Columbus Circle Investors ("Columbus Circle"), a former subsidiary partnership of the Adviser, served as Sub-Adviser to the Growth, Target, Opportunity and Innovation Funds. Columbus Circle served as Sub-Adviser to the Renaissance Fund until May 7, 1999, and it served as Sub-Adviser to the Select Growth and Growth & Income Funds until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle's employees. Prior to May 8, 2000, NFJ served as Sub-Adviser to the Value Fund. PIMCO Equity Advisors served as the Sub-Adviser to the Select International Fund prior to November 1, 2000. Prior to July 1, 1999, Columbus Circle served as the Sub-Adviser to the Select International Fund.


PIMCO FUNDS ADVISORS LLC
------------------------

    Pursuant to a Portfolio Management Agreement between the Adviser and PIMCO FUNDS ADVISORS LLC, PIMCO FUNDS ADVISORS LLC is the Sub-Adviser and provides investment advisory services to the Select International Fund. For the services provided to the Fund, the Adviser (not the Trust) pays PIMCO FUNDS ADVISORS LLC a monthly fee at the annual rate of .55% based on the average daily net assets of the Select International Fund.

    PIMCO FUNDS ADVISORS LLC is organized as a limited liability company with PIMCO Advisors as its sole member. The address of PIMCO FUNDS ADVISORS LLC is
1345 Avenue of the Americas, 50th floor, New York, NY   10105.  PIMCO FUNDS
ADVISORS LLC commenced operations during the fourth quarter of 2000. Accounts managed by PIMCO FUNDS ADVISORS LLC had combined assets, as of September 30, 2001, of approximately $80 million.

Parametric
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Sub-Adviser and provides investment advisory services to the Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Tax-Efficient Equity Fund, .35% for the Structured Emerging Markets Fund, and .35% for the Tax-Efficient Structured Emerging Markets Fund.

    Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., which commenced operations in 1987. Parametric was a wholly owned subsidiary of the Adviser until June 2001, when PPA Acquisition LLC purchased the general partnership interests in Parametric, resulting in a change of control of Parametric. PPA Acquisition LLC owns 100% of Parametric. PPA Acquisition LLC is owned by the current managing directors of Parametric and an investor group led by Orca Bay Partners. Parametric is located at 1151 Fairview Avenue N., Seattle, Washington 98109. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of September 30, 2001, of approximately $4.3 billion.

Cadence
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Mega-Cap, Capital Appreciation, Mid-Cap and Micro-Cap Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): .35% for the Mega-Cap Fund, .35% for the Capital Appreciation Fund, .35% for the Mid-Cap Fund, and 1.15% for the Micro-Cap Fund.

    Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 2001, of approximately $5 billion.

NFJ
---

    Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Small-Cap Value, Basic Value and Equity Income Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .50% for the Small-Cap Value Fund, .35% for the Equity Income Fund and .35% for the Basic Value Fund.

    NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 2001, of approximately $1 billion.

Dresdner
--------

    Pursuant to a Portfolio Management Agreement between the Adviser and Dresdner, Dresdner provides investment services to the RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap, RCM Balanced, RCM Tax-Managed Growth, RCM Biotechnology, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds. For the services provided, the Adviser (not the Trust) pays Dresdner a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .90% for the RCM Global Small-Cap Fund, .85% for the RCM Global Technology Fund, .70% for the RCM Global Healthcare Fund, .75% for the RCM Global Equity Fund, .35% for the RCM Large-Cap Growth Fund, .50% for the RCM Tax-Managed Growth Fund, .37% for the RCM Mid-Cap Fund, .62% for the RCM Small-Cap Fund, .80% for the RCM Biotechnology Fund, .50% for the RCM Balanced Fund, .40% for the RCM International Growth Equity Fund,
 .90% for the RCM Emerging Markets Fund and .70% for the RCM Europe Fund.

    Dresdner RCM Global Investors LLC is a Delaware limited liability company. Organized in 1998, it is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

    For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows (the following does not include the PIMCO RCM Funds which were not subject to the foregoing advisory fees until January 18, 2002 when corresponding funds of Dresdner RCM Global Funds, Inc. were reorganized into the PIMCO RCM Funds):


                                                     Year         Year         Year
                                                     Ended        Ended        Ended
                                                    6/30/01      6/30/00      6/30/99
                                                  -----------  -----------  -----------
Former Equity Income Fund(1)                      $       N/A  $   186,339  $   694,469
Value Fund                                                N/A      613,460      811,864
Small-Cap Value Fund                                1,597,026    1,648,817    1,845,873
Select Growth Fund(1)                                     N/A          N/A      340,758
Growth & Income Fund                                      N/A          N/A       62,797
Capital Appreciation Fund                           2,851,542    3,251,731    3,933,855
Mid-Cap Fund(1)                                     3,890,869    3,584,533    3,054,054
Micro-Cap Fund(1)                                   2,694,393    2,590,845    2,794,415
Small-Cap Fund(1)                                      28,103      520,548      517,002
Enhanced Equity Fund(1)                               145,635      214,805      185,113
PIMCO Emerging Markets Fund(1)                            N/A          N/A      133,867
International Developed Fund(1)                           N/A          N/A      509,210
Balanced Fund(1)                                          N/A       46,920      212,316
Renaissance Fund                                          N/A          N/A    2,033,332
Growth Fund                                               N/A          N/A    4,727,674
Target Fund                                               N/A          N/A    2,563,818
Opportunity Fund                                          N/A          N/A    1,682,634
Innovation Fund                                           N/A          N/A    1,325,219
Healthcare Innovation Fund                                N/A          N/A          N/A
International Fund(1)                                 378,749      590,489      540,637
Select International Fund                             118,873          N/A       27,298
Select World Fund(1)                                    2,169          N/A          N/A
Europe Growth Fund(1)                                   2,851          N/A          N/A
New Asia Fund(1)                                        3,718          N/A          N/A
Emerging Markets Fund(1)                                2,989          N/A          N/A
Precious Metal Fund(1)                                    N/A       42,241       73,469


                                                     Year         Year         Year
                                                     Ended        Ended        Ended
                                                    6/30/01      6/30/00      6/30/99
                                                  -----------  -----------  -----------
Value 25 Fund(1)                                          N/A        6,891        6,021
Tax-Efficient Equity Fund                             181,718      176,618       44,322
Structured Emerging Markets Fund                      104,648      163,518      121,584
Tax-Efficient Structured Emerging Markets Fund        272,539      310,643      165,144
Tax Exempt Fund(1)                                        N/A          N/A          N/A
Mega-Cap Fund                                          12,235       10,460          N/A
Global Innovation Fund                                    N/A          N/A          N/A
Basic Value Fund                                        3,605          422          N/A
Equity Income Fund                                    155,584        8,789          N/A
                                                  -----------  -----------  -----------

TOTAL                                             $12,447,245  $14,268,069  $28,406,745

-----------------------------
(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Fund Administrator

    In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                            Administrative Fee Rate
                            -----------------------

                                  Institutional
                                       and            Class A, Class B,
                                  Administrative          and Class C                           Class D
Fund                                 Classes*               Shares*                             Shares**
----                             ---------------      ---------------------------               --------

Tax-Efficient Equity Fund         .25%               .40% of first $2.5 billion                 .65%
                                                     .35% of amounts in excess of $2.5 billion

Value Fund                        .25%               .40% of first $2.5 billion                 .65%
                                                     .35% of amounts in excess of $2.5 billion

Small-Cap Value Fund              .25%               .40% of first $2.5 billion                 .65%
                                                     .35% of amounts in excess of $2.5 billion

Select Growth Fund                .25%               .40% of the first $2.5 billion             .65%
                                                     .35% of amounts in excess of $2.5 billion

Growth & Income Fund              .25%               .50% of the first $2.5 billion             .75%
                                                     .45% of amounts in excess of $2.5 billion

Mega-Cap Fund                     .25%                N/A                                       N/A

Capital Appreciation Fund         .25%               .40% of first $2.5 billion                 .65%
                                                     .35% of amounts in excess of $2.5 billion

                                  Institutional
                                       and            Class A, Class B,
                                  Administrative          and Class C                                Class D
Fund                                 Classes*               Shares*                                  Shares**
----                             ---------------      ---------------------------                    --------
Mid-Cap Fund                      .25%               .40% of first $2.5 billion                      .65%
                                                     .35% of amounts in excess of $2.5 billion

Micro-Cap Fund                    .25%               N/A                                             N/A

Renaissance Fund                  .25%               .40% of first $2.5 billion                      .65%
                                                     .35% of amounts in excess of $2.5 billion

Growth Fund                       .25%               .40% of first $2.5 billion                      .65%
                                                     .35% of amounts in excess of $2.5 billion

Target Fund                       .25%               .40% of first $2.5 billion                      .65%
                                                     .35% of amounts in excess of $2.5 billion

Opportunity Fund                  .25%               .40% of first $2.5 billion                      .65%
                                                     .35% of amounts in excess of $2.5 billion

Innovation Fund                   .25%               .40% of first $2.5 billion                      .65%
                                                     .35% of amounts in excess of $2.5 billion

Healthcare Innovation Fund        .25%               .50% of first $2.5 billion                      .75%
                                                     .45% of amounts in excess of $2.5 billion

Global Innovation Fund            .40%               .60% of first $2.5 billion                      .85%
                                                     .55% of amounts in excess of $2.5 billion

Tax-Efficient                     .50%               N/A                                              N/A
 Structured Emerging
 Markets Fund

Structured Emerging               .50%               N/A                                              N/A
 Markets Fund

Equity Income                     .25%               .50% of first $2.5 billion                       .75%
                                                     .45% of amounts in excess of $2.5 billion

Basic Value                       .25%               N/A                                              N/A

Select International Fund         .50%               .70% of the first $2.5 billion                  .95%
                                                     .65% of amounts in excess of $2.5 billion

Asset Allocation Fund             .10%***            .40% of first $2.5 billion                       N/A
                                                     .35% of amounts in excess of $2.5 billion

RCM International                 .50%               .70% of the first $2.5 billion                   .70%
 Growth Equity Fund                                  .65% of amounts in excess of $2.5 billion

RCM Emerging Markets Fund         .50%               .70% of the first $2.5 billion                   .70%
                                                     .65% of amounts in excess of $2.5 billion

RCM Europe Fund                   .50%               .70% of the first $2.5 billion                   .70%
                                                     .65% of amounts in excess of $2.5 billion

RCM Global Small-Cap Fund         .40%               .60% of first $2.5 billion                      .60%
                                                     .55% of amounts in excess of $2.5 billion

RCM Global Technology Fund        .40%               .55% of first $2.5 billion                     .55%
                                                     .50% of amounts in excess of $2.5 billion


RCM Global Healthcare        Not to be                                                       .55%
Fund                         initially       .55% of first $2.5 billion
                           offered on an     .50% of amounts in excess of $2.5
                           institutional     billion
                                 or
                           administrative
                               basis

RCM Large-Cap Growth            .30%                                                         .50%
 Fund                                        .50% of first $2.5 billion
                                             .45% of amounts in excess of $2.5
                                             billion

RCM Tax-Managed Growth          .30%                                                         .50%
 Fund                                        .50% of first $2.5 billion
                                             .45% of amounts in excess of $2.5
                                             billion

RCM Mid-Cap Fund                .30%                                                         .50%
                                             .50% of first $2.5 billion
                                             .45% of amounts in excess of $2.5
                                             billion

RCM Small-Cap Fund              .30%         Not to be initially offered on a              Not to be
                                             retail basis                                  initially
                                                                                           offered on
                                                                                            a retail
                                                                                             basis

RCM Biotechnology Fund       Not to be                                                       .45%
                             initially       .45% of first $2.5 billion
                           offered on an     .40% of amounts in excess of $2.5
                           institutional     billion
                                 or
                           administrative
                               basis

RCM Balanced Fund               .30%          Not to be initially offered on a             Not to be
                                              retail basis                                 initially
                                                                                           offered on
                                                                                            a retail
                                                                                             basis

RCM Global Equity Fund           .40%        .60% of first $2.5 billion                      .60%
                                             .55% of amounts in excess of $2.5
                                             billion

-------------------------
* The Administrator receives administrative fees based on a Fund's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B and Class C shares on the other.

** As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

*** The Administrative Fee for Institutional and Administrative Class shares of the Asset Allocation Fund reflects a fee waiver currently in effect. In the absence of this waiver, the Administrative Fee rate for Institutional and Administrative Class shares of the Fund would be 0.15% per annum.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates;
(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit ("disinterested Trustees' expenses");
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation and International Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares--Plan for Class D Shares."

     After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.


     For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the aggregate amount of the administration fees paid by the Funds and Portfolios was as follows (Class D shares were not offered prior to April 8, 1998 and the PIMCO RCM Funds are not included because they were reorganized into the Trust on January 18, 2002):

                                                       Year           Year            Year
                                                       Ended          Ended          Ended
Fund                                                  6/30/01        6/30/00        6/30/99
------------------------------------------------    -----------    -----------    -----------
Former Equity Income Fund(1)                        $       N/A    $   463,388    $   579,501
Value Fund                                              764,790        678,205        778,004
Small-Cap Value Fund                                  1,196,025      1,232,827      1,373,378
Select Growth Fund(1)                                   183,873         11,113        181,254
Growth & Income Fund                                     51,398         12,856         29,621
Capital Appreciation Fund                             2,418,667      2,654,312      3,129,528
Mid-Cap Fund(1)                                       3,291,403      3,040,667      2,641,971
Micro-Cap Fund(1)                                       581,517        559,152        607,005
Small-Cap Fund(1)                                           N/A        144,597        143,612
Enhanced Equity Fund(1)                                     N/A        153,432        132,223
PIMCO Emerging Markets Fund(1)                              N/A            N/A            N/A
International Developed Fund(1)                             N/A            N/A            N/A
Balanced Fund(1)                                            N/A         50,287        220,148
Renaissance Fund                                      3,197,583      2,184,805      2,513,413
Growth Fund                                           9,703,273     10,491,542      8,581,473
Target Fund                                           8,306,572      6,594,163      4,244,469
Opportunity Fund                                      1,976,964      2,117,069      1,950,916
Innovation Fund                                      15,982,199     12,859,854      2,740,592
Healthcare Innovation                                     4,176            N/A            N/A

International Fund(1)                                       N/A        926,817        877,968
Select International Fund                               126,358         58,068         34,123
Select World Fund(1)                                        N/A            N/A            N/A
Europe Growth Fund(1)                                       N/A            N/A            N/A
New Asia Fund(1)                                            N/A            N/A            N/A
Emerging Markets Fund(1)                                    N/A            N/A            N/A
Precious Metals Fund(1)                                     N/A         12,554         94,460
Tax Exempt Fund(1)                                          N/A            N/A            N/A
Value 25 Fund(1)                                            N/A           1622          5,790
Tax-Efficient Equity Fund                               179,873        174,436         49,326
Structured Emerging Markets Fund                        147,990        233,597        173,691
Tax-Efficient Structured Emerging Markets Fund          385,132        443,776        235,919
Mega-Cap Fund                                             8,710          7,472            N/A
Global Innovation Fund                                1,509,003         99,521            N/A
Basic Value Fund                                          2,571            301            N/A
Equity Income Fund                                      113,726          6,278            N/A
Asset Allocation Fund                                    77,252         65,448         20,123
30/70 Portfolio(1)                                       23,305         29,149         10,422
90/10 Portfolio(1)                                       84,634         60,246         14,344
                                                    -----------    -----------    -----------
TOTAL                                               $50,316,994    $45,367,554    $31,363,276

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

                         DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is an indirect subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

     The Trust currently offers up to six classes of shares of each of the
Funds: Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Under the Trust's Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

     As described in the Class A, B and C Prospectus under the caption "Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

     During the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

              Year        Year        Year
              Ended       Ended       Ended
Class        6/30/01     6/30/00     6/30/99
---------  ----------  ----------  ----------
Class A    $  172,936  $  171,399  $    5,341
Class B     5,106,530   2,328,986   2,063,747
Class C     1,071,004     612,618     618,030

     As described in the Class A, B and C Prospectus under the caption "Investment Options (Class A, B and C Shares)," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the Distributor received an aggregate of $17,921,345, $16,118,114 and $7,013,745, respectively, and retained an aggregate of $2,361,709, $2,703,541 and $904,586, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

     As stated in the Class A, B and C Prospectus under the caption "Investment Options -- Class A, B and C Shares--Distribution and Servicing (12b-1) Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees
----------------------

     As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calculated as a percentage of each Fund's average daily net assets attributable to Class A shares).

Class B and Class C Distribution and Servicing Fees
---------------------------------------------------

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B and Class C shares, respectively):

                              Servicing Fee    Distribution Fee
                              -------------    ----------------
          All Funds                .25%              .75%

     The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than existing Class B or Class C shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the

Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


All Funds(1)

                                          Servicing Fee                    Distribution Fee
                                          -------------                    ----------------
Class A                                        .25%                               N/A

Class B (2)                                    .25%                               None

Class C (purchased before July 1,              .25%                               None
 1991)

Class C(3) (purchased on or                    .25%                               .65%
 after July 1, 1991)

1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997
2. Payable only with respect to shares outstanding for one year or more.
3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds, PIMCO Advisors may pay participating brokers and other intermediaries for sub-transfer agency and other services.

     If in any year the Distributor's expenses incurred in connection with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

     If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Trust, and in connection with the servicing of Class B and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Payments Pursuant to Class A Plans


     For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the Trust paid the Distributor an aggregate of $6,253,609, $4,791,777 and $2,635,864 respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (these amounts do not include the PIMCO RCM Funds which were reorganized into the Trust on January 18,
2002):



                                                  Year Ended  Year Ended  Year Ended
Fund                                               06/30/01    06/30/00    06/30/99
------------------------------------------------  ----------  ----------   ---------
Former Equity Income Fund(1)                      $      N/A  $   35,417   $  37,477
Value Fund                                            72,874      48,672      51,171
Small-Cap Value Fund                                 302,569     281,899     226,167
Select Growth Fund(1)                                 45,995       2,930         N/A
Growth & Income Fund                                   4,433         N/A         N/A
Capital Appreciation Fund                            260,682     211,691     224,084
Mid-Cap Fund(1)                                      357,864     344,881     251,954
Micro-Cap Fund(1)                                          0         N/A         N/A
Small-Cap Fund(1)                                        N/A         N/A         N/A
Enhanced Equity Fund(1)                                  N/A         N/A         N/A
PIMCO Emerging Markets Fund(1)                           N/A         N/A         N/A
International Developed Fund(1)                          N/A         N/A         N/A
Balanced Fund(1)                                         N/A       5,099      23,696
Renaissance Fund                                     529,766     188,955     214,100
Growth Fund                                          561,439     584,296     464,918
Target Fund                                          786,140     575,532     347,814
Opportunity Fund                                     278,358     336,308     338,303
Innovation Fund                                    2,834,535   2,086,704     406,854
Healthcare Innovation Fund                               407         N/A         N/A
International Fund(1)                                    N/A      37,673      29,153
Select International Fund                              3,036         N/A         N/A
Select World Fund(1)                                     N/A         N/A         N/A
Europe Growth Fund(1)                                    N/A         N/A         N/A
New Asia Fund(1)                                         N/A         N/A         N/A
Emerging Markets Fund(1)                                 N/A         N/A         N/A
Precious Metals Fund(1)                                  N/A       6,974       8,880
Tax Exempt Fund(1)                                       N/A         N/A         N/A
Value 25 Fund(1)                                         N/A       1,014       1,189
Tax-Efficient Equity Fund                             19,948      20,413       7,937
Structured Emerging Markets Fund                           0         N/A         N/A
Tax-Efficient Structured Emerging Markets Fund             0         N/A         N/A
Mega-Cap Fund                                              0         N/A         N/A
Global Innovation Fund                               184,645      13,809         N/A
Basic Value Fund                                           0         N/A         N/A
Equity Income Fund                                         0         N/A         N/A
Asset Allocation Fund                                  6,360       6,127       1,312
30/70 Portfolio(1)                                       976       1,092         348
90/10 Portfolio(1)                                     3,582       2,291         504


(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     During the fiscal year ended June 30, 2001, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $4,752,741; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $1,500,868. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

                                                             Sales Material
                                                               and Other
                                                 Compensation   Expenses     Total
                                                 ------------ ------------- -------
Former Equity Income Fund(1)                      $      N/A  $    N/A  $      N/A
Value Fund                                            55,384    17,490      72,874
Small-Cap Value Fund                                 229,952    72,617     302,569
Select Growth Fund(1)                                 34,956    11,039      45,995
Growth & Income Fund                                   3,369     1,064       4,433
Capital Appreciation Fund                            198,118    62,564     260,682
Mid-Cap Fund(1)                                      271,977    85,887     357,864
Micro-Cap Fund(1)                                        N/A       N/A         N/A
Small-Cap Fund (1)                                       N/A       N/A         N/A
Enhanced Equity Fund(1)                                  N/A       N/A         N/A
PIMCO Emerging Markets Fund(1)                           N/A       N/A         N/A
International Developed Fund(1)                          N/A       N/A         N/A
Balanced Fund(1)                                         N/A       N/A         N/A
Renaissance Fund                                     402,622   127,144     529,766
Growth Fund                                          426,694   134,745     561,439
Target Fund                                          597,466   188,674     786,140
Opportunity Fund                                     211,552    66,806     278,358
Innovation Fund                                    2,154,247   680,288   2,834,535
Healthcare Innovation Fund                               309        98         407
International Fund(1)                                    N/A       N/A         N/A
Select International Fund                              2,307       729       3,036
Select World Fund(1)                                     N/A       N/A         N/A
Europe Growth Fund(1)                                    N/A       N/A         N/A
New Asia Fund(1)                                         N/A       N/A         N/A
Emerging Markets Fund(1)                                 N/A       N/A         N/A
Precious Metals Fund(1)                                  N/A       N/A         N/A
Tax Exempt Fund(1)                                       N/A       N/A         N/A
Value 25 Fund(1)                                         N/A       N/A         N/A
Tax-Efficient Equity Fund                             15,160     4,788      19,948
Structured Emerging Markets Fund                         N/A       N/A         N/A
Tax-Efficient Structured Emerging Markets Fund           N/A       N/A         N/A
Mega-Cap Fund                                            N/A       N/A         N/A
Global Innovation Fund                               140,330    44,315     184,645
Basic Value                                              N/A       N/A         N/A
Equity Income                                            N/A       N/A         N/A
Asset Allocation Fund                                  4,834     1,526       6,360
30/70 Portfolio(1)                                       742       234         976
90/10 Portfolio(1)                                     2,722       860       3,582

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.


Payments Pursuant to Class B Plans

     For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the Trust paid the Distributor an aggregate of $22,986,511, $17,229,175 and $7,649,186 respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows (these amounts do not include the PIMCO RCM Funds which were reorganized into the Trust on January 18,
2002):


                                                   Year Ended   Year Ended  Year Ended
Fund                                                 6/30/01      6/30/00     6/30/99
----                                              -----------  -----------  ----------
Former Equity Income Fund(1)                      $       N/A  $   170,658  $  174,783
Value Fund                                            392,349      310,938     332,761
Small-Cap Value Fund                                  626,107      727,720     984,479
Select Growth Fund(1)                                  93,457        2,205         N/A
Growth & Income Fund                                   18,797          N/A         N/A
Capital Appreciation Fund                             708,094      580,680     483,520
Mid-Cap Fund(1)                                       933,620      817,029     834,091
Micro-Cap Fund(1)                                           0          N/A         N/A
Small-Cap Fund(1)                                         N/A          N/A         N/A
Enhanced Equity Fund(1)                                   N/A          N/A         N/A
PIMCO Emerging Markets Fund(1)                            N/A          N/A         N/A
International Developed Fund(1)                           N/A          N/A         N/A
Balanced Fund(1)                                          N/A       26,925     109,348
Renaissance Fund                                    1,514,896    1,057,065   1,133,814
Growth Fund                                         2,036,742    1,683,442     996,276
Target Fund                                         2,641,134    1,333,509     703,506
Opportunity Fund                                      271,571      139,441         428
Innovation Fund                                    12,906,215   10,061,312   1,707,917
Healthcare Innovation Fund                                774          N/A         N/A
International Fund(1)                                     N/A       96,371      84,644
Select International Fund                               9,771          N/A         N/A
Select World Fund(1)                                      N/A          N/A         N/A
Europe Growth Fund(1)                                     N/A          N/A         N/A
New Asia Fund(1)                                          N/A          N/A         N/A
Emerging Markets Fund(1)                                  N/A          N/A         N/A
Precious Metals Fund(1)                                   N/A        7,022      40,742
Tax Exempt Fund(1)                                        N/A          N/A         N/A
Value 25 Fund(1)                                          N/A        5,929       3,700
Tax-Efficient Equity Fund                             105,164       95,696      28,316
Structured Emerging Markets Fund                            0          N/A         N/A
Tax-Efficient Structured Emerging Markets Fund              0          N/A         N/A
Mega-Cap                                                    0          N/A         N/A
Global Innovation                                     634,965       35,130         N/A
Basic Value Fund                                            0          N/A         N/A
Equity Income Fund                                          0          N/A         N/A
Asset Allocation Fund                                  48,364       38,706      15,370
30/70 Portfolio(1)                                     17,826       17,569       8,250
90/10 Portfolio(1)                                     26,665       21,828       7,240

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     During the fiscal year ended June 30, 2001, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $15,992,850; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $5,050,376. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:


                                                             Sales Material
                                                                and Other
Fund                                             Compensation   Expenses     Total
----                                             ------------ ------------   -----
Former Equity Income Fund(1)                      $      N/A  $      N/A  $       N/A
Value Fund                                           298,185      94,164      392,349
Small-Cap Value Fund                                 475,841     150,266      626,107
Select Growth Fund(1)                                 71,027      22,430       93,457
Growth & Income Fund                                  14,286       4,511       18,797
Capital Appreciation Fund                            538,151     169,943      708,094
Mid-Cap Fund(1)                                      709,551     224,069      933,620
Micro-Cap Fund(1)                                        N/A         N/A          N/A
Small-Cap Fund(1)                                        N/A         N/A          N/A
Enhanced Equity Fund(1)                                  N/A         N/A          N/A
PIMCO Emerging Markets Fund(1)                           N/A         N/A          N/A
International Developed Fund(1)                          N/A         N/A          N/A
Balanced Fund(1)                                         N/A         N/A          N/A
Renaissance Fund                                   1,151,321     363,575    1,514,896
Growth Fund                                           71,027      22,430       93,457
Target Fund                                        2,007,262     633,872    2,641,134
Opportunity Fund                                     206,394      65,177      271,571
Innovation Fund                                    9,808,723   3,097,492   12,906,215
Healthcare Innovation Fund                               588         186          774
International Fund(1)                                    N/A         N/A          N/A
Select International Fund                              7,426       2,345        9,771
Select World Fund(1)                                     N/A         N/A          N/A
Europe Growth Fund(1)                                    N/A         N/A          N/A
New Asia Fund(1)                                         N/A         N/A          N/A
Emerging Markets Fund(1)                                 N/A         N/A          N/A
Precious Metals Fund(1)                                  N/A         N/A          N/A
Tax Exempt Fund(1)                                       N/A         N/A          N/A
Value 25 Fund(1)                                         N/A         N/A          N/A
Tax-Efficient Equity Fund                             79,925      25,239      105,164
Structured Emerging Markets Fund                         N/A         N/A          N/A
Tax-Efficient Structured Emerging Markets Fund           N/A         N/A          N/A
Mega-Cap Fund                                            N/A         N/A          N/A
Global Innovation Fund                               482,573     152,392      634,965
Basic Value Fund                                         N/A         N/A          N/A
Equity Income Fund                                       N/A         N/A          N/A
Asset Allocation Fund                                 36,757      11,607       48,364
30/70 Portfolio(1)                                    13,548       4,278       17,826
90/10 Portfolio(1)                                    20,265       6,400       26,665

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class C Plans


     For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the Trust paid the Distributor an aggregate of $64,402,222, $61,852,931 and $43,907,220 respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows (these amounts do not include the PIMCO RCM Funds which were reorganized into the Trust on January 18,
2002):


                                                  Year Ended   Year Ended   Year Ended
Fund                                                6/30/01      6/30/00      6/30/99
----                                              -----------  -----------  -----------
Former Equity Income Fund(1)                      $       N/A  $   187,033  $   230,353
Value Fund                                            734,906      649,647      779,730
Small-Cap Value Fund                                  827,177      867,478    1,113,794
Select Growth Fund(1)                                 159,741        4,463          N/A
Growth & Income Fund                                   23,816          N/A          N/A
Capital Appreciation Fund                             871,666      779,541      748,698
Mid-Cap Fund(1)                                     1,072,850    1,000,626    1,225,691
Micro-Cap Fund(1)                                           0          N/A          N/A
Small-Cap Fund(1)                                         N/A          N/A          N/A
Enhanced Equity Fund(1)                                   N/A          N/A          N/A
PIMCO Emerging Markets Fund(1)                            N/A          N/A          N/A
International Developed Fund(1)                           N/A          N/A          N/A
Balanced Fund(1)                                          N/A       27,921      110,967
Renaissance Fund                                    4,186,692    3,638,619    4,288,538
Growth Fund                                        20,042,206   22,300,270   18,591,740
Target Fund                                        14,827,291   12,772,126    8,510,832
Opportunity Fund                                    3,124,229    3,689,475    3,521,632
Innovation Fund                                    16,858,049   14,373,504    3,440,411
Healthcare Innovation Fund                                639          N/A          N/A
International Fund(1)                                     N/A    1,010,972    1,083,209
Select International Fund                              86,417          N/A          N/A
Select World Fund(1)                                      N/A          N/A          N/A
Europe Growth Fund(1)                                     N/A          N/A          N/A
New Asia Fund(1)                                          N/A          N/A          N/A
Emerging Markets Fund(1)                                  N/A          N/A          N/A
Precious Metals Fund(1)                                   N/A       64,702      133,650
Tax Exempt Fund(1)                                        N/A          N/A          N/A
Value 25 Fund(1)                                          N/A        6,258        4,980
Tax-Efficient Equity Fund                             150,343      142,363       50,345
Structured Emerging Markets Fund                            0          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund              0          N/A          N/A
Mega-Cap Fund                                               0          N/A          N/A
Global Innovation Fund                              1,110,012       67,185          N/A
Basic Value Fund                                            0          N/A          N/A
Equity Income Fund                                          0          N/A          N/A
Asset Allocation Fund                                 119,179      100,301       29,671
30/70 Portfolio(1)                                     36,475       50,881       16,395
90/10 Portfolio(1)                                    170,534      119,566       26,585

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     During the fiscal year ended June 30, 2001, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $48,945,690; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $15,456,532. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:


                                                                         Sales Material
Fund                                                     Compensation  and Other Expenses    Total
----                                                     ------------  ------------------  ----------
Former Equity Income Fund(1)                             $       N/A       $     N/A     $      N/A
Value Fund                                                   558,529         176,377        734,906
Small-Cap Value Fund                                         628,655         198,522        827,177

                                                                         Sales Material
Fund                                                     Compensation  and Other Expenses    Total
----                                                     ------------  ------------------  ----------
Select Growth Fund(1)                                        121,403          38,338        159,741
Growth & Income Fund                                          18,100           5,716         23,816
Capital Appreciation Fund                                    662,466         209,200        871,666
Mid-Cap Fund(1)                                              815,366         257,484      1,072,850
Micro-Cap Fund(1)                                                N/A             N/A            N/A
Small-Cap Fund(1)                                                N/A             N/A            N/A
Enhanced Equity Fund(1)                                          N/A             N/A            N/A
PIMCO Emerging Markets Fund(1)                                   N/A             N/A            N/A
International Developed Fund(1)                                  N/A             N/A            N/A
Balanced Fund(1)                                                 N/A             N/A            N/A
Renaissance Fund                                           3,181,886       1,004,806      4,186,692
Growth Fund                                               15,232,077       4,810,129     20,042,206
Target Fund                                               11,268,741       3,558,550     14,827,291
Opportunity Fund                                           2,374,414         749,815      3,124,229
Innovation Fund                                           12,812,117       4,045,932     16,858,049
Healthcare Innovation Fund                                       486             153            639
International Fund(1)                                            N/A             N/A            N/A
Select International Fund                                     65,677          20,740         86,417
Select World Fund(1)                                             N/A             N/A            N/A
Europe Growth Fund(1)                                            N/A             N/A            N/A
New Asia Fund(1)                                                 N/A             N/A            N/A
Emerging Markets Fund(1)                                         N/A             N/A            N/A
Precious Metals Fund(1)                                          N/A             N/A            N/A
Tax Exempt Fund(1)                                               N/A             N/A            N/A
Value 25 Fund(1)                                                 N/A             N/A            N/A
Tax-Efficient Equity Fund                                    114,261          36,082        150,343
Structured Emerging Markets Fund                                 N/A             N/A            N/A
Tax-Efficient Structured Emerging Markets Fund                   N/A             N/A            N/A
Mega-Cap Fund                                                    N/A             N/A            N/A
Global Innovation Fund                                       843,609         266,403      1,110,012
Basic Value Fund                                                 N/A             N/A            N/A
Equity Income Fund                                               N/A             N/A            N/A
Asset Allocation Fund                                         90,576          28,603        119,179
30/70 Portfolio(1)                                            27,721           8,754         36,475
90/10 Portfolio(1)                                           129,606          40,928        170,534

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As of June 30, 2001, such expenses were approximately $36,859,000 in excess of payments under the Class A Plan, $70,351,000 in excess of payments under the Class B Plan and $3,117,000 in excess of payments under the Class C Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of June 30, 2001 was as follows:


Fund                              Class A     Class B      Class C
----                            -----------  ----------  -----------
Capital Appreciation Fund        1,384,000    1,491,000     243,000
Former Equity Income Fund(1)       209,000      448,000     313,000
Growth Fund                     10,120,000    6,343,000  (9,128,000)
Growth & Income Fund                 3,000      145,000      35,000

Innovation Fund                  6,723,000   33,444,000   5,036,000
Healthcare Innovation Fund          (1,000)      12,000       1,000
International Fund(1)              964,000      332,000   1,344,000
Select International Fund           22,000          N/A     (24,000)
Select World Fund(1)                 7,000          N/A         N/A
Europe Growth Fund(1)                  N/A          N/A       2,000
Mid-Cap Fund                     2,557,000    1,803,000     334,000
Opportunity Fund                 4,272,000      621,000  (6,520,000)
Renaissance Fund                 2,459,000    8,733,000   1,938,000
Small-Cap Value Fund             1,638,000    2,966,000     473,000
Target Fund                      5,975,000    8,841,000   7,504,000
Value Fund                         473,000      934,000     427,000
Tax-Efficient Equity Fund           49,000      259,000      46,000
Select Growth Fund                  45,000      527,000     106,000
Global Innovation Fund             (46,000)   3,238,000     814,000
Asset Allocation Fund                6,000      109,000      72,000
30/70 Portfolio(1)                   2,000       44,000      27,000
90/10 Portfolio(1)                  (2,000)      61,000      74,000

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.


     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2001, was as follows:


Fund                              Class A   Class B   Class C
------------------------------   --------  --------  --------

Capital Appreciation Fund          1.24%     2.10%     0.29%
Former Equity Income Fund(1)        N/A       N/A       N/A
Growth Fund                        5.81%     3.90%    -0.61%
Growth & Income Fund               0.02%     0.93%     0.22%
Innovation Fund                    0.92%     4.17%     0.50%
Healthcare Innovation Fund        -0.16%     2.80%     0.27%
International Fund(1)               N/A       N/A       N/A
Select International Fund          0.19%     0.00%    -0.05%
Mid-Cap Fund                       1.86%     2.03%     0.33%
Opportunity Fund                   4.61%     2.39%    -2.55%
Renaissance Fund                   0.58%     2.78%     0.32%
Small-Cap Value Fund               1.09%     3.72%     0.43%
Target Fund                        2.12%     3.58%     0.62%
Value Fund                         1.03%     1.57%     0.43%
Tax-Efficient Equity Fund          0.71%     2.70%     0.34%
Global Innovation Fund            -0.06%     5.18%     0.76%
Select Growth Fund                -0.01%     0.10%     0.01%
Asset Allocation Fund              0.20%     2.16%     0.54%
30/70 Portfolio(1)                 0.36%     2.05%     0.66%
90/10 Portfolio(1)                -0.11%     2.20%     0.42%

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Administrative Distribution Plan.

Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Payments Pursuant to the Administrative Plans


For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the Trust paid qualified service providers an aggregate of $1,253,867, $1,683,179 and $1,120,693 respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan (these amounts do not include amounts paid on behalf of the PIMCO RCM Funds which were reorganized into the Trust on January 18, 2002).


Of these aggregate totals, $724,377, $1,162,901 and $602,519 respectively, were paid pursuant to the Administrative Services Plan and/or the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows:


                                    Year Ended  Year Ended  Year Ended
Fund                                  6/30/01     6/30/00     6/30/99
---------------------------------    --------    --------    --------
Former Equity Income Fund(1)         $    N/A    $ 24,783    $ 29,362
Value Fund                             83,286      55,635      39,528
Small-Cap Value Fund                   48,342      41,793      40,618
Select Growth Fund(1)                     320          81     176,827
Growth & Income Fund                   10,399      12,856       7,757
Mid-Cap Fund(1)                       415,665     291,586     234,913
Micro-Cap Fund(1)                      29,981      10,865       7,665
Enhanced Equity Fund(1)                   N/A      66,909      41,681
International Developed Fund(1)           N/A         N/A         N/A
Renaissance Fund                        5,056       1,650         507
Growth Fund                            25,272      33,347       1,939
Target Fund                            16,109      16,549       1,725
Opportunity Fund                       23,606      18,470         633
Innovation Fund                         6,862          70         N/A


                                       73

Healthcare Innovation Fund                N/A         N/A         N/A
International Fund(1)                     N/A      41,751      17,126
Tax-Efficient Equity Fund              43,452      43,164       2,213
Mega-Cap Fund                               0         N/A         N/A
Global Innovation Fund                      0         N/A         N/A
Healthcare Innovation Fund                  0         N/A         N/A
Select International Fund               6,351         N/A         N/A
Select World Fund(1)                      N/A         N/A         N/A
Europe Growth Fund(1)                     N/A         N/A         N/A
New Asia Fund(1)                          N/A         N/A         N/A
Emerging Markets Fund(1)                  N/A         N/A         N/A
Basic Value Fund                            0         N/A         N/A
Equity Income Fund                      9,587       1,866         N/A
Asset Allocation Fund                      29          28           9
30/70 Portfolio(1)                         29          26           9
90/10 Portfolio(1)                         31          29           9

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The additional portions of the aggregate totals, $529,490, $520,278 and $518,174, respectively, were paid pursuant to the Administrative Services Plan only for the Capital Appreciation and Small-Cap Funds, and were allocated among these Funds as follows (The Capital Appreciation and Small-Cap Funds did not adopt the Administrative Distribution Plan until March 3, 2000; the PIMCO Emerging Markets Fund did not adopt such plan prior to its liquidation):

                             Year Ended  Year Ended  Year Ended
Fund                           6/30/01     6/30/00     6/30/99
---------------------------    --------    --------    --------
Capital Appreciation Fund      $529,490    $514,299    $514,736
Small-Cap Fund(1)                   N/A       5,979       3,438

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The remaining Funds did not make payments under either Administrative Plan. The Administrative Plans were not in effect in prior fiscal years.

Plan for Class D Shares

     As described above under "Management of the Trust--Fund Administrator," the Trust's Administration Agreement includes a plan (the "Class D Plan") adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's Class D shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions:

receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.


     For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the Trust paid qualified service providers an aggregate of $217,209, $120,680 and $22,580, respectively, pursuant to the Class D Plan (these amounts do not include the PIMCO RCM Funds which were reorganized into the Trust on January 18,
2002).  Such payments were allocated among the Funds as follows:


                                Year Ended  Year Ended  Year Ended
Fund                              6/30/01     6/30/00     6/30/99
------------------------------    --------    --------    --------
Growth & Income Fund              $     24    $    N/A     $   N/A
Capital Appreciation Fund            4,061         999         581
Mid-Cap Fund(1)                     10,084       1,183         606
Former Equity Income Fund(1)           N/A         249         325
Renaissance Fund                    13,899       1,002         309
Value Fund                           1,962         120         252
Tax-Efficient Equity Fund              173         538       1,843
Innovation Fund                    177,340     116,504      18,664
Growth Fund                            133          11         N/A
Select Growth Fund                     210           6         N/A
Target Fund                          2,040           1         N/A
Global Innovation Fund               7,241          67         N/A
Healthcare Innovation Fund              27         N/A         N/A
Select International Fund               15         N/A         N/A

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of the Trust's shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus under the headings "Investment Options --Class A, B and C Shares" and "How to Buy and Sell Shares," and in the Institutional Prospectus under the headings "Investment Options -- Institutional Class and Administrative Class Shares" and "Purchases, Redemptions & Exchanges."

     Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     As described and subject to any limits in the Class A, B and C Prospectus and the Class D Prospectus under the caption "How to Buy and Sell Shares-- Exchanging Shares," and in the Institutional Prospectus under the caption "Purchases, Redemptions and Exchanges--Exchange Privilege," a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of PIMS, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust currently limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectuses.

     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in the Guide. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Fund Reimbursement Fees

     Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee (a "Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor or the Sub-Adviser. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions of shares acquired by such reinvestments are subject to Fund Reimbursement Fees.

     The purpose of Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

     On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Parametric Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders were divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable entities ("Non-Taxable Participants" and, together with the Taxable Participants, the "Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust were transferred to the Tax-Efficient Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust were transferred to the Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. The Participants' interests in the EM Trust were then terminated and Institutional Class shares of the Tax-Efficient Structured Emerging Markets Fund were distributed to the Taxable Participants and Institutional Class shares of the Structured Emerging Markets Fund were distributed to the Non-Taxable Participants, in each case in proportion to each Participant's interest in the EM Trust. After the completion of the Parametric Transaction, the portfolio securities which were owned by the EM Trust became portfolio securities of the Funds (allocated to the Funds on a substantially pro-rata basis), to be held or sold as Parametric deems appropriate.

     Portfolio securities transferred to the Funds pursuant to the Parametric Transaction will have the same tax basis as they had when held by the EM Trust. Such securities have "built-in" capital gains if their market value at the time of the Parametric Transaction was greater than their tax basis (other securities may have "built-in" capital losses for tax purposes if their market value at the time of the Parametric Transaction was less than their tax basis). Built-in capital gains realized upon the disposition of these securities will be distributed to all Fund shareholders who are shareholders of record on the record date for the distribution, even if such shareholders were not Participants in the EM Trust prior to the Parametric Transaction. This means that investors purchasing Fund shares after the date of this Prospectus may be required to pay taxes on distributions that economically represent a return of a portion of the amount invested. For further information, see "Taxation-- Distributions" below.

     In connection with the Parametric Transaction, the Participants in the EM Trust will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such Participant through June 30, 1998. Such Participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser and/or each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Asset Allocation Fund invests exclusively in Institutional Class shares of Underlying PIMCO Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying PIMCO Funds in which it invests.


     For the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, the following amounts of brokerage commissions were paid by the Funds (these amounts do not include the PIMCO RCM Funds which were reorganized into the Trust on January 18, 2002):


                                                        Year                    Year                   Year
                                                        Ended                   Ended                   Ended
Fund                                                   6/30/01                 6/30/00                6/30/99
----------------------------------------             -----------             -----------            -----------
Former Equity Income Fund(1)                         $    44,233             $ 4,106,649            $   370,906
Value Fund                                             1,752,623               1,927,197                590,816
Small Cap Value Fund                                   1,040,523                 903,187                973,236
Capital Appreciation Fund                              2,289,300               5,972,962              2,099,694
Mid-Cap Fund(1)                                        4,115,762               3,282,364              1,648,830
Micro-Cap Fund(1)                                        394,137                 536,789                381,825
Small-Cap Fund(1)                                         19,783                 352,863                149,013
Enhanced Equity Fund(1)                                   11,390                  47,705                 34,926
PIMCO Emerging Markets Fund(1)                               N/A                     N/A                 94,539
International Developed Fund(1)                              N/A                     N/A                266,609
Balanced Fund(1)                                             N/A                     N/A                108,337
Select Growth Fund(1)                                    164,756                     N/A                154,017
Growth & Income Fund                                      64,431                 105,096                 53,303
Renaissance Fund                                       6,848,463               1,288,519              4,009,076
Growth Fund                                            4,727,750                  17,064              4,502,200
Target Fund                                            3,271,872                  28,768              3,661,375
Opportunity Fund                                       2,788,057                     N/A              1,778,867
Innovation Fund                                       10,379,486               2,134,497                782,662
Healthcare Innovation Fund                                 4,370                     N/A                    N/A
Small-Cap Technology Fund(1)                               1,495                     N/A                    N/A
Telecom Innovation Fund(1)                                   908                     N/A                    N/A
Internet Innovation Fund(1)                                  970                     N/A                    N/A
Electronics Innovation Fund(1)                             1,218                     N/A                    N/A
International Fund(1)                                    212,987                 813,420                566,950
Select International Fund                                173,363                     N/A                 77,095
Select World Fund(1)                                         409                     N/A                    N/A
Europe Growth Fund(1)                                        637                     N/A                    N/A
New Asia Fund(1)                                             N/A                     N/A                    N/A
Emerging Markets Fund(1)                                   2,044                     N/A                    N/A
Precious Metals Fund(1)                                      N/A                  27,057                105,266
Tax Exempt Fund(1)                                           N/A                     N/A                    N/A
Value 25 Fund(1)                                             N/A                     N/A                 15,802
Tax-Efficient Equity Fund                                 93,768                  73,137                 28,136
Structured Emerging Markets Fund                          86,714                 111,394                 85,087
Tax-Efficient Structured Emerging
 Markets Fund                                            305,388                 160,009                153,831
Mega-Cap Fund                                              7,101                     N/A                    N/A


Global Innovation Fund                                   870,000                  41,208                    N/A
Basic Value Fund                                           3,915                   1,708                    N/A
Equity Income Fund                                       179,858                  49,080                    N/A
Asset Allocation Fund                                        N/A                     N/A                  1,646
30/70 Portfolio(1)                                           N/A                     N/A                    348
90/10 Portfolio(1)                                           N/A                     N/A                     65
                                                     -----------             -----------            -----------
 TOTAL                                               $39,857,711             $21,980,673            $22,684,457

---------------------------------------------------------------------------------------------------------------
------------------
(1)  Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.
---------------------------------------------------------------------------------------------------------------

     The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Advisers receive research services from many broker-dealers with which the Adviser and Sub-Advisers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Advisers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Sub-Advisers receive such services.

     In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Sub-Advisers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Advisers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     The Adviser or a Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund's after-tax returns. See "Taxation."

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

     Because the Adviser does not expect to reallocate the Asset Allocation Fund's assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for the Asset Allocation Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Asset Allocation Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates.

     Portfolio turnover rates for each Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

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                                NET ASSET VALUE

     As indicated in the Prospectuses under the heading "How Fund Shares are Priced," the net asset value ("NAV") of a class of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


     Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Innovation, RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.


     Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

     In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or their designees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of classes of shares of the Funds with higher service and/or distribution fees applicable to such shares may be lower than the per share net asset value of the classes of shares with lower or no service and/or distribution fees as a result of the higher daily expense accruals of the service and/or distribution fees applicable to such classes. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

     The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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                                    TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test") and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must distribute each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. For purposes of the Qualifying Income Test, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

Distributions

     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

     Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

     All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, if any, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S.

Government securities is generally not so exempt. While the Tax-Efficient Equity, RCM Tax-Managed Growth and Tax-Efficient Structured Emerging Markets Funds seek to minimize taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. The tax status of each Fund and the distributions which it may make are summarized in the Prospectuses under the captions "Fund Distributions" and "Tax Consequences."


     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

     Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate for shareholders who are individuals), regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reduces the shareholder's basis in the shares) or, in some cases, as capital gain.

     The Asset Allocation Fund will not be able to offset gains realized by one Underlying PIMCO Fund in which such Fund invests against losses realized by another Underlying PIMCO Fund in which such Fund invests. The Asset Allocation Fund's use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. More generally, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Fund's investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of such Fund.

     Depending on the Asset Allocation Fund's percentage ownership in an Underlying PIMCO Fund both before and after a redemption, the Asset Allocation Fund redemption of shares of such Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Asset Allocation Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly.

     Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

     A Fund generally is required to withhold and remit to the U. S. Treasury a percentage of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make the required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003, (iii) 29% for amounts paid during 2004 and 2005, and
(iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

Options, Futures, Forward Contracts and Swap Agreements

     To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including the Asset Allocation Fund.

     To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

     Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.
In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although the Asset Allocation Fund may itself be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which the Asset Allocation Fund invests, the Asset Allocation Fund will not be able to pass any such credit or deduction through to its own shareholders. In addition, a Fund which invests in other investment companies, including the Asset Allocation Fund, may not be able to pass any such credit or deduction for taxes paid by the underlying investment company through to its own shareholders.

Original Issue Discount and Pay-In-Kind Securities

     Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Other Taxation

     From time to time, certain of the Trust's series may be considered under the Code to be nonpublicly offered regulated investment companies. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations").
However, some states
may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Equity Income, Basic Value, Value, Renaissance, RCM Balanced and Asset Allocation Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the ``Declaration of Trust'') of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

     From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

     The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

     The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Value, Equity Income, Basic Value, Renaissance, RCM Balanced and Asset Allocation Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Value, Equity Income, Basic Value, Renaissance, RCM Balanced and Asset Allocation Funds) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

Calculation of Yield

     Quotations of yield for certain of the Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/-1]
                      ---
                      cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended September 30, 2001, the yields of the Value, Equity Income, Basic Value, Renaissance and Asset Allocation Funds were as follows:

--------------------------------------------------------------------------------------------------------
                                 Institutional  Administrative
Fund                                 Class          Class       Class A    Class B    Class C    Class D
--------------------------------------------------------------------------------------------------------
Value Fund                            0.95             0.70       0.53      -0.19      -0.19       0.56
--------------------------------------------------------------------------------------------------------

Renaissance Fund                      0.85             0.60       0.42      -0.31      -0.31       0.45

Asset Allocation Fund                 7.47             7.21       6.51       6.13       6.12       ----
--------------------------------------------------------------------------------------------------------
Balanced Fund                         2.17             ----       ----       ----       ----       ----

     The yield of a Fund will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

     The performance results shown on the subsequent pages for the Value, Renaissance, Growth, Select Growth, Target, Opportunity, Growth & Income, Innovation and Select International Funds reflects the results of operations under these Funds' previous Sub-Adviser(s) for periods prior to May 8, 2000, May 8, 2000, May 7, 1999, March 6, 1999, July 1, 1999, March 6, 1999, March 6,
1999, July 1, 1999, March 6, 1999, November 15, 1994 and November 1, 2000
respectively. These Funds would not necessarily have achieved the results shown under their current investment management arrangements.

     The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 2001. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

          Average Annual Total Return for Periods Ended June 30, 2001*

---------------------------------------------------------------------------------------------------

                                                          Since Inception  Inception     Inception
     Fund          Class**        1 Year       5 Years        of Fund       Date of       Date of
                                                            (Annualized)      Fund         Class
---------------------------------------------------------------------------------------------------
                Institutional     43.07%       17.73%         16.69%        12/30/91     12/30/91
Value           Administrative    42.83%       17.42%         16.39%                      8/21/97
                       Class A    34.77%       15.95%         15.54%                      1/13/97
                       Class B    36.50%       16.18%         15.60%                      1/13/97
                       Class C    40.59%       16.40%         15.37%                      1/13/97
                       Class D    42.66%       17.32%         16.25%                       4/8/98
-------------------------------------------------------------------------------------------------
                Institutional     38.32%       13.20%         14.04%         10/1/91      10/1/91
Small-Cap       Administrative    38.06%       12.91%         13.70%                      11/1/95
 Value                 Class A    30.17%       11.47%         12.87%                      1/20/97
                       Class B    31.80%       11.67%         12.92%                      1/20/97
                       Class C    35.75%       11.92%         12.69%                      1/20/97
                       Class D    37.78%       12.75%         13.53%                      N/A
-------------------------------------------------------------------------------------------------
                Institutional     -8.83%       16.70%         16.72%          3/8/91       3/8/91
Capital         Administrative    -9.06%       16.41%         16.44%                      7/31/96
 Appreciation          Class A    14.15%       15.03%         15.67%                      1/20/97
                       Class B    13.04%       15.28%         15.72%                      1/20/97
                       Class C    10.50%       15.48%         15.45%                      1/20/97
                       Class D    -9.18%       16.34%         16.31%                       4/8/98
-------------------------------------------------------------------------------------------------
                Institutional     -5.34%       16.11%         16.11%         8/26/91      8/26/91
Mid-Cap         Administrative    -5.51%       15.87%         15.83%                     11/30/94
                       Class A    10.85%       14.34%         14.98%                      1/13/97
                       Class B    -9.74%       14.56%         15.03%                      1/13/97
                       Class C    -7.04%       14.79%         14.79%                      1/13/97
                       Class D    -5.65%       15.72%         15.68%                       4/8/98
-------------------------------------------------------------------------------------------------
                Institutional      4.29%       12.97%         16.82%         6/25/93      6/25/93
Micro-Cap       Administrative     4.08%       12.69%         16.54%                       4/1/96
-------------------------------------------------------------------------------------------------
                Institutional     36.82%          N/A         16.81%        12/31/97     12/31/97
Select          Administrative    37.03%          N/A         16.50%                     12/29/00
 International         Class A    40.50%          N/A         14.50%                     10/31/00
                       Class B    38.66%          N/A         15.26%                     10/31/00
                       Class C    37.82%          N/A         15.48%                     10/31/00
                       Class D    37.16%          N/A         16.31%                     10/31/00
-------------------------------------------------------------------------------------------------
                Institutional     32.95%       10.57%         13.65%        12/28/94     12/28/94
Select          Administrative    32.99%       10.24%         13.44%                      5/31/95
 Growth***             Class A    36.81%        8.92%         12.34%                      3/31/00
                       Class B    36.92%        9.08%         12.50%                      3/31/00
                       Class C    34.28%        9.36%         12.50%                      3/31/00
                       Class D    32.99%       10.21%         13.36%                      3/31/00
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                          Since Inception  Inception     Inception
     Fund          Class**        1 Year       5 Years        of Fund       Date of       Date of
                                                            (Annualized)      Fund         Class
---------------------------------------------------------------------------------------------------
                Institutional     -3.08%       20.57%         23.01%        12/28/94     12/28/94
Growth &        Administrative    -3.48%       20.23%         22.68%                      4/16/01
 Income***             Class A    -8.85%       18.72%         21.45%                      7/31/00
                       Class B    -7.77%       19.07%         21.61%                      7/31/00
                       Class C    -4.99%       19.18%         21.61%                      7/31/00
                       Class D    -3.57%       20.07%         22.51%                      7/31/00
-------------------------------------------------------------------------------------------------
                Institutional     17.46%          N/A          4.38%         6/30/98      6/30/98
Structured      Administrative    17.67%          N/A          4.12%                          N/A
 Emerging
 Markets
-------------------------------------------------------------------------------------------------

                Institutional     18.01%          N/A          5.55%         6/30/98      6/30/98
Tax-Efficient   Administrative    18.22%          N/A          5.29%                          N/A
 Structured
 Emerging
 Markets
                Institutional     35.38%          N/A         -7.74%         8/31/99      8/31/99
Mega-Cap        Administrative    35.49%          N/A         -7.92%                          N/A
-------------------------------------------------------------------------------------------------
                Institutional     10.22%          N/A         10.22%         6/30/00      6/30/00
Healthcare      Administrative     9.95%          N/A          9.95%                          N/A
Innovation             Class A     3.66%          N/A          3.66%                      6/30/00
                       Class B     3.99%          N/A          3.99%                      6/30/00
                       Class C     7.98%          N/A          7.98%                      6/30/00
                       Class D     9.70%          N/A          9.70%                      6/30/00
-------------------------------------------------------------------------------------------------
                Institutional     23.37%       13.13%         14.33%        12/30/91     12/30/91
Basic Value     Administrative    23.07%       12.85%         14.05%                          N/A
-------------------------------------------------------------------------------------------------
                Institutional     33.59%       13.72%         14.31%          3/8/91       3/8/91
Equity Income   Administrative    33.30%       13.47%         14.04%                       3/8/91
                       Class A    25.75%       12.00%         13.24%                          N/A
                       Class B    27.09%       12.18%         13.28%                          N/A
                       Class C    31.09%       12.43%         13.01%                          N/A
                       Class D    33.07%       13.27%         13.86%                          N/A
-------------------------------------------------------------------------------------------------

  * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

  ** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), and may be paid by Class D (at a maximum rate of .25% per annum) and (ii) administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .45% per annum) and Class D shares (a maximum differential of 0.70% per annum).

  *** The investment objective and policies of the Select Growth Fund were changed effective April 1, 2000. The investment objective and policies of the Growth & Income Fund were changed effective August 1, 2000. The investment objective and policies of the Select International Fund were changed effective November 1, 2000. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

     The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the Tax-Efficient Equity, Global Innovation and Asset Allocation Funds, was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 2001. Accordingly, "Inception Date of Fund" for these Funds refers to the inception date of the PAF predecessor series.

          Average Annual Total Return for Periods Ended June 30, 2001*

                                                                          Since
                                                                         Inception    Inception
   Fund            Class***       1 Year       5 Years       10 Years     of Fund      Date of      Inception
                                                                       (Annualized)      Fund     Date of Class
 --------------------------------------------------------------------------------------------------------------
                   Class A        30.77%        20.97%        18.46%      15.02%#       4/18/88         2/1/91
Renaissance**      Class B        32.23%        21.20%        18.52%      15.06%                       5/22/95
                   Class C        36.29%        21.43%        18.24%      14.65%                       4/18/88
                   Class D        38.27%        22.40%#       19.15%#     15.53%#                       4/8/98
             Institutional        38.88%        22.68%#       19.52%#     15.91%#                     12/30/97
            Administrative        38.50%        22.43%#       19.25%#     15.64%#                      8/31/98
--------------------------------------------------------------------------------------------------------------
                   Class A       -36.12%        11.28%        12.88%      15.34%#       2/24/84       10/26/90
Growth             Class B       -36.00%        11.45%        12.93%      15.37%                       5/23/95
                   Class C       -33.53%        11.67%        12.66%      14.85%                       2/24/84
                   Class D       -32.38%        12.51%#       13.50%#     15.71%#                      1/31/00
             Institutional       -32.11%        12.93%#       13.94%#     16.16%#                       4/1/99
            Administrative       -32.26%        12.59%#       13.62%#     15.86%#                       4/1/99
--------------------------------------------------------------------------------------------------------------
                   Class A       -31.75%        16.21%          N/A       18.18%       12/17/92       12/17/92
Target             Class B       -31.37%        16.54%          N/A       18.24%                       5/22/95
                   Class C       -28.92%        16.76%          N/A       18.14%                      12/17/92
                   Class D       -27.82%        17.52%          N/A       18.96%                        6/1/00
             Institutional       -27.47%        17.85%#         N/A       19.42%#                       4/1/99
            Administrative       -27.67%        17.77%#         N/A       19.25%#                       4/1/99
--------------------------------------------------------------------------------------------------------------
                   Class A       -29.77%         2.55%        15.64%      15.73%#       2/24/84       12/17/90
Opportunity        Class B       -29.08%         2.82%        15.70%      15.76%                        4/1/99
                   Class C       -26.83%         2.96%        15.45%      15.26%                       2/24/84
                   Class D       -25.68%#        3.74%#       16.32%#     16.16%#                       4/1/99
             Institutional       -25.48%         3.95%#       16.66%#     16.52%#                       4/1/99
            Administrative       -25.57%         3.79%#       16.43%#     16.26%#                      3/31/99
--------------------------------------------------------------------------------------------------------------
                   Class A       -57.61%        18.20%          N/A       23.41%       12/22/94       12/22/94
Innovation         Class B       -57.44%        18.53%          N/A       23.62%                       5/22/95
                   Class C       -55.88%        18.72%          N/A       23.61%                      12/22/94
                   Class D       -55.16%        19.67%          N/A       24.58%                        4/8/98
             Institutional       -54.97%        19.95%#         N/A       24.92%#                       3/5/99
            Administrative       -55.04%#       19.74%#         N/A       24.68%#                      3/10/00
--------------------------------------------------------------------------------------------------------------
                   Class A       -20.15%          N/A           N/A       -0.77%        7/10/98        7/10/98
Tax-Efficient      Class B       -20.36%          N/A           N/A       -0.64%                       7/10/98
Equity             Class C       -17.01%          N/A           N/A        0.37%                       7/10/98
                   Class D       -15.55%          N/A           N/A        1.07%                       7/10/98
             Institutional       -15.19%          N/A           N/A        1.59%#                       7/2/99
            Administrative       -15.47%          N/A           N/A        1.26%#                      9/30/98
--------------------------------------------------------------------------------------------------------------
                   Class A       -49.95%          N/A           N/A       -3.55%       12/31/99       12/31/99
Global             Class B       -50.08%          N/A           N/A       -3.11%                       3/31/00
Innovation         Class C       -47.98%          N/A           N/A       -0.43%                       3/31/00
                   Class D       -47.02%          N/A           N/A        0.24%                       3/31/00
             Institutional       -46.81%#         N/A           N/A        0.57%#                      3/31/00
            Administrative       -46.95%#         N/A           N/A        0.30%#                          N/A
--------------------------------------------------------------------------------------------------------------
Asset              Class A        -7.33%          N/A           N/A        6.58%                       9/30/98
Allocation         Class B        -6.94%          N/A           N/A        7.03%                       9/30/98
                   Class C        -3.57%          N/A           N/A        7.98%                       9/30/98
             Institutional        -1.41%          N/A           N/A        8.66%#                      2/26/99
            Administrative        -1.73%          N/A           N/A        8.36%#                      2/26/99
--------------------------------------------------------------------------------------------------------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** The investment objective and policies of the Renaissance Fund, Select Growth Fund and International Fund were changed effective February 1, 1992, March 31, 2000 and September 1, 1992, respectively. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

*** Class A, Class B, Class D, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class of a Fund (with the exception of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Class D, Institutional Class and Administrative Class shares of the Target Fund, Institutional and Administrative Class shares of the Tax-Efficient Equity Fund and Class B, C and D and Institutional and Administrative Class shares of the Global Innovation Fund and Institutional and Administrative Class performance of the Asset Allocation Fund) reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of
 .25% per annum), may be paid by Class D (at a maximum rate of .25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which are lower than Class A, B and C charges for the Institutional and Administrative Classes (a maximum differential of .45% per annum) and higher for Class D (a maximum differential of .25% per annum). (Administrative fee charges are the same for Class A, B and C shares.) Performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Class D, Institutional Class and Administrative Class shares of the Target Fund, Administrative Class Shares of the Tax-Efficient Equity Fund, Class B, C and D and Institutional Class shares of the Global Innovation Fund, and Institutional and Administrative Class performance of the Asset Allocation Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted classes of the noted Funds resulted in performance for the period shown which is higher than if the historical Class C or Class A share performance (i.e., the older class used for prior periods) were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower
                                                      ---
operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

                 Total Return for Periods Ended June 30, 2001*
            (with no adjustment for operating expenses of the noted
              classes for periods prior to their inception dates)


                                                                                                         Since Inception
                                                                                                             of Fund
        Fund                      Class              1 Year          5 Years          10 Years            (Annualized)
-------------------------------------------------------------------------------------------------------------------------
                                 Class A              -- --           -- --             -- --                 14.84%
Renaissance                      Class D              -- --           22.08%            18.55%                14.88%
                           Institutional              -- --           22.27%            18.64%                14.95%
                          Administrative              -- --           21.96%            18.49%                14.84%
------------------------------------------------------------------------------------------------------------------------
                                 Class A              -- --           -- --             -- --                 15.01%
Growth                           Class D              -- --           11.91%            12.78%                14.92%
                           Institutional              -- --           12.23%            12.94%                15.02%
                          Administrative              -- --           12.05%            12.84%                14.97%
------------------------------------------------------------------------------------------------------------------------
                           Institutional              -- --           17.60%               N/A                19.07%
Target                    Administrative              -- --           17.68%               N/A                19.12%
------------------------------------------------------------------------------------------------------------------------
                                 Class A              -- --           -- --             -- --                 15.39%
Opportunity                      Class D             -26.66%           2.96%            15.45%                15.26%
                           Institutional              -- --            3.29%            15.64%                15.37%
                          Administrative              -- --            3.28%            15.63%                15.36%
------------------------------------------------------------------------------------------------------------------------
                           Institutional              -- --           19.70%               N/A                24.61%
Innovation                Administrative             -55.62%          19.30%               N/A                24.29%
------------------------------------------------------------------------------------------------------------------------
                           Institutional              -- --              N/A               N/A                 1.46%
Tax-Efficient             Administrative              -- --              N/A               N/A                 1.26%
Equity
------------------------------------------------------------------------------------------------------------------------
                           Institutional             -46.81%             N/A               N/A                 0.57%
Global Innovation         Administrative             -47.04%             N/A               N/A                 0.17%
------------------------------------------------------------------------------------------------------------------------
Asset Allocation           Institutional              -- --              N/A               N/A                 8.37%
                          Administrative              -- --              N/A               N/A                 8.14%
------------------------------------------------------------------------------------------------------------------------

     The following table sets forth the average annual total return of certain classes of shares of the PIMCO RCM Funds (each of which was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on January 18, 2002) for periods ended December 31, 2000. Accordingly, "Inception Date of Fund" for these Funds refers to the inception date of the Dresdner
predecessor series.   For periods prior to the "Inception Date" of a particular
class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

          Average Annual Total Return for Periods Ended June 30, 2001*

                                                                    Since Inception
                                                                        of Fund         Inception     Inception Date
       Fund             Class**       1 Year   5 Years   10 Years     (Annualized)     Date of Fund      of Class
---------------------------------------------------------------------------------------------------------------------
RCM Balanced          Institutional   -12.04%    N/A       N/A            -2.44%        12/15/99         12/15/99
---------------------------------------------------------------------------------------------------------------------
RCM Biotechnology           Class D   -14.22%    N/A       N/A            45.38%        12/30/97         12/30/97
---------------------------------------------------------------------------------------------------------------------
RCM Emerging          Institutional   -28.61%    N/A       N/A             5.55%        12/30/97         12/30/97
 Markets                    Class D   -28.96%    N/A       N/A             5.22%                          3/10/99
---------------------------------------------------------------------------------------------------------------------
RCM Europe***         Institutional   -32.95%    12.81%     8.40%          4.50%          4/5/90           3/3/00
                            Class D   -32.81%    12.84%     8.41%          4.50%                           4/5/90
---------------------------------------------------------------------------------------------------------------------
RCM Global Equity     Institutional   -24.91%    N/A       N/A             8.40%        12/30/98         12/30/98
                            Class D   -25.26%    N/A       N/A             7.91%
---------------------------------------------------------------------------------------------------------------------
RCM Global                  Class D    -1.17%    N/A       N/A            29.55%        12/31/96         12/31/96
 Healthcare
---------------------------------------------------------------------------------------------------------------------
RCM Global            Institutional   -35.02%    N/A       N/A            20.25%        12/31/96         12/31/96
 Small-Cap                  Class D   -35.13%    N/A       N/A            20.08%                          3/10/99
---------------------------------------------------------------------------------------------------------------------
RCM Global            Institutional   -52.85%    29.14%    N/A            29.11%        12/27/95         12/27/95
 Technology                 Class D   -53.04%    28.81%    N/A            28.78%                          1/20/99
---------------------------------------------------------------------------------------------------------------------
                      Institutional   -32.50%     5.88%    N/A             9.29%         5/22/95          5/22/95
RCM International    Administrative   -32.68%     5.61%    N/A             9.02%
 Growth Equity              Class D   -32.67%     5.62%    N/A             8.45%                          3/10/99
---------------------------------------------------------------------------------------------------------------------
RCM Large-Cap         Institutional   -25.83%    N/A       N/A            18.16%        12/31/96         12/31/96
 Growth              Administrative   -26.02%    N/A       N/A            17.88%
                            Class D   -26.03%    N/A       N/A            17.86%                           3/2/99
---------------------------------------------------------------------------------------------------------------------
RCM Mid-Cap           Institutional   -32.01%    14.64%    15.50%         18.79%         11/6/79          11/6/79
                     Administrative   -32.20%    14.34%    15.21%         18.50%
                            Class D   -32.34%    14.30%    15.19%         18.49%                         12/29/00
---------------------------------------------------------------------------------------------------------------------
RCM Small-Cap         Institutional   -34.71%     2.28%    N/A             9.41%          1/3/92           1/3/92
---------------------------------------------------------------------------------------------------------------------
RCM Tax-Managed       Institutional   -24.10%    N/A       N/A             7.60%        12/30/98         12/30/98
 Growth                     Class D   -24.05%    N/A       N/A             7.48%                          2/12/99
---------------------------------------------------------------------------------------------------------------------

  * For the Funds listed above, the performance information is that of the Fund under its prior fee arrangements which were in existence prior to the reorganization of the Funds on January 18, 2002. For the RCM Large-Cap Growth, RCM Mid-Cap, RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM Tax-Managed Growth, RCM International Growth Equity and RCM Emerging Markets Funds, performance shown for the Class D shares prior to the inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares.

  ** For the Funds listed above offering Administrative Class shares, Administrative Class total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by the Administrative Class (at a maximum rate of .25% per annum), and may be paid by Class D (at a maximum rate of .25% per annum) and (ii) administrative fee charges associated with Class D shares (a maximum differential of 0.70% per annum).

  *** Institutional Class performance through March 3, 2000 (when I Class shares commenced operations) is based on Class D performance, restated to reflect the lower expenses of I Class shares. Returns through 5/3/99 when the Fund converted to an open-end investment company, reflect the performance of the Fund as a closed-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees.

     Performance information for a Fund or Portfolio may also be compared to:
(i) the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Emerging Markets Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the Morgan Stanley Capital International Europe Index, the Morgan Stanley Capital International All Countries Ex-U.S. Index, the Morgan Stanley Capital International World Small Cap Index, the Russell Midcap Growth Index, the Russell 2000 Index, the Russell Midcap Health Care Index, the Lehman Brothers Aggregate Bond Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Sub-Advisers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Sub-Advisers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Sub-Advisers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Sub-Advisers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     The total return and/or yield of each class may be used to compare the performance of each class of a Fund's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

     The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 380 industrial, 10 transportation, 39 utilities and 71 financial services concerns. The S&P 500 represents about 73% of the market value of all issues traded on the New York Stock Exchange.

     The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of February 26, 1999, approximately 25% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 73% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.54 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

     The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

     BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

     The Russell Midcap Index , which is composed of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the investable U.S. equity market.

     The Russell Midcap Growth Index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

     The Russell Midcap Health Care Index, which is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

     The American Stock Exchange Biotechnology Index, which is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This index was developed with a base level of 200 stocks as of October 18, 1991.

     The Nasdaq Biotechnology Index, which is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This index was developed with a base value of 200 stocks as of November 1, 1993.

     The MSCI Emerging Markets Free Index, which is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.

     The MSCI-EAFE Index, which is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the countries in Europe, Australasia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

     The MSCI-ACWI Ex-U.S. Index, which is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

     The MSCI World Small-Cap Index, which is a market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The Index aims to represent 40% of the small cap universe within each country by capturing 40% of each industry.

     The DAX 100 Index, an unmanaged index which is commonly used as a performance comparison for funds that invest primarily in Germany and which measures the total rate of return of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange.

     The MSCI-Europe Index, which measures the total rate of return of nearly 600 stocks from 15 developed European countries.

     The Lehman Brothers Aggregate Bond Index which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

     The Blended S&P 500 Index/Lehman Brothers Aggregate Bond Index, which is a blended index comprised of the performance of the two indexes weighted 60% Standard & Poor's 500 Index and 40% Lehman Brothers Aggregate Bond Index.

     The Value Line Composite Index, which consists of approximately 1,700 common equity securities.

     The Nasdaq over-the-counter index, which is a value-weighted index composed of 4,500 stocks traded over the counter.

     From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31,
2000, the U.S. equity market capitalization represented approximately [   ]% of
the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

     From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1973 through 2000 (as well as a cumulative return and average annual return for this period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                                 Consumer Price
Period            S&P 500      Treasury Bills       Index
---------------------------------------------------------------

1973              -14.66             6.93             8.80
1974              -26.47             8.00            12.20
1975               37.20             5.80             7.01
1976               23.84             5.08             4.81
1977               -7.18             5.12             6.77


                                                 Consumer Price
Period            S&P 500      Treasury Bills       Index
---------------------------------------------------------------
1978                6.56             7.18             9.03
1979               18.44            10.38            13.31
1980               32.42            11.24            12.40
1981               -4.91            14.71             8.94
1982               21.41            10.54             3.87
1983               22.51             8.80             3.80
1984                6.27             9.85             3.95
1985               32.16             7.72             3.77
1986               18.47             6.16             1.13
1987                5.23             5.47             4.41
1988               16.81             6.35             4.42
1989               31.49             8.37             4.65
1990               -3.17             7.81             6.11
1991               30.55             5.60             3.06
1992                7.67             3.51             2.90
1993                9.99             2.90             2.75
1994                1.31             3.90             2.67
1995               37.43             5.60             2.54
1996               23.07             5.21             3.32
1997               33.36             5.26             1.70
1998               28.58             4.86             1.61
1999               21.04             4.68             2.68
2000               -9.11             5.89             3.39
--------------------------------------------------------------------
Cumulative Return
1973-2000       3,480.78%          512.37%          276.35%
--------------------------------------------------------------------
Average Annual
Return 1973-2000   14.30%            6.89%            5.21%


     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:
                _     _
          Pt = | 1- rd |
                    ---
               |_  360_|
               where,
                  r = decimal yield on the bill at time t (the average of bid and ask quotes); and
                  d =  the number of days to maturity as of time t.



    Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 2000 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap 400 Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                             Small     Mid-Size     Large
Period                     Companies   Companies   Companies
-----------------------  ----------  ----------  ----------
1981 (2/28 -12/31)            2.15       12.82       -2.95
1982                         24.95       22.69       21.55
1983                         29.13       26.08       22.56
1984                         -7.30        1.18        6.27



                             Small     Mid-Size     Large
Period                     Companies   Companies   Companies
-----------------------  ----------  ----------  ----------
1985                         31.05       35.59       31.73
1986                          5.68       16.21       18.66
1987                         -8.80       -2.04        5.25
1988                         25.02       20.87       16.61
1989                         16.26       35.55       31.69
1990                        -19.48       -5.12       -3.10
1991                         46.04       50.10       30.47
1992                         18.41       11.91        7.62
1993                         18.88       13.95       10.08
1994                         -1.82       -3.58        1.32
1995                         28.45       30.95       37.58
1996                         16.49       19.20       22.96
1997                         22.36       32.25       33.36
1998                         -2.55       19.11       28.58
1999                         21.26       14.72       21.04
2000                         -3.02       17.51       -9.10
-----------------------------------------------------------
Cumulative Return
2/28/81-12/31/00            853.11%   2,440.36%   1,789.01%
-----------------------------------------------------------
Average Annual Return
2/28/81-12/31/00             12.04%      17.72%      15.97%
-----------------------------------------------------------

     From time to time, the Trust may use, in its advertisements and other information, data concerning the average price-to-earnings ("P/E") ratios of "Value Stocks" and "Growth Stocks." For these purposes, the P/E ratios of Value Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Value Index, and the P/E ratios of Growth Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Growth Index. Both the Russell 1000 Value Index and Russell 1000 Growth Index are unmanaged indexes, and it is not possible to invest directly in either index. The table below sets forth the quarterly average P/E ratio of Value Stocks and the Average P/E ratio of Growth Stocks for the periods from October 1, 1992 through September 30, 2001.

                 Average P/E ratio
                -------------------
Period
Ending             Growth Stocks       Value Stocks
------             -------------       ------------
12/31/92                21.76              21.40
3/31/93                 21.59              22.36
6/30/93                 20.86              21.41
9/30/93                 20.25              21.05
12/31/93                18.33              17.84
3/31/94                 18.07              17.69
6/30/94                 16.70              16.31
9/30/94                 15.98              15.28
12/31/94                15.98              14.97
3/31/95                 15.80              14.62
6/30/95                 16.50              14.87
9/30/95                 17.85              16.17
12/31/95                17.91              15.82
3/31/96                 18.24              16.07
6/30/96                 18.57              15.93
9/30/96                 18.88              15.80
12/31/96                20.45              17.03
3/31/97                 20.28              16.78
6/30/97                 22.85              18.44
9/30/97                 23.80              19.60
12/31/97                22.93              19.06


                 Average P/E ratio
                -------------------
Period
Ending             Growth Stocks       Value Stocks
------             -------------       ------------
3/31/98                 26.46              21.32
6/30/98                 26.55              20.69
9/30/98                 25.77              19.31
12/31/98                31.31              22.92
3/31/99                 39.46              24.33
6/30/99                 45.05              25.93
9/30/99                 43.93              23.80
12/31/99                52.31              23.60
3/31/00                 55.58              22.94
6/30/00                 54.43              22.66
9/30/00                 60.60              20.00
12/31/00                48.20              19.80
3/31/01                 36.80              19.10
6/30/01                 38.90              19.80
9/30/01                 32.90              19.00


     Advertisements and information relating to the Growth Fund may use data comparing the performance of a hypothetical investment in Growth Stocks, Value Stocks, "Bonds" and "Savings Accounts." For these purposes, the performance of an investment in "Bonds" is measured by the Lehman Aggregate Bond Index, an unmanaged index representative of the U.S. taxable fixed income universe. It is not possible to invest in this index. The performance of an investment in "Savings Accounts" is measured by the return on 3-month U.S. Treasury bills. Similarly, advertisements and information relating to the Renaissance Fund may use data comparing the performance of a hypothetical investment in "Stocks," Bonds and Savings Accounts. For these purposes, the performance of the investment in "Stocks" is measured by the S&P 500, while the performance of Bonds and Savings Accounts is measured as discussed above. The table below sets forth the value at June 30, 2001 of a hypothetical $10,000 investment in Stocks, Growth Stocks, Value Stocks, Bonds and Savings Accounts made on June 30, 1981.

Asset Category                       June 30, 2001 Value of
--------------                       ----------------------
                               $10,000 Investment made at June 30, 1981
                               ----------------------------------------
Growth Stocks                               $ 51,402
Value Stocks                                $147,543
Stocks                                      $173,459
Bonds                                       $ 76,160
Savings Accounts                            $ 34,478

     Advertisements and information may compare the average annual total return of the Growth, Renaissance, Innovation, Opportunity, Target, Capital Appreciation and Mid-Cap Funds with that of the Lipper Large-Cap Growth Fund Average, Lipper Multi-Cap Value Fund Average, Lipper Science & Technology Fund Average, Lipper Small-Cap Growth Fund Average, Lipper Multi-Cap Growth Fund Average, Lipper Multi-Cap Core Fund Average and Lipper Mid-Cap Core Fund Average, respectively. The Innovation Fund may also be compared to the S&P 500. The Lipper Averages are described in the Funds' Prospectuses. None of the averages take into account sales charges. It is not possible to invest directly in the averages. The average annual total return of the Funds and the respective averages are set forth below. The inception dates of the Funds are set forth in the tables under "Calculation of Total Return."

                                                    Average Annual Total Return
                                                    (for periods ended 6/30/01)
                                        ----------------------------------------------------
                                                                                     Fund
                                          1 Year    3 Years   5 Years   10 Years   Inception
                                        ---------  --------  --------  ---------  ----------
Growth Fund                               -32.40%     2.05%    12.55%     13.52%      15.71%
Lipper Large-Cap Growth Fund Average      -30.71%     2.45%    11.59%     13.38%      13.75%

                                                    Average Annual Total Return
                                                    (for periods ended 6/30/01)
                                        ----------------------------------------------------
                                                                                     Fund
                                          1 Year    3 Years   5 Years   10 Years   Inception
                                        ---------  --------  --------  ---------  ----------
Renaissance Fund                           38.39%    16.29%    22.34%     19.13%      15.51%
Lipper Multi-Cap Value Fund Average        25.43%     9.27%    13.97%     13.81%      12.25%

Innovation Fund                           -55.14%    15.90%    19.55%         -       24.49%
Lipper Science and Technology             -52.79%    12.70%    15.43%         -       18.20%
  Fund Average
S&P 500                                   -14.83%     3.89%    14.48%         -       18.28%

Opportunity Fund                          -25.66%     5.22%     3.71%     16.30%      16.11%
Lipper Small-Cap Growth                   -18.99%    10.18%     9.91%     14.72%      11.90%
  Fund Average

Target Fund                               -27.78%    16.73%    17.53%         -       18.97%
Lipper Multi-Cap Growth Fund              -31.72%     6.88%    11.30%         -       13.37%
  Average

Capital Appreciation Fund                  -9.15%     7.09%    16.34%     17.03%      16.31%
Lipper Large-Cap Core                     -15.62%     2.86%    11.95%     12.98%      12.49%
  Fund Average

Mid-Cap Fund                               -5.66%     8.15%    15.64%         -       15.64%
Lipper Mid-Cap Core                         1.04%    11.67%    14.21%         -       14.17%
  Fund Average

Advertisements and information may compare the average annual total return of the PIMCO RCM Funds, with the Lipper averages set forth below. The Lipper Averages are described in the Funds' Prospectuses. None of the averages take into account sales charges. It is not possible to invest directly in the averages. The average annual total return of the Funds and the respective averages are set forth below. The inception dates of the Funds are set forth in the tables under "Calculation of Total Return." [TO BE UPDATED]





                                                        Average Annual Total Return
                                                        (for periods ended 6/30/01)
                                              -------------------------------------------------
                                                                                         Fund
                                              1 Year   3 Years   5 Years   10 years   Inception
                                              -------  --------  --------  ---------  ----------
RCM Global Small-Cap Fund                     -35.02%    13.25%        -          -       20.25%
Lipper Global Small Cap                       -17.87%     5.78%        -          -        8.04%
   Fund Average

RCM Global Technology Fund                    -52.85     24.70%    29.14%         -       29.11%
Lipper Science & Technology Fund               52.45%    12.48%    15.43%         -       15.14%
  Average

RCM Global Healthcare Fund                     -1.17%    30.90%        -          -       29.55%
  Lipper Health Biotechnology Fund Average     -2.92%    18.93%        -          -       17.07%

RCM International Growth Equity Fund          -32.50%    -2.42%     5.88%         -        8.70%
  Lipper International Fund Average           -24.14%    -0.17%     4.53%         -        6.03%

RCM Emerging Markets Fund                     -28.61%     9.64%        -          -        5.55%
  Lipper Emerging Markets Fund Average        -24.22%     0.93%        -          -       -4.47%

RCM Europe Fund                               -32.95%    -1.75%    12.81%      8.40%       4.50%
  Lipper European Region Fund Average         -24.05%    -2.64%     7.89%     10.38%       7.62%

RCM Large-Cap Growth Fund                     -25.83%     9.39%        -          -       18.16%
  Lipper Large Cap Growth Fund Average        -30.20%     2.75%        -          -       11.39%

RCM Tax-Managed Growth Fund                   -24.10%        -         -          -        7.60%
  Lipper Large Cap Growth Fund Average        -30.20%        -         -          -       -0.95%

RCM Small-Cap Fund                            -34.71%    -8.53%     2.28%         -        9.41%
  Lipper Global Small Cap Fund Average        -18.46%    10.46%    10.13%         -       11.46%

RCM Biotechnology Fund                        -14.22%    54.63%        -          -       45.38%
  Lipper Health/Biotechnology Fund             -2.92%    18.93%        -          -       18.23%
  Average

RCM Balanced Fund                             -12.04%        -         -          -       -3.73%
  Lipper Balanced Fund Average                 -2.35%        -         -          -       -0.58%

RCM Mid-Cap Fund                              -32.01%    10.62%    14.64%     15.50%      18.79%
  Lipper Mid-Cap Growth Fund Average          -25.00%     9.25%     9.91%     13.69%      13.40%

RCM Global Equity Fund                        -24.91%        -         -          -        8.40%
  Lipper Global Funds Average                 -18.55%        -         -          -        4.14%


     From time to time, the Trust may use, in its advertisements and other information, data comparing the average annual total return of "Small-Caps," which are stocks represented by the Ibbotson's U.S. Small Company Stock Total Return Index, and "Large-Caps," which are stocks represented by the Standard & Poors 500 Stock Composite Index. Both indexes are unmanaged indexes, and it is not possible to invest directly in either index. For example, for the period from December 31, 1926 through December 31, 2000, the average annual total return of Small-Caps was 12.4%, and for Large-Caps was 11.0%.

     Advertisements and other information and other information relating to the Funds may list the annual total returns of certain asset classes during specified years. In such advertisements, the return of "Small Company Stocks" will be measured by the Russell 2000 Index of small company stocks, the returns of "Large Company Stocks" will be measured by the S&P 500, and the return of "Intermediate-Term Government Bonds" will be measured by a one-bond portfolio with a 5-year maturity as measured by Ibbotson Associates.

     Advertisements and other information relating to the Innovation Fund may include information pertaining to the number of home internet subscriptions and cellular phone users and sales of personal computers.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each category* during the period from 1974 through 2000 was:

               Stocks:     14.2%
               Bonds:       9.3%
               T-Bills:     6.9%
               Inflation:   5.0%

     * Returns of unmanaged indexes do not reflect past or future performance of any of the Funds. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the period from 1980 through 2000, the average annual return of stocks comprising the Ibbotson's Large Company

Stock Total Return Index ranged from -9.11% to 37.43% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -1.00% to 27.70% over the same period. The average annual returns of each investment category* for each of the years from 1980 through 2000 is set forth in the following table.

                                                    MIXED
 YEAR    STOCKS   BONDS    T-BILLS    INFLATION   PORTFOLIO
------   ------   -----    -------    ---------   ---------

1980     32.42%  -2.76%    11.24%      12.40%      14.11%
1981     -4.91%  -1.24%    14.71%       8.94%       0.48%
1982     21.41%  42.56%    10.54%       3.87%      27.70%
1983     22.51%   6.26%     8.80%       3.80%      13.27%
1984      6.27%  16.86%     9.85%       3.95%      11.22%
1985     32.16%  30.09%     7.72%       3.77%      26.44%
1986     18.47%  19.85%     6.16%       1.13%      16.56%
1987      5.23%  -0.27%     5.47%       4.41%       3.08%
1988     16.81%  10.70%     6.35%       4.42%      12.27%
1989     31.49%  16.23%     8.37%       4.65%      20.76%
1990     -3.17%   6.78%     7.81%       6.11%       3.01%
1991     30.55%  19.89%     5.60%       3.06%      21.30%
1992      7.67%   9.39%     3.51%       2.90%       7.53%
1993      9.99%  13.19%     2.90%       2.75%       9.85%
1994      1.31%  -5.76%     3.90%       2.67%      -1.00%
1995     37.43%  27.20%     5.60%       2.54%      26.97%
1996     23.07%   1.40%     5.21%       3.32%      10.83%
1997     33.36%  12.95%     5.26%       1.70%      19.58%
1998     28.58%  10.76%     4.86%       1.61%      16.71%
1999     21.04%  -7.45%     4.68%       2.68%       6.37%
2000     -9.11%  12.87%     5.89%       3.39%       2.68%

      * Returns of unmanaged indexes do not reflect past or future performance of any of the Funds. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

Investment           Annual        Total       Total
Period            Contribution  Contribution   Saved
----------------  ------------  ------------  --------

30 Years           $ 1,979       $ 59,370    $200,000
25 Years           $ 2,955       $ 73,875    $200,000
20 Years           $ 4,559       $ 91,180    $200,000
15 Years           $ 7,438       $111,570    $200,000
10 Years           $13,529       $135,290    $200,000

      This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds should be aware that certain of the Funds have experienced and may experience in the future periods of negative growth.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Sub-Advisers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Sub-Advisers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Sub-Advisers who assist with portfolio management and research activities on behalf of the Funds.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMS which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Sub-Advisers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

     From time to time, the Trust may set forth on its internet website or in advertisements or other materials information about the expected amounts and times of Fund distributions to shareholders. In some cases, this information is estimated. Actual distribution amounts may be higher or lower than estimated amounts and distributions, which are subject to the approval of the Board of Trustees, may not occur at all.

Compliance Efforts Related to the Euro

     Problems may arise in conjunction with the recent and ongoing introduction of the euro. Whether introducing the euro to financial companies' (such as the Funds, the Adviser, the Sub-Advisers, the Funds' custodian and transfer agents and other companies in the financial services industry) systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

      Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except
(i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     The Asset Allocation Fund will vote shares of each Underlying PIMCO Fund which it owns in its discretion in accordance with its proxy voting policies.

Certain Ownership of Trust Shares

     As of October 1, 2001, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole. Appendix B lists persons who own of record or beneficially 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

Custodian

     State Street Bank & Trust Co. ("State Street"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Codes of Ethics

     The Trust, PIMCO Advisors, PIMCO FUNDS ADVISORS LLC, Cadence, NFJ, Parametric, Dresdner and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Independent Accountants

     PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL 60606, serves as the independent public accountants for the Funds.
PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.

Transfer and Shareholder Servicing Agents

     PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Trust's Class A, Class B, Class C and Class D shares. National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust's Institutional and Administrative Class shares.

Legal Counsel

     Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as legal counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Audited financial statements for the Funds (except the PIMCO RCM Funds), as of June 30, 2001, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, each dated August 22, 2001, are incorporated by reference from the Trust's six June 30, 2001 Annual Reports. One Annual Report corresponds to the Class A, B and C Prospectus, another corresponds to the Institutional and Administrative Prospectus and another corresponds to the Class D Prospectus. There are three additional annual reports: one for Class A, B and C shares of the Portfolios, one for Institutional and Administrative Class shares of the Portfolios, and one for PIMCO Select Value Fund, information about which is provided in another Statement of Additional Information. The Trust's June 30, 2001 Annual Reports were filed electronically with the SEC on September 6, 2001 (Accession No. 0000898430-01-502302). Audited financial statements for the PIMCO RCM Funds, for the fiscal year ended June 30, 2001, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, each dated June 30, 2001, are incorporated by reference and available upon request.

                                   APPENDIX A


                       DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Sub-Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation.
Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

     Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity o the obligor to meet its financial commitment on the obligation.

     Speculative Grade

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC:  An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B



           CERTAIN OWNERSHIP OF TRUST SHARES AS OF December 11, 2001

As of December 11, 2001, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:
----------------------------------------------------------------------------

                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------
Value Fund

Institutional Class

Pacific Mutual Life Insurance Co                                             1,268,948.725                              28.38%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, CA 92660-6397

Charles Schwab & Co Inc **                                                     639,380.886                              14.30%
Special Custody Account for the
Exclusive Benefit of our Customers
Attn Mutual Fund Dept
101 Montgomery Street
San Francisco, CA 94104-4122

FTC & CO Attn Datalynx **                                                     324,130.209                               7.25%
House Account
PO Box 173736
Denver CO  80217-3736

CMTA-GMPP & Allied Workers Pens Tr                                            322,273.442                               7.21%
C/O Associated Third Party
Administrators
1640 South Loop Road
Alameda CA 94502-7089



                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------
Daniel Koshland Jr                                                            312,500.000                               6.99%
Charitable Remainder Unitrust
PO Box 7310
Menlo Park CA 94026-731

BAC Local #19 Pension Trust                                                   309,384.482                               6.92%
C/O Allied Administrators Inc
777 Davis Street
San Francisco, CA 94111-1405

Koseland Family Partnership LP                                                305,436.775                               6.83%
PO Box 7310
Menlo Park CA 94026-7310

Pacific Life Foundation                                                       238,748.562                               5.34%
700 Newport Center Drive
Newport Beach, CA 94026-7310


Administrative Class

Nationwide Trust Co FBO                                                       495,487.273                              16.08%
Kvaerner Inc 401K Savings Plan
PO Box 1412
Austin,  TX  78767-1412


                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------

MLPF&S For the Sole Benefit **                                                451,876.756                              11.62%
of its customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Teamsters Union Loc No 52 Pen Fd                                              473,877.194                              12.18%
6511 Eastland Road Suite 160
Brookpark OH, 44142


B Class

MLPF&S For the Sole Benefit  **                                             1,019,749.359                              21.68%
of its customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


C Class

MLPF&S For the Sole Benefit  **                                               894,800.926                              12.10%
of its customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484


D Class

Charles Schwab & Co Inc  **                                                   693,895.506                              92.11%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104-4122


                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------

Renaissance Fund

Institutional Class

Pacific Mutual Life Insurance Co                                              752,252.839                              17.73%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach CA 92660-6397

Mori & Co  **                                                                 714,395.784                              16.84%
Attn Mutual Funds
PO Box 13366
Kansas City MO 64199-3366

HOCO  **                                                                      661,187.989                              15.58%
Attn Mutual Funds
PO Box 13366
Kansas City MO 64199-3366

Charles Schwab & Co  **                                                       296,795.161                               7.00%
Special Custody Account
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104-4122

                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------


Reliance Trust CO **                                                          246,993.216                               5.82%
FBO Omnibus 12
PO Box 48449
Atlanta, GA  30362-1449


Administrative Class

Chase Manhattan Bank TTEE FBO                                                 113,746.812                              53.04%
Metlife Defined Contribution Group
3 Metro Tech Center Fl 6
Brooklyn NY 11245-0001

American Express Trust Company                                                 28,676.316                              13.37%
FBO American Express
Trust Retirement Service Plan
PO Box 534
Minneapolis MN 55440-0534
Transco & Co **                                                                24,758.464                              11.54%
105 N. Main
PO Box 48698
Wichita, KS  67201-8698

Wells Fargo Bank MN NA                                                         20,732.701                               9.67%
Admin Class Reinvest Loc 27
PO Box 1533
Minneapolis MN 55479-0001


                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------

Donaldson Lufkin & Jenrette Secs                                               20,121.890                               9.38%
One Pershing Plaza
Jersey City NJ 07399-0001


A Class

Boston Safe Deposit & Trust TR                                              4,414,962.386                              12.29%
FBO KMART 401K Profit Sharing Plan
135 Santilli Highway
Everett MA 02149

MLPF&S For the Sole Benefit  **                                             4,644,823.865                              12.93%
of its Customers
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246-6484


B Class

MLPF&S For the Sole Benefit  **                                             5,237,958.877                              19.30%
of its Customers
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246-6484


C Class

MLPF&S For the Sole Benefit  **                                             7,628,069.230                              17.81%
of its Customers
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246-6484



                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------
D Class

Charles Schwab & Co Inc  **                                                 2,007,061.911                              65.56%
Special Custody Account
FBO Customers
101 Montgomery St
San Francisco CA 94104-4122



Growth & Income Fund

Institutional Class

Charles Schwab & Co Inc  **                                                   208,509.620                              27.64%
Special Custody Account
FBO Customers
101 Montgomery St
San Francisco CA 94104-4122

PFPC FBO LPL Supermarket Program                                              108,935.206                              14.44%
211 S Gulph Rd
King of Prussia PA 19406-3101

DLJ  **
Pershing Division                                                              81,293.861                              10.78%
PO Box 2052
Jersey City NJ 07303-2052

National Investor Services Corp  **                                            96,670.818                              12.82%
For the Exclusive Benefit of our Customers
55 Water Street 32nd Floor
New York NY 10041-0028


                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------


State Street Bank & Trust Co Cust                                              54,332.574                               7.20%
John W. Barnum
901 E Cary St
Richmond VA 23219-4057

National Investor Services Corp  **                                            63,544.737                               8.42%
Exclusive Benefit of our Customers
PO Box 3908
Church Street Station
New York NY 10008-3908


A Class

MLPF&S For the Sole Benefit  **                                               207,535.825                              13.27%
FBO Cust
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246

Khosrow B Semnani                                                             113,475.196                               7.25%
PO Box 3508
Salt Lake City UT 84110


B Class

MLPF&S For the Sole Benefit  **                                               190,830.140                              10.40%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------

C Class

MLPF&S For the Sole Benefit  **                                               224,691.975                              11.07%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

PIMCO Advisors LP                                                               1,035.821                              89.10%
888 San Clemente Drive
Suite 100
Newport Beach CA 92660



Growth Fund

Institutional Class

Pacific Mutual Life Insurance Co                                              522,171.582                              41.77%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach CA 92660

Charles Schwab & Co Inc  **                                                   134,722.518                              10.78%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104

                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------



CMTA-GMPP & Allied Workers Pens Tr                                            137,986.971                              11.04%
C/O Associated Third Party
1640 South Loop Road
Alameda CA 94502

BAC Local #19 Pension Trust                                                   127,077.419                              10.17%
C/O Allied Administrators Inc
777 Davis Street
San Francisco CA 94111

Pacific Life Foundation                                                        98,092.162                               7.85%
700 Newport Center Drive
Newport Beach CA 92660

60/40 Portfolio                                                                76,525.673                               6.12%
PIMCO Advisors LP
888 San Clement Drive, Suite 100

California Race Track Association                                              75,270.466                               6.02%
PO Box 67
La Verne CA 91750-0067






                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------


A Class

MLPF&S for the Sole Benefit   **                                              556,770.444                               8.24%
of its Customers
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246


B Class

MLPF&S for the Sole Benefit   **                                            1,247,649.056                              18.50%
of its Customers
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit   **                                            7,345,291.600                              11.53%
of its Customers
4800 Deer Lake Dr E FL 3
Jacksonville FL 32246


D Class

Charles Schwab & Co Inc  **                                                     1,873.494                              61.17%
Special Custody Accounts
FBO Customers
101 Montgomery St
San Francisco CA 94104

                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------


NFSC FBO FMT Co Cust IRA                                                          640.752                              20.92%
7 Forest Park Cir
Lake St Louis MO 63367

NFSC FBO Castleman                                                                540.604                              17.65%
2704 Lakeland Dr
Nashville TN 37214



Select Growth

Institutional Class

Charles Schwab & Co Inc  **                                                   157,485.671                              72.37%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery St
San Francisco CA 94104

State Street Bank & Trust Co Cust                                              37,432.753                              17.20%
901 E Cary St
Richmond VA 23219

National Financial Services  **                                                13,293.588                               6.11%
Corp for the Exclusive Benefit of our Cust
PO Box 3908
Church Street Station
New York NY 10008


Administrative Class

National Financial Services Corp  **                                            6,694.228                              84.15%
For the Exclusive Benefit
1 World Financial Center
200 Liberty Street



                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------



Raymond James & Assoc Inc CSDN                                                    443.260                               5.57%
211 Groveland Ave
Raleigh NC  27605-1630
New York NY 10281

Raymond James & Assoc Inc CSDN                                                    520.291                               6.54%
196 Fellowship Bept Church Rd
Millington TN 38053



B Class

MLPF&S for the Sole Benefit  **                                                52,848.326                               8.26%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

STRAFE & CO FAO                                                                 7,385.524                              80.32%
Edwin & Wilma Parker LLC
PO Box 160
Westerville OH 43086

NFSC FBO Adlakha                                                                  967.547                              10.52%
556 Pinewood Dr
Longmeadow MA 01106



                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------

Target Fund

Institutional Class

PUBLIX Super Market Charities                                               1,976,284.585                              60.52%
Investment Manager
PO Box 32018
Lakeland Fl 33802

Pacific Mutual Life Insurance Co                                              482,036.638                              14.76%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach CA 92660

Charles Schwab & Co Inc  **                                                   215,373.321                               6.60%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104


A Class

MLPF&S for the Sole Benefit  **                                             2,152,464.686                              15.64%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246




                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------
B Class

MLPF&S for the Sole Benefit  **                                             3,223,784.606                              23.92%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit  **                                            14,389,698.724                              22.35%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

Charles Schwab & Co Inc  **                                                    41,951.389                              60.77%
Special Custody Accounts
101 Montgomery St
San Francisco CA 94104

STRAFE & CO FAO                                                                16,286.010                              23.59%
Edwin & Wilma Parker LLC Custody
PO Box 160
Westerville OH 43086





                                                                               Shares of                         Percentage of
                                                                               Beneficial                     Outstanding Shares of
                                                                               Ownership                           Class Owned
                                                                               ----------                     ---------------------

Opportunity Fund
Administrative Class

American Express Trust Co                                                     161,602.621                              28.20%
for the Benefit of American Express
Trust Retirement Service Plan
PO Box 534
Minneapolis MN 55440

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
A Class

American Express Trust Co                                                     878,227.609                              19.51%
FBO Wesco Distr Inc
Retirement Savings Plan
733 Marquette Ave N10/996
Minneapolis MN 55402


B Class

MLPF&S for the Sole Benefit  **                                               139,971.287                               9.65%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit  **                                             2,685,173.064                              17.92%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Innovation Fund

Institutional Class

BNY Midwest Trust Co TTEE                                                     409,881.599                              41.71%
Sun Microsystems Tax Deferred
Savings Plan Trust
209 W Jackson Blvd Suite 700
Chicago IL 60606

FIIOC as Agent for                                                            214,986.003                              21.88%
Certain employee benefits IRANS
100 Magellan Way KW1C
Covington KY 41015

Charles Schwab & Co Inc  **                                                   128,673.289                              13.09%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104

Minnesota Life                                                                 99,575.171                              10.13%
100 Robert St N
Mailstation 9-3466
Saint Paul MN 55101

HSBS Bank USA TTEE FBO                                                         78,062.207                               7.94%
AAA Western and Central NY 401K
PO Box 1329
Buffalo NY  14240-1329


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Administrative Class

Putnam Fiduciary Trust Co TTEE FBO                                             76,203.909                              50.25%
Radisys Corporation 401K Saving Plan
Mailstop N3G
1 Investors Way
Norwood MA 02062-1599

T Rowe Price Trust Co FBO                                                      39,575.177                              26.09%
Retirement Plan Clients
Asset Reconciliation
PO Box 17215

Northern Trust Co FBO                                                          11,010.840                               7.26%
Arthur Anderson LLP Prof. Sharing
PO Box 17215

Bank of NY as TTEE                                                              8,657.847                               5.71%
3 Manhattanville Road
Suite 103
Purchase, NY  10577-2138

FIIOC as Agent for                                                              7,679.599                               5.06%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
A Class

MLPF&S for the Sole Benefit  **                                             4,807,084.675                              19.23%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


B Class

MLPF&S for the Sole Benefit  **                                             4,467,969.395                              16.37%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit  **                                             5,616,416.790                              16.33%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

Charles Schwab & Co Inc  **                                                   988,974.193                              73.61%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------


Healthcare Innovation Fund

Institutional Class
PIMCO Advisors LP                                                             107,534.769                             100.00%  *
888 San Clemente Dr Suite 100
Newport Beach Ca 92660


A Class

DLJ  **                                                                        10,585.084                              10.63%
Securities Corporation nc
PO Box 2052
Jersey City NJ 07303

Painewebber for the Benefit of                                                  5,435.427                               5.46%
Anna Goldenson
Alan Share TTEES Raymond
7000 N McCormick
Lincolnwood IL 60712

Bear Stearns Securities Corp                                                    5,502.063                               5.53%
1 Metrotech Center North
Brooklyn NY 11201

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
B Class

Painewebber for the Benefit of                                                  5,760.185                               5.74%
Painewebber CDN FBO
Eric S Krafft
PO Box 3321
Weehawken NJ 07087


D Class

PIMCO Advisors LP                                                               1,120.493                              99.72%
800 Newport Center Dr
Newport Beach CA 92660

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Global Innovation

Institutional Class

Glenn S Schafer and Susan E Schafer                                            13,933.432                              69.19%
TTEEs of the Schafer Family Trust
U/D/T Date 12/1/93
24366 Santa Clara Ave
Dana Point CA 92529

FTC & Co Attn Datalynx  **                                                      6,203.814                              30.81%
House Account
PO Box 173736
Denver Co 80217-3736

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
A Class

MLPF&S for the Sole Benefit  **                                               750,686.224                             11.629%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


B Class

MLPF&S for the Sole Benefit  **                                             1,025,888.608                              17.80%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit  **                                             1,456,784.951                              14.89%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

Charles Schwab & Co  **                                                       233,176.445                              71.47%
Special Custody Accounts
FBO Customers
101 Montgomery st
San Francisco CA 94104

DLJ  **                                                                        49,091.802                              15.05%
Securities Corporation Inc
PO Box 2052
Jersey City NJ 07303


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Select International Fund

Institutional Class

60/40 Portfolio                                                             1,270,742.212                              74.35%
PIMCO Advisors LP
888 San Clemente Dr Suite 100
Newport Beach CA 92660

Legg Mason Trust FSB                                                          340,927.090                              19.95%
100 Light St
Baltimore MD 21202

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
A Class

MLPF&S for the Sole Benefit  **                                               120,600.256                               8.44%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


B Class

MLPF&S for the Sole Benefit  **                                               122,159.000                              11.17%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit  **                                               981,450.607                               9.85%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246

D Class

PIMCO Advisors LP                                                               1,492.537                             100.00%
800 Newport Center Drive
Newport Beach CA 92660

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Mega-Cap Fund

Institutional Class

PIMCO Advisors LP                                                             338,852.664                             100.00%  *
800 Newport Center Drive
Newport Beach CA 92660



Capital Appreciation

Institutional Class

Charles Schwab & Co Inc  **                                                 2,814,363.252                              18.00%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
PFPC FBO LPL Supermarket Program  **                                        1,686,267.909                              10.78%
211 S. Gulph Rd
King of Prussia PA 19406

First Union National Bank FBO                                                 995,585.421                               6.37%
Circuit City Stores Inc
1525 West WT Harris Blvd
CMG 3C4 NC 1151
Charlotte NC 28262

University of Alaska Foundation                                               915,087.389                               5.85%
Foundation Accounting
PO Box 755120
Fairbanks AK 99775


Administrative Class

FIIOC as Agent for                                                          4,755,642.563                              39.65%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015

The Reynolds and Reynolds Company                                           2,168,906.234                              18.08%
401K Savings Plan c/o The Chase Manhattan Bank as TTEE
PO Box 419784
Kansas City, MO  64141-6784

First Union National Bank  **                                               1,431,456.157                              11.93%
401 S Tryon St FRB-3
Mail Code CMG-2-1151
Charlotte NC 28202

                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
BISYS Brokerage Services Inc                                                1,057,707.063                               8.82%
Invesco Trust Co TTEE
FBO ISG 401K Savings Plan
PO Box 4054
Concord CA 94524


A Class

MLPF&S for the Sole Benefit   **                                            1,382,737.028                              21.90%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246

Prudential Securities Inc FBO                                                 758,836.716                              12.02%
Prudential Retirement Services
Administrator for NYC Health & Hospital Corp
PO Box 9999
Scranton PA 18507

Prudential Securities Inc FBO                                                 711,565.291                              11.27%
Prudential Retirement Services
Snohomish County Public Utility
PO Box 5310
Scranton PA  18507




                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
B Class

MLPF&S for the Sole Benefit   **                                              623,702.339                              14.32%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit   **                                              687,331.691                              13.46%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

Charles Schwab & Co Inc  **                                                   154,563.659                              77.64%
Special Custody Accounts FBO Customers
101 Montgomery St
San Francisco CA 94104




                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Mid-Cap Fund

Institutional Class

Charles Schwab & Co Inc  **                                                11,944,904.291                              45.32%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104


Administrative Class

FIIOC as Agent for  **                                                      4,073,691.030                              58.62%
Certain Employee Benefits Trans
100 Magellan Way KW1C
Covington KY 41015

First Union National Bank                                                     585,308.676                               8.42%
401 S Tryon St FRB-3
Attn CMG Fiduciary Op Fund Gr
Mail Code CMG-2-1151
Charlotte NC 28202


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Centurion Trust Company  **                                                   539,858.739                               7.77%
FBO Omnibus/Centurion Cap Mgmt
2425 EB Camelback Road Suite 530
Phoenix AZ 85016

New York Life Trust Company                                                   355,310.275                               5.11%
51 Madison Ave
New York NY 10010-1603




A Class

MLPF&S for the Sole Benefit  **                                             1,741,662.851                              26.42%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


B Class

MLPF&S for the Sole Benefit  **                                               753,808.742                              17.22%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246



                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
C Class

MLPF&S for the Sole Benefit  **                                               661,540.831                              13.42%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

Charles Schwab & Co Inc  **                                                   283,496.731                              88.45%
Special Custody Accounts
FBO Customers
101 Montgomery St
San Francisco CA 94104



Micro-Cap Fund

Institutional Class

Charles Schwab & Co Inc  **                                                 1,685,248.337                              18.02%
Special Custody Accounts
FBO Customers
101 Montgomery St
San Francisco CA 94104

Mac & Co  **                                                                1,344,794.435                              14.38%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230

BNY Clearing Services LLC  **                                               1,183,398.743                              12.65%
Wendel & Co
111 East Kilbourn Ave
Milwaukee WI 53202


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Mac & Co  **                                                                  991,452.158                              10.60%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230

Bost & Co  **                                                                 967,319.166                              10.34%
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230

The Northern Trust Co TTEE                                                    561,318.635                               6.00%
Toyota Directed Retirement Trust
PO Box 92956
Chicago IL 60675

US Bank National Assoc Cust                                                   502,411.297                               5.37%
Comm Invest Group - Cadence Mic CP
Trust Mutual Funds, SPFT0912
PO Box 64010
St Paul MN 55164


Administrative Class

Centurion Trust Co  **                                                        815,325.836                              91.56%
FBO Omnibus/Centurion Cap Mgmt
2425 EB Camelback Road Suite 530
Phoenix AZ 85016

New York Life Trust Co                                                         54,764.709                               6.15%
52 Madison Ave Room 117A
New York NY 10010




                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Small Cap Value

Institutional Class

FIIOC as Agent for  **                                                        400,098.732                              20.80%
Certain Employee Benefits Trams
100 Magellan Way KW1C
Covington KY 41015

Charles Schwab & Co Inc  **                                                   431,714.257                              22.44%
Special Custody Account
FBO Customers
101 Montgomery Street
San Francisco CA 94104

Putnam Fiduciary Trust Co FBO                                                 202,161.458                              10.51%
Idaho Poker Co Employee Sav Plan
Mailstop N3G
1 Investors Way
Norwood MA 02062

Hubb & Co **                                                                  113,315.248                               5.89%
665 Locust Street
Des Moines IA 50309-3702

Wilbranch & Co **                                                              98,212.641                               5.11%
PO Box  2887
Wilson NC 27894-2887


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Administrative Class

National Financial Services Corp  **                                          207,054.979                              19.69%
for the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York NY 10281

American Express Trust Co                                                     152,156.104                              14.47%
for the Benefit of American Express
Trust Retirement Service Plan
N10/996
PO Box 534
Minneapolis MN 55440

Wells Fargo Bank MN NA FBO                                                    126,513.043                              12.03%
Heller Financial Corp Def Comp
PO Box 1533
Minneapolis MN 55480

New York Life Trust Co                                                         84,654.931                               8.05%
51 Madison Ave Room 117A
New York NY 10010



                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
A Class

MLPF&S for the Sole Benefit  **                                             1,742,720.357                              19.48%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246

Wells Fargo Bank MN NA Cust                                                 1,353,635.246                              15.13%
FBO Dain Rauscher
PO Box 1533
Minneapolis MN 55480


B Class

MLPF&S for the Sole Benefit  **                                             1,095,101.693                              18.30%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246

C Class

MLPF&S for the Sole Benefit  **                                             1,871,335.532                              27.66%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246




                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Tax Efficient Equity Fund

Institutional Class

Loni Auston Parrish UAW                                                        12,574.156                              23.14%
Joan D Austin DTD 12/26/86
FBO Ashley Nicole Parrish
C/O Austin Industries
PO Box 1060
Newberg OR 97132

Loni Auston Parrish UAW                                                        11,199.270                              20.61%
G Austin Jr DTD 12/26/86
FBO Ashley Nicole Parrish
C/O Austin Industries
PO Box 1060
Newberg OR 97132

Loni Auston Parrish UAW                                                        10,745.961                              19.78%
G Austin Jr DTD 9/26/88
FBO Jessica Danielle Parrish
C/O Austin Industries
PO Box 1060
Newberg OR 97132

Loni Auston Parrish UAW                                                        10,745.961                              19.78%
Joan D Austin DTD 9/26/88
FBO Jessica Danielle Parrish
C/O Austin Industries
PO Box 1060
Newberg OR 97132

Scott N Parrish                                                                 9,066.183                              16.69%
C/O Austin Industries
PO Box 1060
Newberg OR 97132



                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Administrative Class

Centurion Trust Co  **                                                        840,684.962                              53.46%
FBO Omnibus/Centurion Cap Mgmt
2425 EB Camelback Road Suite 530
Phoenix AZ 85016


A Class

NFSC FEBO                                                                      91,899.251                              14.93%
Robb Charitable Trust
Richard A Robb
41 Morton St Unit 15
Jamaica Plain MA 02130

MLPF&S for the Sole Benefit  **                                                57,519.570                               9.35%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246

Corporates/Equities                                                            42,824.236                               6.96%
60 Wall Street 14th Floor
New York NY 10260



                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
B Class

MLPF&S for the Sole Benefit  **                                               184,947.553                              20.94%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


C Class

MLPF&S for the Sole Benefit  **                                               263,581.363                              20.00%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246


D Class

National Investors Services Corp  **                                            6,752.412                              87.86%
for Exclusive Benefit
of our Customers
55 Water St 32nd Fl
New York NY 10041

PIMCO Advisors LP                                                                 932.836                              12.14%
800 Newport Center Dr
Newport Beach CA 92660



Structured Emerging Markets Fund

Institutional Class

Berkelee College of Music Inc                                                 737,567.144                              25.79%
1140 Boylston St
Boston MA 02215


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Fleet National Bank FBO Hartford Foundation                                   452,135.478                              15.81%
PO Box 92800
Rochester NY 14692

Munson Williams Proctor Institute                                             417,138.538                              14.59%
310 Genesee Street
Utica NY 13502

Brockton Health Corp Endowment                                                291,579.965                              10.20%
680 Centre St
Brockton MA 02302

The Reeves Foundation                                                         191,202.445                               6.69%
115 Summit Avenue
Summit NJ 07901

Wentworth Douglass Hospital                                                   169,935.947                               5.94%
789 Central Ave
Dover NH 03820

Brockton Hospital Pension Trust                                               156,815.154                               5.48%
680 Centre St
Brockton MA 02302



Tax-Efficient Structured Emerging Markets

Institutional Class

Alscott Investments LLC                                                     1,029,413.451                              14.40%
PO Box 70001
Boise ID 83707

Charles Schwab & Co Inc  **                                                 1,042,918.209                              14.59%
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco CA 94104


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Rede & Co  **                                                                 708,643.576                               9.91%
4380 SW Macadam Ave Suite 450
Portland OR 97201


FTC & Co Attn: Datalynx **                                                    676,677.076                               9.46%
House Acount
PO Box 173736
Denver CO 80217-3736

Waycross Inc
International Equity Fund II                                                   64,607.156                               9.04%
PO Box 9300
Minneapolis MN 55440

Alscott Investments LLC
PO Box 70001                                                                  496,723.162                               6.95%
Boise ID 83707

Northern Trust Co Cust FBO
George F Russell & Jane T Russell                                             412,284.378                               5.77%
Community Property
Mutual Funds - C1S
PO Box 92956
Chicago IL 60675



NFJ Equity Income Fund

Institutional Class

Northern Trust Co TTEE FBO
A M Castle & Co Employees Pension                                           1,154,633.348                            52.61%*
Plan Equity Segment
PO Box 92956
Chicago IL 60675

Miter & Co  **
C/O Marshall & Ilsley Trust Co                                                838,987.943                            38.23%*
(Plymouth Tubb)
PO Box 2977
Milwaukee WI 53201


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Charles Schwab & Co Inc  **
Special Custody Acct FBO Cust                                                 283,543.298                              12.92%
101 Montgomery St
San Francisco CA 94104

Northern Trust Co Cust
FBO Dallas Symphony                                                           196,149.223                               8.94%
PO Box 92956
Chicago IL 60675


Administrative Class

First Union National Bank
401 S Tryon St FRB-3                                                           85,172.051                             100.00%
Attn CMG Fiduciary Op Fund Gr
Mail Code: CMG-2-1151
Charlotte NC 28202

Class A

PIMCO Advsiors LP
888 San Clemente Dr Suite 100                                                     884.173                              79.41%
Newport Beach CA  92660

BSDT Cust Rollover IRA FBO
Sharon J. Martin
171 Payran Street                                                                 229.208                              20.59%
Petaluma CA  94952


Class B

PIMCO Advsiors LP
888 San Clemente Dr Suite 100                                                     884.173                              18.91%
Newport Beach CA  92660

NFSC FBO Donald Devine
12 Northlake Circle                                                             3,190.041                              68.23%
White Plains, NY  10605


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
NFSC FBO Laura Baldwin-de-Wortman
137 Llewellyn Sruve                                                               601.200                              12.86%
New Canaan, CT  06480


Class C

PIMCO Advsiors LP
888 San Clemente Dr Suite 100                                                     884.173                             100.00%
Newport Beach CA  92660

Class D

PIMCO Advsiors LP
888 San Clemente Dr Suite 100                                                     884.173                             100.00%
Newport Beach CA  92660



NFJ Value Fund

Institutional Class

Mark S Geller DDS MSD Inc
Profit Sharing Trust                                                           15,037.183                              15.24%
1220 Coit Road #108
Plano TX 75075

Charles Hutto DDS Target Benefit Pl
430 N High                                                                     13,220.685                              13.40%
Henderson TX 75652

Sydney Teague
8721 Mendocino Dr                                                              12,552.680                              12.72%
Austin TX 78735

Sue Roberts Sloan
C/O Kirkpatrick, Klein & Mathis                                                10,910.161                              11.06%
4901 LBJ Fwy Suite 120
Dallas TX 75244

Residuary Trust U/W/O
Mathew C Roberts III                                                           10,419.281                              10.56%
C/O Kirkpatrick, Klein & Mathis
4901 LBJ Fwy Suite 120
Dallas TX 75244


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Jean C Beasley
PO Box 191245                                                                   7,047.982                               7.14%
Dallas TX 75219

Charles Schwab & Co Inc  **
Special Custody Account FBO Cust                                                6,748.598                               6.84%
101 Montgomery St
San Francisco CA 94104

Anna J Armstrong
4128 Amherst                                                                    6,056.855                               6.14%
Dallas TX 75225

Chris Najork
Linda Najork                                                                    5,783.023                               5.86%
JT Ten WROS NOT TC
1632 Promontory Dr
Cedar Hill TX 75104


Asset Allocation Fund
---------------------

Institutional

Charles Schwab & Co  **
Special Custody Account                                                         1,509.677                              56.11%
FBO Customers
101 Montgomery Street
San Francisco CA 94104

PIMCO Advisors LP
888 San Clemente                                                                1,181.087                              43.89%
Newport Beach CA 92660



                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
Administrative

PIMCO Advisors LP
888 San Clemente                                                                1,173.837                             100.00%
Newport Beach CA 92660


A Class

BSDT Cust Rollover IRA FBO
Edmund A Louie                                                                 40,933.392                               8.84%
1165 Corvallis Dr
San Jose CA 95120

Peter J & Adele L Turkovich TTEE
Turkovich Family Trust                                                         25,237.890                               5.45%
UDT U/A DTD 3/8/84
2120 Carmelita Ave
Burlingame CA 94010

Dain Rauscher Custodian
Ronald M Brodkey IRA                                                           24,680.207                               5.33%
13712 Hickory Cir
Omaha NE 68144


                                                                              Shares of                            Percentage of
                                                                              Beneficial                       Outstanding Shares of
                                                                              Ownership                              Class Owned
                                                                             ------------                      ---------------------
B Class

MLPF&S for the Sole Benefit  **                                               206,157.749                              19.19%
of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246

Select Value Fund
-----------------

Institutional

PIMCO Advisors LP
888 San Clemente                                                               99,673.910                             100.00%
Newport Beach CA 92660


* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Funds, as that term is defined in the 1940 Act.
**  Shares are believed to be held only as nominee.


PART C.  OTHER INFORMATION

Item 23.  Exhibits.

          The letter of each exhibit relates to the exhibit designation in Form N-1A:

          (a) Form of Second Amendment and Restated Agreement and Declaration of Trust (2)

          (b)  (1)  Form of Amended and Restated Bylaws (19).

          (c) (1) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust (2)

               (2) Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders' Voting Powers and Meetings) of the Amended and Restated Bylaws (19).

          (d)  (1)   (i)  Form of Amended and Restated Investment Advisory
                          Agreement dated as of May 5, 2000 (19).

                     (ii) Form of Addendum to Investment Advisory Agreement to
                          add the Cadence Capital Appreciation and Cadence Mid-Cap Growth Funds, to be filed by amendment.

                    (iii) Form of Addendum to Investment Advisory Agreement to
                          decrease the advisory fee rate with respect to PIMCO Growth & Income Fund (f/k/a PIMCO Mid-Cap Equity Fund) and to add the PIMCO Healthcare Innovation, PIMCO Internet Innovation, PIMCO Small-Cap Technology, PIMCO Telecom Innovation, PIMCO Electronics Innovation, PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth, PIMCO/Allianz Select World and PIMCO/Allianz Emerging Markets Funds (19).

                    (iv) Form of Addendum to Investment Advisory Agreement to add the Select Value Fund (24).


                     (v) Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund, PIMCO RCM Europe Fund, PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Tax-Managed Growth Fund, PIMCO RCM Mid-Cap Fund, PIMCO RCM Small-Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Balanced Fund and PIMCO RCM Global Equity Fund, filed herewith.




                 (2) (i) Form of Portfolio Management Agreement with NFJ Investment Group (19).

                    (ii) Form of Portfolio Management Agreement with Cadence Capital Management (19).

                   (iii) Portfolio Management Agreement with Parametric Portfolio Associates (24).

                         (iv) Form of Portfolio Management Agreement with PIMCO/Allianz Investment Advisors LLC (20).

                         (v) Form of Portfolio Management Agreement with Dresdner RCM Global Investors LLC, filed herewith.




              (e)  (1)  Form of Distribution Contract (19).

                   (2) Form of Supplement to Distribution Contract to add the Cadence Capital Appreciation and Cadence Mid-Cap Growth Funds, to be filed by amendment.

                   (3) Form of Supplement to Distribution Contract to add the PIMCO Growth & Income, PIMCO Healthcare Innovation, PIMCO Internet Innovation, PIMCO Small-Cap Technology, PIMCO Telecom Innovation, PIMCO Electronics Innovation, PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth, PIMCO/Allianz Select World and PIMCO/Allianz Emerging Markets Funds (19).

                   (4)  Form of Dealer Agreement (21).

                   (5) Form of Supplement to Distribution Contract to add the Select Value Fund (24).

                   (6) Form of Supplement to Distribution Contract to add the PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund, PIMCO RCM Europe Fund, PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Tax-Managed Growth Fund, PIMCO RCM Mid-Cap Fund, PIMCO RCM Small-Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Balanced Fund and PIMCO RCM Global Equity Fund, filed herewith.




              (f)       Not Applicable.

              (g)  (1)  Form of Custody and Investment Accounting Agreement
                        dated January 1, 2000 with State Street Bank & Trust Company (19).

                   (2) Form of Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company (24).

              (h)  (1)  Form of Amended and Restated Administration Agreement
                        between the Trust and PIMCO Advisors L.P. (19).

                        (i) Revised Schedule to Administrative Agreement (Exhibit A) as of December 6, 2001, filed herewith.

                   (2) Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company (4)

                   (3) Form of Amendment to Administration Agreement (to include Class D shares) between PIMCO Advisors L.P. and Pacific Investment Management Company (11)

                   (4)  Form of Agency Agreement and Addenda (1)

                   (5)  Form of Addendum to Agency Agreement (4)

                   (6)  Form of Assignment of Agency Agreement (4)

                   (7)  Form of Addendum to Agency Agreement (6)

                   (8) (i) Form of Transfer Agency and Services Agreement with National Financial Data Services (23).

                       (ii) Form of Transfer Agency and Services Agreement with First Data Investor Services Group, Inc. dated November 9, 1998, as amended July 20, 1999 (19).

                             (a) Amendment Number Two to the Transfer Agency and
                                 Series Agreement with First Data Investor
                                 Services Group, Inc. (24).

                       (iii) Form of Transfer Agency and Services Agreement with
                             State Street Bank and Trust Company, including Form of Novation and Amendment of Transfer Agency Agreement, filed herewith.



                    (9) Form of Service Plan for Institutional Services Shares
                        (6)

                   (10) Form of Administrative Services Plan for Administrative
                        Class Shares (4)

              (i)       Opinion and Consent of Counsel (6)

              (j)  (1)  Consents of PricewaterhouseCoopers LLP.

                        (i)    Consent dated October 30, 2000 (20)

                        (ii)   Consent dated November 13, 2000 (22)

                        (iii)  Letter dated October 26, 1999 from
                               PricewaterhouseCoopers LLP to the Securities and Exchange Commission. (14)

                        (iv)   Consent dated October 29, 2001 (25)


                        (v)    Consent dated December 28, 2001 filed herewith.


                   (2)  Consent and Opinion of Coopers & Lybrand LLP (6)

              (k)       Not Applicable

              (l)       Initial Capital Agreement (6)

              (m)  (1)  Form of Distribution and Servicing Plan (Class A) (4)

                   (2)  Form of Distribution and Servicing Plan (Class B) (4)

                   (3)  Form of Distribution and Servicing Plan (Class C) (4)

                   (4) Form of Distribution Plan for Administrative Class Shares (4)

                   (5) Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included in Exhibit (h)(1).


              (n)  (1)  Form of Amended and Restated Multi-Class Plan (21)

                   (2) Amended and Restated Multi-Class Plan dated September 19, 2001. (25)


              (p)  (1)  Code of Ethics of the Registrant (19)

                   (2) Code of Ethics of PIMCO Advisors L.P., PIMCO/Allianz International Advisors LLC, Cadence Capital Management, NFJ Investment Group and Parametric Portfolio Associates
                        (19)

                   (3)  Code of Ethics of Blairlogie Capital Management (19)


                   (4) Code of Ethics of Dresdner RCM Global Investors LLC, filed herewith.



                   (5)  Code of Ethics of PIMCO Funds Distributors LLC (19)

              (q)  (1)  Powers of Attorney and Certificate of Secretary (1)

                   (2) Power of Attorney for E. Philip Cannon, Donald P. Carter, Gary A. Childress, William D. Cvengros, John P. Hardaway, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, Richard L. Nelson, Lyman W. Porter and Alan Richards (5)

                   (3)  Power of Attorney for Kenneth M. Poovey (16)

--------------------
1 Incorporated by reference from Post-Effective Amendment No. 22 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

2 Incorporated by reference from Definitive Proxy Statement of the Trust (File No. 811-06161), as filed on November 7, 1996.

3 Incorporated by reference from Post-Effective Amendment No. 33 to the Trust's Registration Statement on Form N-1A of PIMCO Advisors Funds (File No. 2-87203), as filed on November 30, 1995.

4 Incorporated by reference from Post-Effective Amendment No. 25 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on January 13, 1997.

5 Incorporated by reference from Post-Effective Amendment No. 27 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on October 10, 1997.

6 Incorporated by reference from Post-Effective Amendment No.28 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 1997.

7 Incorporated by reference from Post-Effective Amendment No. 30 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on March 13, 1998.

8 Incorporated by reference from Post-Effective Amendment No. 32 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on April 21, 1998.

9 Incorporated by reference from Post-Effective Amendment No. 33 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on June 30, 1998.

10. Incorporated by reference from Post-Effective Amendment No. 34 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on July 2, 1998.

11. Incorporated by reference from Post-Effective Amendment No. 36 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on October 30, 1998.

12. Incorporated by reference from Post-Effective Amendment No. 38 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on March 31, 1999.

13. Incorporated by reference from Post-Effective Amendment No. 39 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on May 25, 1999.

14. Incorporated by reference from Post-Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on October 29, 1999.

15. Incorporated by reference from Post-Effective Amendment No. 44 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on December 14, 1999.

16. Incorporated by reference from Post-Effective Amendment No. 46 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on March 27, 2000.

17. Incorporated by reference from Post-Effective Amendment No. 47 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on March 31, 2000.

18.  Not Applicable.

19. Incorporated by reference from Post-Effective Amendment No. 51 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on August 17, 2000.

20. Incorporated by reference from Post-Effective Amendment No. 53 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2000.

21. Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-54506), as filed on January 29, 2001.

22. Incorporated by reference from Post-Effective Amendment No. 54 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on November 13, 2000.

23. Incorporated by reference from Post-Effective Amendment No. 55 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on April 6, 2001.

24. Incorporated by reference from Post-Effective Amendment No. 59 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on August 31, 2001.




25. Incorporated by reference from Post-Effective Amendment No. 64 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2001.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

          Not applicable.

Item 25.  Indemnification

     Reference is made to Article VIII, Section 1, of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Second Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor and Portfolio Managers.

     Unless otherwise stated, the principal business address of each organization listed is 888 San Clemente, Newport Beach, CA 92660.

                              PIMCO Advisors L.P.

Name                 Position with Advisor         Other Affiliations

Joachim Faber, Dr.   Chief Executive Officer       Member of the Board
                     and Managing Director         of Allianz AG


Udo Frank            Managing Director             Managing Director and Chief
                                                   Investment Officer of Allianz
                                                   Asset Advisory and Management
                                                   GmbH


Robert M. Fitzgerald Executive Vice President      Chief Financial Officer and
                                                   Treasurer, Cadence Capital
                                                   Management, Inc., NFJ
                                                   Investment Group, NFJ
                                                   Management, Inc., Parametric
                                                   Portfolio Associates,
                                                   Parametric Management, Inc.,
                                                   Pacific Investment Management
                                                   Company LLC and StocksPLUS
                                                   Management, Inc.; Chief
                                                   Financial Officer, Cadence
                                                   Capital Management; Executive
                                                   Vice President and Chief
                                                   Financial Officer, Value
                                                   Advisors LLC; and Chief
                                                   Financial Officer PIMCO Funds
                                                   Advertising Agency.


David C. Flattum     Managing Director and         Managing Director,
                     General Counsel               Allianz-Paclife Partners
                                                   LLC; Managing Director and
                                                   Head of Corporate Services,
                                                   Allianz Asset Management of
                                                   America LLC.


Kenneth M. Poovey    Managing Director             Chief Executive Officer,
                     and Chief Operating Offiver   Value Advisors LLC,
                                                   Oppenheimer Capital.


Stephen J. Treadway  Managing Director             Chairman, President, and
                                                   Chief Executive Officer,
                                                   PIMCO Funds Advertising
                                                   Agency, Inc., PIMCO Funds
                                                   Distributors LLC.

James G. Ward        Executive Vice President,     Executive Vice President,
                     Director of Human             Human Resources,
                     Resources                     Value Advisors LLC.


Stewart A. Smith     Vice President and            Secretary, NFJ Investment
                     Secretary                     Group, Parametric Portfolio
                                                   Associates; Assistant
                                                   Secretary, Cadence Capital
                                                   Management.

                          Cadence Capital Management
                      265 Franklin Street, 11/th/ Floor
                         Boston, Massachusetts  02110

Name                   Position with Portfolio     Other Affiliations
                       Manager

William B. Bannick     Managing Director and       Director and Managing
                       Executive Vice President    Director, Cadence Capital
                                                   Management, Inc.

David B. Breed         Managing Director and       Director, Managing Director
                       Chief Executive Officer     and Chief Executive Officer,
                                                   Cadence Capital Management,
                                                   Inc.

Katherine A. Burdon    Managing Director           Director, Cadence Capital
                                                   Management Inc.

Bart J. O'Connor       Managing Director           Director, Cadence Capital
                                                   Management Inc.

Michael J. Skillman    Managing Director           Director, Cadence Capital
                                                   Management Inc.

Wayne A. Wicker        Managing Director           Director, Cadence Capital
                                                   Management Inc.

Robert M. Fitzgerald   Chief Financial Officer     See PIMCO Advisors L.P.


Barbara M. Green       Treasurer                   None.

Mary Ellen Melendez    Chief Operating Officer     None.
                       and Secretary


Stewart A. Smith       Assistant Secretary         See PIMCO Advisors L.P.


                             NFJ Investment Group
                         2121 San Jacinto, Suite 1840
                             Dallas, Texas  75201

Name                   Position with Portfolio     Other Affiliations
                       Manager

Benno J. Fischer       Managing Director           Director, Managing
                                                   Director, and Co-Chairman,
                                                   NFJ Management, Inc.

Robert M. Fitzgerald   Chief Financial Officer     See PIMCO Advisors L.P.
                       and Treasurer

John L. Johnson        Managing Director           Director, Co-Chairman and
                                                   Managing Director, NFJ
                                                   Management, Inc.

Jack C. Najork         Managing Director           Director, Managing
                                                   Director, Co-Chairman, NFJ
                                                   Management, Inc.

Stewart A. Smith       Secretary                   See PIMCO Advisors L.P.

Vinh T. Nguyen         Vice President and          Vice President and
                       Controller                  Controller, Cadence Capital
                                                   Management, Inc., StockPLUS
                                                   Management, Inc., PIMCO Funds
                                                   Advertising Agency, Inc.,
                                                   PIMCO Funds Distributors LLC,
                                                   and Value Advisors LLC;
                                                   Controller, Pacific
                                                   Investment Management Company
                                                   LLC.

                        Parametric Portfolio Associates
                            1151 Fairview Avenue N.
                           Seattle, Washington 98109


Name                   Position with Portfolio Manager      Other Affiliations

William E. Cornelius   Managing Director                    Chairman of the
                                                            Board of Directors
                                                            of PPA Acquisition
                                                            Corporation, DBA
                                                            Parametric Portfolio
                                                            Associates.

David M. Stein         Managing Director                    Director of PPA
                                                            Acquisition
                                                            Corporation, DBA
                                                            Parametric Portfolio
                                                            Associates.

Brian Langstraat       Managing Director                    Director and Chief
                                                            Executive Officer of
                                                            PPA Acquisition
                                                            Corporation, DBA
                                                            Parametric Portfolio
                                                            Associates.

                       Dresdner RCM Global Investors LLC
                            Four Embacadero Center
                            San Francisco, CA 94111


Name                   Position with Portfolio Manager      Other Affiliations

Gerhard Eberstadt      Member of Board of Managers          Member of Board of
                                                            Managers, Dresdner
                                                            Bank AG

George N. Fugelsang    Member of Board of Managers          President/Chief
                                                            Executive
                                                            Officer/Chairman,
                                                            Dresdner Kleinwort
                                                            Wasserstein
                                                            Securities LLC

Susan C. Gause         Member of Board of Managers;         Same
                       Chief Executive Officer; and
                       Senior Managing Director

Luke D. Knecht         Member of Board of Managers          Same
                       and Managing Director

Joachim Madler         Member of Board of Managers          Deputy Chief
                       and Managing Director                Executive Officer,
                                                            Allianz Dresdner
                                                            Asset Management

William L. Price       Chairman of Board of                 Same
                       Managers; Senior Managing
                       Director; and Global Chief
                       Investment Officer

Robert J. Goldstein    Secretary and General Counsel        Same

Item 27.   Principal Underwriters.


    (a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of shares for the Registrant and also of PIMCO Funds:
           Pacific Investment Management Series. The Distributor is an indirect wholly owned subsidiary of PIMCO Advisors L.P., the Registrant's Adviser.

    (b)


                          Positions and                                                                Positions
Name and Principal        Offices with                                                                 and Offices
Business Address*         Underwriter                                                                  with Registrant
Erik M. Aarts             Vice President, Fixed Income Product Manager                                 None
Kiley Andresen            Vice President, National Accounts Manager                                    None
Michael E. Brannan        Vice President                                                               None
Deborah P. Brennan        Vice President, Compliance Officer                                           None
Matthew W. Brown          Vice President                                                               None
Frederick J. Bruce        Vice President                                                               None
Martin J. Burke           Senior Vice President, Divisional Sales Manager                              None
Terry L. Bussard          Vice President                                                               None
Paul C. Cahill            Vice President                                                               None
Timothy R. Clark          Executive Vice President, Product Development                                None
Cindy Colombo             Vice President, Retirement Plans                                             None
Lesley E. Cotten          Vice President, On-Line Content Development Manager                          None
Patrick M. Coyne          Vice President, International Product Manager                                None
Kelly Crean               Vice President                                                               None
Paul DeNicolo             Vice President                                                               None
Jonathan P. Fessel        Vice President                                                               None
Michael J. Gallagher      Vice President                                                               None
Joseph F. Gengo           Vice President                                                               None
Ronald H. Gray            Vice President                                                               None
Daniel F. Hally           Vice President                                                               None
JoAnn Ham                 Vice President                                                               None
Ned E. Hammond Jr.        Vice President                                                               None
Derek B. Hayes            Sr. Vice President, Operations                                               None
Kristina S. Hooper        Vice President, Equity Product Manager                                       None
Christopher J. Horan      Vice President                                                               None
John B. Hussey            Vice President                                                               None
Brian Jacobs              Senior Vice President, National Sales Director                               None
Stephen R. Jobe           Sr. Vice President, Communications                                           None
Dustin P. Kanode          Vice President                                                               None
Andrew G. Laing           Vice President                                                               None
Stephen R. Laut           Vice President                                                               None
William E. Lynch          Senior Vice President, Divisional Sales Manager                              None
Stephen A. Maginn         Executive Vice President, Sales                                              None
Andrew J. Maloney         Vice President                                                               None
John Maney                Chief Financial Officer, Treasurer                                           None
Ann H. McAdams            Vice President                                                               None
Wayne F. Meyer            Vice President                                                               None
Andrew Jay Meyers         Executive Vice President, Director of Marketing                              None
Rosalie L. Milburn        Vice President                                                               None
Laura Miller              Compliance Officer                                                           None
Fiora N. Moyer            Vice President                                                               None
Kerry A. Murphy           Vice President, National Accounts Manager                                    None
George E. Murphy          Vice President                                                               None
Phillip J. Neugebauer     Sr. Vice President, Public Relations                                         None
Vinh T. Nguyen            Vice President, Controller                                                   None
Joffrey H. Pearlman       Vice President                                                               None
Glynne P. Pisapia         Vice President                                                               None
Frank C. Poli             Vice President, Compliance Officer                                           None
Jennifer L. Quigley       Vice President                                                               None
Robert J. Rokose          Vice President, Controller                                                   None
James Scott Rose          Vice President                                                               None
Jay S. Rosoff             Senior Vice President, Divisional Sales Manager                              None
Stephen M. Rudman         Senior Vice President, Divisional Sales Manager                              None
Anne Marie Russo          Vice President, Human  Resources                                             None
James M. Sambrook         Vice President, Manager, Systems                                             None
Keith A. Schlingheyde     Vice President                                                               None
Newton B. Schott Jr.      Executive Vice President, Chief Administrative Officer, Secretary            Vice President and Secretary
Eugene M. Smith Jr.       Vice President, Design Director                                              None
Cathy Smith               Vice President, Copy Director                                                None
Robert M. Smith           Vice President                                                               None
Zinovia Spezakis          Sr. Vice President, E-Commerce Director                                      None
Frederick S. Teceno       Vice President                                                               None
William H. Thomas Jr.     Senior Vice President, Divisional Sales Manager                              None
Kathleen C. Thompson      Vice President, National Account Liaison                                     None
Stephen J. Treadway       Chairman, President and Chief Executive Officer                              Trustee, President and Chief
                                                                                                       Executive Officer
Paul H. Troyer            Senior Vice President                                                        None
Teresa L. Vlachos         Vice President, Sales Desk Manager                                           None
Nicholas K. Willett       Senior Vice President, Divisional Sales Manager                              None
Glen A. Zimmerman         Vice President, Database Marketing Manager                                   None



_______________________

   * Principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902 or 888 San Clemente, Newport Beach, CA 92660.

    (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.   Location of Accounts and Records.

    The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 21 West 10th Street, Kansas City, Missouri 64105, National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, Missouri 64105, and/or PFPC Inc., PO Box 9688, Providence,
Rhode Island 02940.

Item 29.   Management Services.

           Not Applicable.

Item 30.   Undertakings.

           Not Applicable.

                                     NOTICE
                                     ------

         A copy of the Agreement and Declaration of Trust of PIMCO Funds:
Multi-Manager Series (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 66 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused the Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Stamford, and the State of Connecticut on the 28th day of December, 2001.


                                   PIMCO FUNDS: MULTI-MANAGER SERIES

                                   By: /s/ Stephen J. Treadway
                                       -----------------------
                                       Stephen J. Treadway,
                                       President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 66 has been signed below by the following persons in the capacities and on the dates indicated.

Name                               Capacity                         Date
----                               --------                         ----


/s/ Stephen J. Treadway            Trustee and President      December 28, 2001
------------------------------
Stephen J. Treadway

/s/ John P. Hardaway*              Treasurer and Principal
------------------------------
John P. Hardaway                   Financial and Accounting
                                   Officer

/s/ Donald P. Carter*              Trustee
------------------------------
Donald P. Carter

/s/ E. Philip Cannon*              Trustee
------------------------------
E. Philip Cannon

/s/ Gary A. Childress*             Trustee
------------------------------
Gary A. Childress

/s/ W. Bryant Stooks*              Trustee
------------------------------
W. Bryant Stooks

/s/ Gerald M. Thorne*              Trustee
------------------------------
Gerald M. Thorne


                                   * By: /s/ Stephen J. Treadway
                                         -----------------------
                                         Stephen J. Treadway,
                                         Attorney-In-Fact


                                     Date: December 28, 2001

                                 Exhibit Index

Exhibit No.                Exhibit
-----------                -------

(d)(1)(v)                  Form of Addendum to Investment Advisory Agreement.

(d)(2)(v)                  Form of Portfolio Management Agreement.

(e)(6)                     Form of Supplement to Distribution Contract.

(h)(1)(i)                  Revised Schedule to Administration Agreement.

(h)(8)(iii)                Form of Transfer Agency and Services Agreement.

(j)(1)(v)                  Consent of PricewaterhouseCoopers LLP.

(p)(4)                     Code of Ethics of Dresdner RCM Global Investors LLC.